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                                CREDIT AGREEMENT

                                      among

                               QUANTUM CORPORATION

                                       and

                             THE BANKS NAMED HEREIN

                                       and

             ABN AMRO BANK N.V., San Francisco International Branch
                                       and
                                   CIBC INC.,
                          as Co-Arrangers for the Banks

                                       and

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                      as Administrative Agent for the Banks

                                       and

             ABN AMRO BANK N.V., San Francisco International Branch,
                       as Syndication Agent for the Banks

                                       and

                         BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION
                      as Documentation Agent for the Banks


                                  June 6, 1997


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                                CREDIT AGREEMENT

                                Table of Contents

                                                                            Page
                                                                            ----

SECTION I.                 INTERPRETATION....................................  1
         1.01.             Definitions.......................................  1
         1.02.             GAAP.............................................. 22
         1.03.             Headings.......................................... 23
         1.04.             Plural Terms...................................... 23
         1.05.             Time.............................................. 23
         1.06.             Governing Law..................................... 23
         1.07.             Construction...................................... 23
         1.08.             Entire Agreement.................................. 23
         1.09.             Calculation of Interest and Fees.................. 23
         1.10.             Other Interpretive Provisions..................... 23

SECTION II.                CREDIT FACILITIES................................. 24
         2.01.             Revolving Loan Facility........................... 24
         2.02.             Letter of Credit Facility......................... 28
         2.03.             Amount Limitations, Commitment Reductions, Etc. .. 33
         2.04.             Fees.............................................. 34
         2.05.             Prepayments....................................... 36
         2.06.             Other Payment Terms............................... 37
         2.07.             Notes and Interest Account........................ 38
         2.08.             Revolving Loan Funding, Etc....................... 38
         2.09.             Pro Rata Treatment................................ 39
         2.10.             Change of Circumstances........................... 41
         2.11.             Taxes on Payments................................. 44
         2.12.             Funding Loss Indemnification...................... 46
         2.13.             Replacement of Banks.............................. 47

SECTION III.               CONDITIONS PRECEDENT.............................. 47
         3.01.             Initial Conditions Precedent...................... 47
         3.02.             Conditions Precedent to Each Credit Event......... 48
         3.03.             Conditions Precedent to Each Conversion or
                           Each Selection of Interest Period................. 48

SECTION IV.                REPRESENTATIONS AND WARRANTIES.................... 49
         4.01.             Borrower's Representations and Warranties......... 49
         4.02.             Reaffirmation..................................... 54

SECTION V.                 COVENANTS......................................... 55
         5.01.             Affirmative Covenants............................. 55
         5.02.             Negative Covenants................................ 59

SECTION VI.                DEFAULT........................................... 73
         6.01.             Events of Default................................. 73
         6.02.             Remedies.......................................... 75

                                        i

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                                                                            Page
                                                                            ----

SECTION VII.               AGENTS AND RELATIONS AMONG BANKS.................. 76
         7.01.             Appointment, Powers and Immunities................ 76
         7.02.             Reliance by Agents................................ 76
         7.03.             Defaults.......................................... 77
         7.04.             Indemnification................................... 77
         7.05.             Non-Reliance...................................... 78
         7.06.             Resignation or Removal of Administrative
                           Agent............................................. 78
         7.07.             Removal of Co-Arrangers........................... 79
         7.08.             Authorization..................................... 79
         7.09.             Agents in Their Individual Capacities............. 80
         7.10.             Agents' Communications Binding Upon Banks......... 80
         7.11.             No Obligations of Borrower........................ 80
         7.12.             Co-Agents......................................... 80

SECTION VIII.  MISCELLANEOUS................................................. 81
         8.01.             Notices........................................... 81
         8.02.             Expenses.......................................... 82
         8.03.             Indemnification................................... 82
         8.04.             Waivers; Amendments............................... 83
         8.05.             Successors and Assigns............................ 84
         8.06.             Setoff; Security Interest......................... 88
         8.07.             No Third Party Rights............................. 89
         8.08.             Partial Invalidity................................ 89
         8.09.             Jury Trial........................................ 89
         8.10.             Counterparts...................................... 89
         8.11.             Confidentiality................................... 89


                                       ii
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SCHEDULES

            I                   Banks
           II                   Pricing Grid
         3.01                   Initial Conditions Precedent
         4.01(p)                Borrower's Subsidiaries
         5.02(a)                Permitted Financial Covenants


EXHIBITS

         A                 Notice of Borrowing (2.01(b))
         B                 Notice of Conversion (2.01(d))
         C                 Notice of Interest Period Selection (2.01(e))
         D                 Note (2.07(a))
         E                 Compliance Certificate (5.01(a))
         F                 Subordinated Debt Terms (5.02(a))
         G                 Assignment Agreement (8.05(c))

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, dated as of June 6, 1997, is entered into by and among:

                  (1) QUANTUM CORPORATION, a Delaware corporation ("Borrower");

                  (2) Each of the financial institutions from time to time listed in Schedule I hereto, as amended from time to time (such financial institutions to be referred to herein collectively as the "Banks");

                  (3) ABN AMRO BANK N.V.,  San  Francisco  International  Branch
         ("ABN")  and  CIBC  INC.  ("CIBC"),   as  co-arrangers  for  the  Banks
         (collectively in such capacity, the "Co- Arrangers");

                  (4) CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Banks (in such capacity, the "Administrative Agent"); BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as documentation agent for the Banks; and ABN, as syndication agent for the Banks; and

                  (5) BANKBOSTON, N.A., THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK, and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as co-agents for the Banks.


                                    RECITALS

         A. Borrower has requested that the Banks provide certain credit facilities to Borrower on an unsecured basis.

         B. The Banks are willing to provide such credit facilities upon the terms and subject to the conditions set forth herein.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION I.   INTERPRETATION.

         1.01. Definitions. Unless otherwise indicated in this Agreement or any other Credit Document, each term set forth below, when used in this Agreement or any other Credit Document, shall have the respective meaning given to that term below or in the provision of this Agreement or other Credit Document referenced below:

                  "ABN" shall have the meaning given to that term in clause (3) of the introductory paragraph hereof.

                  "Administrative Agent" shall have the meaning given to that term in clause (4) of the introductory paragraph hereof.

                  "Administrative Agent's Fee Letter" shall mean the letter agreement dated the date of this Agreement between Borrower and Administrative Agent.

                  "Affiliate" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, ten percent (10%) or more of the Equity Securities of such Person having voting power, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (c) each of such Person's officers and directors; provided, however, that in no case shall any Agent or any Bank Party be deemed to be an Affiliate of Borrower, any of Borrower's Subsidiaries or MKE-Quantum for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

                  "Agents"   shall  mean   Administrative   Agent  and  the  Co-
         Arrangers.

                  "Agents' Fee Letters" shall mean the Administrative Agent's Fee Letter and the Co-Arrangers' Fee Letter.

                  "Agreement" shall mean this Credit Agreement.

                  "Applicable Lending Office" shall mean, with respect to any Bank, (a) initially, its office designated as such in Schedule I (or, in the case of any Bank which becomes a Bank by an assignment pursuant to Subparagraph 8.05(c), its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices as such Bank may designate to Administrative Agent as the office at which such Bank's Revolving Loans will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Bank's Revolving Loans will thereafter be made.

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                  "Applicable Margin" shall mean, with respect to any LIBOR Loan at any time, the per annum margin which is determined pursuant to the Pricing Grid and added to the LIBO Rate for such LIBOR Loan; provided, however, that each Applicable Margin determined pursuant to the Pricing Grid shall be increased by two percent (2.00%) (a) on the date an Event of Default of the type referred to in Subparagraph 6.01(a), 6.01(f) or 6.01(g) occurs and (b) on the date Administrative Agent provides written notice to Borrower of the occurrence of any Event of Default other than of the type referred to in Subparagraph 6.01(a), 6.01(f) or 6.01(g), and in each case shall continue at such increased rate unless and until such Event of Default is waived in accordance with this Agreement. The Applicable Margins shall be determined as provided in the Pricing Grid and may change for each Pricing Period.

                  "Assignee Bank" shall have the meaning given to that term in Subparagraph 8.05(c).

                  "Assignment" shall have the meaning given to that term in Subparagraph 8.05(c).

                  "Assignment Agreement" shall have the meaning given to that term in Subparagraph 8.05(c).

                  "Assignment Effective Date" shall have, with respect to each Assignment Agreement, the meaning set forth therein.

                  "Assignor Bank" shall have the meaning given to that term in Subparagraph 8.05(c).

                  "Attorney Costs" of any Person shall mean and include all reasonable fees and disbursements of any law firm or other external counsel for such Person and, to the extent such services are not redundant to those provided in the matter by external counsel for such Person, the allocated cost of internal legal services and all disbursements of internal counsel.

                  "Authorized Financial Officer" shall mean, with respect to Borrower, the Chief Financial Officer or Treasurer of Borrower or any Vice President of Finance of Borrower.

                  "Bank Parties" shall mean, collectively, the Banks and Issuing Bank. Unless otherwise indicated, the term "Bank Parties" shall include any Bank acting as Issuing Bank but not in its capacity as such.

                  "Banks"  shall have the  meaning  given to that term in clause
         (2) of the introductory paragraph hereof. Unless otherwise indicated, the term "Banks" shall include any Bank acting as Issuing Bank but not in its capacity as such.

                  "Base Rate" shall mean, on any day, the greater of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate for such day plus one-half percent (0.50%); provided, however, that the Base Rate shall be increased by two percent (2.00%) (a) on the date an Event of Default of the type referred to in Subparagraph 6.01(a), 6.01(f) or 6.01(g) occurs and (b) on the date Administrative Agent provides written notice to Borrower of the occurrence of any Event of Default other than of the type referred to in Subparagraph 6.01(a), 6.01(f) or 6.01(g), and in each case shall continue at such increased rate unless and until such Event of Default is waived in accordance with this Agreement.

                  "Base Rate Loan" shall mean, at any time, a Revolving Loan which then bears interest as provided in clause (i) of Subparagraph 2.01(c).

                  "Borrower" shall have the meaning given to that term in clause
         (1) of the introductory paragraph hereof.

                  "Borrowing" shall mean a borrowing by Borrower consisting of the Revolving Loans made by each of the Banks on the same date and of the same Type pursuant to a single Notice of Borrowing.

                  "Business Day" shall mean any day other than Saturday and Sunday on which (a) commercial banks are not authorized or required to close in San Francisco, California or New York, New York and (b) if such Business Day is related to a Revolving Loan which bears or is to bear interest based on a LIBO Rate, dealings in Dollar deposits are carried out in the London or other applicable interbank eurodollar market.

                  "Capital Adequacy Requirement" shall have the meaning given to that term in Subparagraph 2.10(d).

                  "Capital Leases" shall mean any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.

                  "Cash   Equivalents"   shall  mean  Investments  of  the  type
         permitted pursuant to clauses (i) through (iv), (vi), (viii) and (xviii) in Subparagraph 5.02(e).

                  "Change of Control" shall mean with respect to Borrower, the occurrence of any of the following events: (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall (A) acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of forty percent (40%) or more of the outstanding Equity Securities of Borrower entitled to vote for members of the board of directors, or (B) acquire all or substantially all of the assets of Borrower and its Subsidiaries taken as a whole, or (ii) during any period of fifteen (15) consecutive calendar months, individuals who are directors of Borrower on the first day of such period ("Initial Directors") and any directors of Borrower who are specifically approved by two-thirds of the directors of Borrower who are Initial Directors or previously-approved Approved Directors ("Approved Directors") shall cease to constitute a majority of the Board of Directors of Borrower before the end of such period.

                  "Change of Law" shall have the meaning given to that term in Subparagraph 2.10(b).

                  "CIBC" shall have the meaning given to that term in clause (3) of the introductory paragraph hereof.

                  "Closing Date" shall mean the date when the initial Revolving Loan is made or the initial Letter of Credit is issued.

                  "Co-Arrangers" shall have the meaning given to that term in clause (3) of the introductory paragraph hereof.

                  "Co-Arrangers' Fee Letter" shall mean the letter agreement dated the date of this Agreement among Borrower and the Co-Arrangers.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Commitment" shall mean, with respect to any Bank at any time, such Lender's Proportionate Share at such time of the Total Commitment at such time.

                  "Commitment Fee Percentage" shall mean, with respect to the Unused Commitment at any time, a per annum rate which is determined pursuant to the Pricing Grid.

                  "Commitment Fees" shall have the meaning given to that term in Subparagraph 2.04(c).

                  "Compliance Certificate" shall have the meaning given to that term in Subparagraph 5.01(a).

                  "Contingent Obligation" shall mean, with respect to any Person without duplication, (a) any Guaranty Obligation of that Person; and
         (b) any direct or indirect monetary obligation or liability, contingent or otherwise, of that Person (i) in respect of any letter of credit or similar instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, (ii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered if and to the extent such obligations are not designated as accounts payable in accordance with GAAP, or (iii) incurred pursuant to any interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts or other similar agreements relating to interest rates or currencies. The amount of any Contingent Obligation shall be deemed equal to the liability in respect thereof reasonably anticipated in accordance with GAAP.

                  "Contractual Obligation" of any Person shall mean, any indenture, note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument, contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

                  "Convertible Subordinated Debentures" shall mean the 5% Convertible Subordinated Notes due 2003 in the original principal amount of $241,350,000 issued by Borrower pursuant to the Indenture dated February 15, 1996 between Borrower and LaSalle National Trust Company, N.A., as Trustee.

                  "Credit Documents" shall mean and include the Loan Documents; all documents, instruments and agreements delivered to any Agent or any Bank Party pursuant to Paragraph 3.01; and all other documents, instruments and agreements delivered by Borrower or any of its Subsidiaries to any Agent or Bank Party in connection with this Agreement on or after the date of this Agreement.

                  "Credit Event" shall mean the making of any Revolving Loan, the issuance of any Letter of Credit or any amendment of any Letter of Credit which increases its stated amount or extends its expiration date.

                  "Default" shall have the meaning given to that term in Paragraph 6.01.

                  "Defaulting Bank" shall mean a Bank which has failed to fund its portion of any Borrowing which it is required to fund under this Agreement and has continued in such failure for three (3) Business Days after written notice from Administrative Agent.

                  "Disclosure  Letter"  shall mean the letter  from  Borrower to
         Administrative   Agent,  dated  the  date  of  this  Agreement,   which
         identifies itself as the "Disclosure Letter" under this Agreement.

                  "Dollars" and "$" shall mean the lawful currency of the United States of America.

                  "Domestic Subsidiary" shall mean, with respect to any Person, any Subsidiary of such Person which is created or organized in the United States or under the laws of the United States or any state of the United States.

                  "Drawing Payment" shall have the meaning given to that term in Subparagraph 2.02(c).

                  "EBITDA" shall mean, with respect to any Person for any period, the sum of the following, determined on a consolidated basis in accordance with GAAP where applicable:

                           (a) The net income or net loss of such Person and its
                  Subsidiaries for such period before provision for income taxes;

                                      plus

                           (b) The sum (to the extent  deducted  in  calculating
                  net income or loss in clause (a) above) of (i) all Interest Expenses of such Person and its Subsidiaries accruing during such period and (ii) all depreciation and amortization of such Person and its Subsidiaries accruing during such period.

                  "Employee Benefit Plan" shall mean any employee benefit plan within the meaning of section 3(3) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

                  "Environmental Laws" shall mean all Requirements of Law relating to the protection of human health and the environment, including, without limitation, all Requirements of Law, pertaining to reporting, licensing, permitting, transportation, storage, disposal, investigation, and remediation of emissions, discharges, releases, or threatened releases of hazardous materials, chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes, whether solid, liquid, or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials, or wastes, whether solid, liquid, or gaseous in nature.

                  "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing, other than convertible debt securities which have not been converted into common stock, preferred stock, participations, shares, partnership interests or other equity interests in any such Person.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended or supplemented, including any rules or regulations issued in connection therewith.

                  "ERISA Affiliate" shall mean any Person which is treated as a single employer with Borrower under Section 414 of the Code.

                  "Event of Default" shall have the meaning given to that term in Paragraph 6.01.

                  "Executive Officer" shall mean, with respect to Borrower, the Chairman, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer, Treasurer, General Counsel or Vice President of Corporate Development and Planning of Borrower or any division President or Executive Vice President of Borrower (or, if the titles are changed, the persons having similar responsibilities for Borrower).

                  "External LC Agreement" shall mean the Credit Agreement dated as of September 22, 1995 among Borrower, The Sumitomo Bank, Limited and other banks from time to time parties thereto (as amended, modified and supplemented from time to time in accordance with this Agreement), or such other agreement between or among Borrower and any other financial institution or financial institutions pursuant to which Borrower may incur Indebtedness under letters of credit of the type permitted under clause (vi) of Subparagraph 5.01(a).

                  "Federal Funds Rate" shall mean, for any day, the Federal funds effective rate as set forth in the weekly statistical release designated as H.15(519) published by the Federal Reserve Bank of New York for such day, or in any successor publication (or, if such rate is not so published for any day, the average rate quoted to Administrative Agent on and for such day by three (3) Federal funds brokers of recognized standing selected by Administrative Agent).

                  "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System.

                  "Financial Statements" shall mean, with respect to any accounting period for any Person, consolidated statements of income, shareholders' equity and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

                  "Funded Debt" of any Person shall mean, without duplication, Indebtedness of the type set forth in clauses (a) - (f) of the definition of "Indebtedness" less Cash or Cash Equivalents used as collateral to secure any such Indebtedness.

                  "Funding Losses" shall mean, with respect to any repayment, prepayment or conversion of any LIBOR Loan as set forth in clause (a) of Paragraph 2.12, any failure to borrow any LIBOR Loan as set forth in clause (b) of Paragraph 2.12 or any failure to convert into any LIBOR Loan as set forth in clause (c) of Paragraph 2.12, the amount (which shall not be less than zero) computed in accordance with the following formula:

                  Funding Losses = (R-T) x P x D
                                   --------------
                                        360

                  where R =         the  interest  rate  that was or would  have
                                    been applicable to such LIBOR Loan;

                        T = the LIBO Rate for the date of such repayment, prepayment, conversion, failure to borrow or failure to convert for new LIBOR Loans, of the same principal amount made for an assumed Interest Period (the "Remaining Period") which begins on the date of such repayment, prepayment, conversion, failure to borrow or failure to convert and ends on the last day of the actual Interest Period that was or would have been applicable to the LIBOR Loan that was repaid, prepaid or converted or that was not borrowed or converted;

                        P = the principal amount of the LIBOR Loan that was repaid, prepaid or converted or that was not borrowed or converted; and

                        D =         the number of days in the Remaining Period.

                  "GAAP" shall mean generally accepted accounting principles and practices as in effect in the United States of America from time to time, consistently applied.

                  "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or any comparable authority.

                  "Governmental Charges" shall mean, with respect to any Person, all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon such Person or any of its property or otherwise payable by such Person.

                  "Governmental Rule" shall mean any law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

                  "Guaranty Obligation" shall mean, with respect to any Person, any direct or indirect liability of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or
         (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation (except to the extent of the fair market value of such property, securities or services to be purchased), or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the liability in respect thereof reasonably anticipated under GAAP.

                  "Hazardous Materials" shall mean all materials, substances and wastes which are classified or regulated as "hazardous," "toxic" or similar descriptions under any Environmental Law or which are hazardous, toxic, harmful or dangerous to human health.

                  "Indebtedness" of any Person shall mean, without duplication (in each case, measured in accordance with GAAP):

                           (a) All monetary obligations of such Person evidenced
                  by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money;

                           (b) All monetary  obligations  of such Person for the
                  deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secured or financed such purchase price), other than trade payables incurred by such Person in the ordinary course of its business on ordinary terms;

                           (c) All  monetary  obligations  of such Person  under
                  conditional sale or other title retention agreements with respect to property acquired by such Person other than pursuant to leases classified as operating leases under GAAP (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property);

                           (d) All monetary obligations of such Person as lessee
                  with respect to the capitalized portion of Capital Leases of such Person (other than capitalized interest) calculated in accordance with GAAP;

                           (e) all monetary  obligations  of such Person  (other
                  than inchoate indemnity obligations) with respect to any Synthetic Leases; provided, however, that the amount of monetary obligations for the purpose of this clause
                  (e) shall be equal to the aggregate present value of scheduled rental payments under each such Synthetic Lease (excluding any component thereof in the nature of operating expenses, taxes or similar obligations), together with the purchase price payable by such Person at the end of such Synthetic Lease, discounted by the interest rate implicit in such Synthetic Lease;

                           (f) all monetary  obligations  of such Person  (other
                  than inchoate indemnity obligations) with respect to any sale, transfer or assignment of accounts receivable and related rights and property by such Person with recourse to such Person;

                           (g)  All   monetary   obligations   of  such  Person,
                  contingent or otherwise, under or with respect to letters of credit, banker's acceptances or other similar facilities;

                           (h) All monetary obligations of such Person, contingent or otherwise, under or with respect to interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts or other similar agreements relating to interest rates or currencies;

                           (i) All  Contingent  Obligations  of such Person with
                  respect to the obligations of such Person or other Persons of the types described in clauses (a) - (h) above; and

                           (j) All  obligations  of other  Persons  of the types
                  described in clauses (a) - (h) above to the extent secured by (or for which any holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien in any property (including accounts and contract rights) owned by such Person, even though such person has not assumed or become liable for the payment of such obligations; provided, however, that the amount of such Indebtedness under this clause (j) shall be the lesser of (i) the fair market value of the property subject to such Lien and (ii) the amount of the monetary obligations of such other Person.

                  "Interest Account" shall have the meaning given to that term in Subparagraph 2.07(b).

                  "Interest Expenses" shall mean, with respect to any Person for any period, the sum, determined on a consolidated basis in accordance with GAAP, of (a) all interest accruing on the indebtedness of such Person during such period (including interest attributable to Capital Leases and financing charges attributable to Synthetic Leases whether calculated as interest expenses or rental expenses), (b) all letter of credit fees payable by such Person accruing during such period and (c) interest or discount associated with Permitted Receivables Facilities not otherwise included in clause (a) above.

                  "Interest Period" shall mean, with respect to any LIBOR Loan, the time periods selected by Borrower pursuant to Subparagraph 2.01(b) or Subparagraph 2.01(d) which commences on the first day of such Revolving Loan or the effective date of any conversion and ends on the last day of such time period, and thereafter, each subsequent time period selected by Borrower pursuant to Subparagraph 2.01(e) which commences on the last day of the immediately preceding time period and ends on the last day of that time period.

                  "Investment" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business or the purchase by such Person in the ordinary course of business of residences for employees in connection with the relocation by such Person of such employees), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including any Guaranty Obligations of such Person and any Indebtedness of such Person of the type described in clause (j) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include (a) accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales of inventory or the performance of services in the ordinary course of such Person's business or (b) prepaid expenses of such Person incurred and prepaid in the ordinary course of business.

                  "Issuing Bank" shall mean a Bank selected by Borrower and approved by Administrative Agent and the Co-Arrangers in their reasonable discretion that has agreed to act as issuing bank hereunder and issue one or more Letters of Credit pursuant to Paragraph 2.02.

                  "LC Application" shall have the meaning given to that term in Subparagraph 2.02(b).

                  "LC Availability Date" shall mean the day on or after the Closing Date that an Issuing Bank has been selected by Borrower and approved by Administrative Agent and the Co- Arrangers in accordance with this Agreement.

                  "LC Commitment" shall have the meaning given to that term in Subparagraph 2.02(a).

                  "LC Facility Expiration Date" shall have the meaning given to that term in Subparagraph 2.02(a).

                  "LC Issuance Fees" shall have the meaning given to that term in Subparagraph 2.04(d).

                  "LC Usage Fee" shall have the meaning given to that term in Subparagraph 2.04(d).

                  "LC Usage Fee Rate" shall mean, with respect to Letters of Credit, the per annum rate which is determined pursuant to the Pricing Grid and used to calculate the LC Usage Fee.

                  "Letter of Credit" shall have the meaning given to that term in Subparagraph 2.02(a).

                  "LIBO Rate" shall mean, with respect to any Interest Period for the LIBOR Loans in any Borrowing, a rate per annum equal to the quotient of (a) the arithmetic mean (rounded upward if necessary to the nearest 1/16 of one percent) of the rates per annum appearing on the Reuters screen LIBO page (or any successor publication) on the second Business Day prior to the first day of such Interest Period at or about 11:00 A.M. (London time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period, divided by (b) one minus the Reserve Requirement for such Revolving Loans in effect from time to time. If for any reason rates are not available as provided in clause (a) of the preceding sentence, the rate to be used in clause (a) shall be, at the Administrative Agent's discretion, (i) the rate per annum at which Dollar deposits are offered to the Administrative Agent in the London interbank eurodollar currency market or (ii) the rate at which Dollar deposits are offered to the Administrative Agent in, or by the Administrative Agent to major banks in, any offshore interbank eurodollar market selected by the Administrative Agent, in each case on the second Business Day prior to the commencement of such Interest Period at or about 10:00 A.M. (New York time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period and in an amount approximately equal to the amount of the Revolving Loan to be made or funded by the Administrative Agent as part of such Borrowing.

                  "LIBOR Loan" shall mean, at any time, a Revolving Loan which then bears interest as provided in clause (ii) of Subparagraph 2.01(c).

                  "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, Capital Lease or other title retention agreement.

                  "Loan Documents" shall mean this Agreement, the Notes, the Agents' Fee Letter, the LC Applications, each Notice of Borrowing, each Compliance Certificate and each additional certificate delivered by Borrower or any of its Subsidiaries from time to time pursuant to the terms of this Agreement or any such other Loan Documents.

                  "Majority Banks" shall mean (a) at any time Revolving Loans are outstanding and the Banks are obligated to make Revolving Loans pursuant to their Commitments, Banks holding more than fifty-one percent (51%) of the aggregate principal amount of all Revolving Loans outstanding, calculated as if Revolving Loans in the full amount of the Banks' Commitments were outstanding, (b) at any time Revolving Loans are outstanding and the Banks are not obligated to make Revolving Loans pursuant to their Commitments, Banks holding more than fifty-one percent (51%) of the aggregate principal amount of all Revolving Loans outstanding and (c) at any time no Revolving Loans are outstanding, Banks whose aggregate Commitments exceed fifty-one percent (51%) of the Total Commitment at such time.

                  "Margin Stock" shall have the meaning given to that term in Regulation U issued by the Federal Reserve Board, as amended from time to time, and any successor regulation thereto.

                  "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations or financial or other condition of Borrower and its Subsidiaries taken as a whole; (b) the ability of Borrower to pay or perform the Obligations in accordance with the terms of this Agreement and the other Credit Documents; or (c) the rights and remedies of the Agents and the Bank Parties under this Agreement or any other Credit Documents taken as a whole.

                  "Material Subsidiaries" shall mean each Subsidiary of Borrower which has assets with a total book value greater than ten percent (10%) of the consolidated total assets of Borrower and its Subsidiaries, each determined as of the end of the fiscal quarter immediately preceding the date of determination.

                  "Maturity" shall mean, with respect to any Revolving Loan, Reimbursement Obligation, interest, fee or other amount payable by Borrower under this Agreement or the other Credit Documents, the date such Revolving Loan, interest, Reimbursement Obligation, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

                  "Maturity Date" shall have the meaning given to that term in Subparagraph 2.01(a).

                  "MKE" shall mean Matsushita-Kotobuki Electronics Industries, Ltd., a Japanese corporation.

                  "MKE-Quantum" shall mean MKE-Quantum Components, L.L.C., a Delaware limited liability company.

                  "Moody's" means Moody's Investors Service, Inc. and any successor thereto that is a nationally-recognized rating agency.

                  "Multiemployer Plan" shall mean any multiemployer plan within the meaning of section 3(37) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate.

                  "Net Proceeds" shall mean with respect to any sale or issuance of any Equity Security or other security by any Person (including in the case of Borrower, any sale or issuance of any Subordinated Debt), the aggregate consideration received by such Person from such sale or issuance less the actual amount of fees and commissions payable to Persons other than such Person or any Affiliate of such Person.

                  "Note"   shall  have  the  meaning   given  to  that  term  in
         Subparagraph 2.07(a).

                  "Notice of Borrowing" shall have the meaning given to that term in Subparagraph 2.01(b).

                  "Notice of Conversion" shall have the meaning given to that term in Subparagraph 2.01(d).

                  "Notice of Interest Period Selection" shall have the meaning given to that term in Subparagraph 2.01(e).

                  "Obligations"   shall  mean  and  include,   with  respect  to
         Borrower, all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by Borrower to any

         Agent or any Bank Party of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower hereunder or thereunder.

                  "Origination Fees" shall have the meaning given to that term in Subparagraph 2.04(b).

                  "Outstanding Facilities Credit" shall have the meaning given to that term in Subparagraph 2.03(a).

                  "Participant" shall have the meaning given to that term in Subparagraph 8.05(b).

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

                  "Permitted Indebtedness" shall have the meaning given to that term in Subparagraph 5.02(a).

                  "Permitted Investments" shall have the meaning given to that term in Subparagraph 5.02(e).

                  "Permitted Liens" shall have the meaning given to that term in Subparagraph 5.02(b).

                  "Permitted Receivables Facility" shall mean one or more accounts receivable financing arrangements including (a) the sale of accounts receivables and any related property by Borrower and/or any of its Subsidiaries to a financing party or a special purpose vehicle, and/or (b) the granting of a security interest in accounts receivable and any related property by Borrower and/or any of its Subsidiaries; provided, however, that the aggregate outstanding advances under such accounts receivables financing arrangements shall not exceed $200,000,000 at any one time.

                  "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a limited liability company, a joint stock company, an unincorporated association, a joint venture, a trust or other entity or a Governmental Authority.

                  "Pricing Grid" shall mean Schedule II.

                  "Pricing Period" shall mean (a) the period commencing on the date of this Agreement and ending on September 30,

         1997, (b) the period commencing on October 1, 1997 and ending on November 30, 1997, and (c) each consecutive three-calendar month period, four-calendar month period, two-calendar month period or three-calendar month period (as applicable) thereafter which commences on the day following the last day of the immediately preceding three-calendar month period, four-calendar month period, two-calendar month period or three-calendar month period (as applicable) and ends on the last day of that time period as follows:

                           (i) December 1st through February 28th or February 29th (as applicable);

                           (ii) March 1st through June 30th;

                           (iii) July 1st through August 31st; and

                           (iv) September 1st through November 30th.

                  "Prime Rate" shall mean the per annum rate publicly announced by the Administrative Agent from time to time at its New York Branch. The Prime Rate is determined by the Administrative Agent from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by the Administrative Agent at any given time for any particular class of customers or credit extensions. Any change in the Base Rate resulting from a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs.

                  "Prior Credit Agreement" shall have that certain Credit Agreement, dated as of October 4, 1994, as amended, among Borrower, the banks named therein, ABN, Barclays Bank PLC and CIBC, as managing agents for the banks, and Canadian Imperial Bank of Commerce, as administrative agent for the banks.

                  "Proportionate Share" shall mean, with respect to each Bank, the percentage set forth under the caption "Proportionate Share" opposite such Bank's name on Schedule I, or, if changed, such percentage as may be set forth for such Bank in the Register.

                  "Quick Ratio" shall mean, with respect to Borrower at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                           (a) The sum at such  time of all (i)  cash  and  Cash
                  Equivalents  of  Borrower  and  its  Subsidiaries   (excluding
                  restricted cash) and (ii) accounts receivable of

                  Borrower and its Subsidiaries, less all reserves therefor;

                                       to

                           (b) The sum at such time of (i) the current liabilities of Borrower and its Subsidiaries plus (ii) long-term Indebtedness secured by account receivables of Borrower or its Subsidiaries measured at the lesser of the amount of such long-term Indebtedness and the book value of the accounts receivable so encumbered.

                  "Register" shall have the meaning given to that term in Subparagraph 8.05(d).

                  "Reimbursement Obligation" shall have the meaning given to that term in Subparagraph 2.02(c).

                  "Reimbursement Payment" shall have the meaning given to that term in Subparagraph 2.02(c).

                  "Reportable Event" shall have the meaning given to that term in ERISA and applicable regulations thereunder.

                  "Requirement of Law" applicable to any Person shall mean (a) the Articles or Certificate of Incorporation and By-laws, Partnership Agreement, Operating Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule binding upon such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person or (d) any final judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Reserve Requirement" shall mean, with respect to any day in an Interest Period for a LIBOR Loan, the aggregate of the reserve requirement rates (expressed as a decimal) in effect on such day for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System. As used herein, the term "reserve requirement" shall include, without limitation, any basic, supplemental or emergency reserve requirements imposed on Bank by any Governmental Authority.

                  "Revolving Loan" shall have the meaning given to that term in Subparagraph 2.01(a).

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto that is a nationally-recognized rating agency.

                  "Senior Funded Debt" of any Person shall mean any Funded Debt which is not Subordinated Debt.

                  "Senior Funded Debt Ratio" shall mean, with respect to any Person at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                           (a) The total  Senior  Funded Debt of such Person and
                  its Subsidiaries at such time;

                                       to

                           (b) The sum at such time of (i) the total Senior Funded Debt and Subordinated Debt of such Person and its Subsidiaries at such time plus (ii) the total Tangible Net Worth of such Person and its Subsidiaries at such time.

                  "Senior Indebtedness" shall mean, with respect to any Person at any time, all Indebtedness of such Person other than Subordinated Debt.

                  "Solvent" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the assets of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, as such value is established and liabilities evaluated for purposes of Section 101(31) of the Federal Bankruptcy Reform Act of 1978 (12 U.S.C. ss.101, et seq.) and, in the alternative, the California Uniform Fraudulent Transfer Act, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (c) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

                  "Subordinated Debt" shall mean the Convertible Subordinated Debentures and any other subordinated debt permitted by Subparagraph 5.02(a).

                  "Subsidiary" of any Person shall mean (a) any corporation of which 50% or more of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries or (b) any partnership, joint venture, or other association of which 50% or more of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries and in each case, only if such Person is included in the Financial Statements of such Person on a consolidated basis.

                  "Synthetic Lease" shall mean an off-balance sheet financing arrangement for equipment or real estate which is treated as an operating lease under GAAP but pursuant to which the lessee of such equipment or real estate has the benefits and burdens of ownership of the leased equipment or real estate for U.S. tax purposes.

                  "Tangible Net Worth" shall mean, with respect to Borrower and its Subsidiaries at any time, the remainder at such time, determined on a consolidated basis in accordance with GAAP, of (a) the total assets of Borrower and its Subsidiaries minus (b) the sum (without limitation and without duplication of deductions) of (i) the total liabilities of Borrower and its Subsidiaries, (ii) all reserves established by Borrower and its Subsidiaries for anticipated losses and expenses (to the extent not deducted in calculating total assets in clause (a) above), and (iii) all intangible assets of Borrower and its Subsidiaries (to the extent included in calculating total assets in clause (a) above), including, without limitation, goodwill (including any amounts, however designated on the balance sheet, representing the cost of acquisition of businesses and investments in excess of underlying tangible assets), trademarks, trademark rights, trade name rights, copyrights, patents, patent rights, licenses, unamortized debt discount, marketing expenses, organizational expenses, non-compete agreements and deferred research and development.

                  "Taxes"   shall  have  the  meaning  given  to  such  term  in
         Subparagraph 2.11(a).

                  "Total Commitment" shall have the meaning given to that term in Subparagraph 2.01(a).

                  "Total Funded Debt Ratio" shall mean, with respect to Borrower, as of the last day of any quarter, the ratio, determined on a consolidated basis in accordance with GAAP, of (a) the aggregate amount of all Funded Debt of Borrower then outstanding on such day to (b) EBITDA of Borrower for the consecutive four quarter period ending on such day.

                  "Transfers"   shall  mean,  with  respect  to  any  assets  or
         property, any sale, lease, transfer or other disposition thereof.

                  "Type" shall mean, with respect to any Revolving Loan or Borrowing at any time, the classification of such Revolving Loan or Borrowing by the type of interest rate it then bears, whether an interest rate based on the Base Rate or the LIBO Rate.

                  "UCP"   shall  have  the   meaning   given  to  that  term  in
         Subparagraph 2.02(a).

                  "Unused Commitment" shall mean, at any time after this Agreement is executed by Borrower, the Agents and Banks, the remainder of (a) the Total Commitment at such time minus (b) the sum of the aggregate principal amount of all Revolving Loans then outstanding and the aggregate stated amount of all Letters of Credit then outstanding.

                  "Wholly-Owned Subsidiary" shall mean any Subsidiary in which (other than directors' qualifying or local ownership shares required by law) 100% of the issued and outstanding Equity Securities or equity interest (as applicable) having ordinary voting power to elect a majority of the Board of Directors of such Subsidiary or direct or control the management of such Subsidiary (as applicable) is at the time owned and controlled by a Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries.

         1.02. GAAP. Unless otherwise indicated in this Agreement or any other Credit Document, all accounting terms used in this Agreement or any other Credit Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP. If GAAP changes in any material respect during the term of this Agreement such that any covenants contained herein would then be calculated in a different manner or with different components, Borrower, the Banks and Agents agree to negotiate in good faith to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until Borrower, the Banks and Agents so amend this Agreement, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

         1.03. Headings. Headings in this Agreement and each of the other Credit Documents are for convenience of reference only and are not part of the substance hereof or thereof.

         1.04. Plural Terms. All terms defined in this Agreement or any other Credit Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

         1.05. Time. All references in this Agreement and each of the other Credit Documents to a time of day shall mean New York time unless otherwise indicated.

         1.06. Governing Law. This Agreement and each of the other Credit Documents (unless otherwise provided in such other Credit Documents) shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         1.07. Construction. This Agreement is the result of negotiations among, and has been reviewed by, Borrower, each Bank, each Agent and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Borrower, any Bank or any Agent.

         1.08. Entire Agreement. This Agreement, the Agents' Fee Letters and each of the other Credit Documents, taken together, constitute and contain the entire agreement of Borrower, the Banks and Agents and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

         1.09. Calculation of Interest and Fees. All calculations of interest and fees under this Agreement and the other Credit Documents for any period (a) shall include the first day of such period and exclude the last day of such period and (b) shall be calculated on the basis of a year of 360 days for actual days elapsed, except that during any period any Revolving Loan bears interest based upon the Base Rate, such interest shall be calculated on the basis of a year of 365 or 366 days, as appropriate, for actual days elapsed.

         1.10. Other Interpretive Provisions. References in this Agreement to "Recitals," "Sections," "Paragraphs," "Subparagraphs," "Exhibits" and "Schedules" are to recitals, sections, paragraphs, subparagraphs, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement and each of the other Credit Documents to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Credit Document shall refer to this Agreement or such other Credit Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Credit Document, as the case may be. The words "include" and "including" and words of similar import when used in this Agreement or any other Credit Document shall not be construed to be limiting or exclusive. In the event of any inconsistency between the terms of this Agreement and the terms of any other Credit Document, the terms of this Agreement shall govern.


SECTION II.    CREDIT FACILITIES.

         2.01. Revolving Loan Facility.

                  (a)  Revolving  Loan  Availability.  Subject  to the terms and conditions of this Agreement (including the amount limitations set forth in Paragraph 2.03), each Bank severally agrees to advance to Borrower from time to time during the period beginning on the Closing Date and ending on June 6, 2000 (the "Maturity Date") such revolving loans as Borrower may request under this Paragraph 2.01 (individually, a "Revolving Loan"); provided, however, that (i) the aggregate principal amount of all Revolving Loans made by such Bank at any time outstanding shall not exceed such Bank's Commitment at such time and
         (ii) the aggregate principal amount of all Revolving Loans made by all Banks at any time outstanding shall not exceed Five Hundred Million Dollars ($500,000,000) (such amount, as reduced from time to time pursuant to this Agreement, to be referred to herein as the "Total Commitment"). All Revolving Loans shall be made on a pro rata basis by the Banks in accordance with their respective Proportionate Shares, with each Borrowing to be comprised of a Revolving Loan by each Bank equal to such Bank's Proportionate Share of such Borrowing. Except as otherwise provided herein, Borrower may borrow, repay and reborrow Revolving Loans until the Maturity Date.

                  (b) Notice of Borrowing. Borrower shall request each Borrowing by delivering to Administrative Agent an irrevocable written notice in the form of Exhibit A, appropriately completed (a "Notice of Borrowing"), which specifies, among other things:

                           (i) The principal amount of the requested  Borrowing,
                  which shall be in the amount of (A) $1,000,000 or an integral multiple of $500,000 in excess thereof in the case of a Borrowing consisting of Base Rate Loans or (B) $10,000,000 or an integral multiple of $500,000 in excess thereof in the case of a Borrowing consisting of LIBOR Loans;

                           (ii) Whether the requested Borrowing is to consist of
                  Base Rate Loans or LIBOR Loans;

                           (iii) If the  requested  Borrowing  is to  consist of
                  LIBOR Loans, the initial Interest Period selected by Borrower for such LIBOR Loans in accordance with Subparagraph 2.01(e); and

                           (iv) The date of the requested Borrowing, which shall
                  be a Business Day.

         Borrower shall give each Notice of Borrowing to Administrative Agent at least three (3) Business Days before the date of the requested Borrowing in the case of a Borrowing consisting of LIBOR Loans and at least one (1) Business Day before the date of the requested Borrowing in the case of a Borrowing consisting of Base Rate Loans. Each Notice of Borrowing shall be delivered by first-class mail or facsimile to Administrative Agent at the office or facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Administrative Agent the original of any Notice of Borrowing initially delivered by facsimile. Borrower may request that one or more Borrowings be made on the same day. Administrative Agent shall promptly notify each Bank of the contents of each Notice of Borrowing and of the amount and Type of (and, if applicable, the Interest Period for) each Revolving Loan to be made by such Bank as part of the requested Borrowing.

                  (c) Interest Rates. Borrower shall pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until the maturity thereof, at one of the following rates per annum:

                           (i) During such periods as such  Revolving  Loan is a
                  Base Rate Loan, at a rate per annum equal to the Base Rate, such rate to change from time to time as the Base Rate shall change; and

                           (ii) During such periods as such  Revolving Loan is a
                  LIBOR Loan, at a rate per annum equal at all times during each Interest Period for such LIBOR Loan to the LIBO Rate for such Interest Period plus the Applicable Margin therefor, such rate to change from time to time during such Interest Period as the Applicable Margin shall change;

         Provided, however, that all Revolving Loans outstanding during the period commencing on the Closing Date and ending three (3) Business Days after the Closing Date shall be Base Rate Loans. All Revolving Loans in each Borrowing shall, at any given time prior to maturity, bear interest at one, and only one, of the above rates. The number of Borrowings consisting of LIBOR Loans shall not exceed twenty (20) at any time.

                  (d)  Conversion of Revolving  Loans.  Borrower may convert any
         Borrowing from one Type of Borrowing to the other Type. Borrower shall request such a conversion by an irrevocable written notice to Administrative Agent in the form of Exhibit B, appropriately completed (a "Notice of Conversion"), which specifies, among other things:

                           (i) The Borrowing which is to be converted;

                           (ii) The Type of  Revolving  Loans  into  which  such
                  Revolving Loans are to be converted;

                           (iii) If such  Borrowing  is to be  converted  into a
                  Borrowing consisting of LIBOR Loans, the initial Interest Period selected by Borrower for such Revolving Loans in accordance with Subparagraph 2.01(e); and

                           (iv) The date of the requested conversion, which shall be a Business Day.

         Borrower shall give each Notice of Conversion to Administrative Agent at least three (3) Business Days before the date of the requested conversion in the case of a conversion into a Revolving Loan consisting of LIBOR Loans. If Borrower fails to give such Notice of Conversion at least three (3) Business Days before the date of the requested conversion, such Revolving Loan shall automatically convert into a Revolving Loan consisting of Base Rate Loans. Each Notice of Conversion shall be delivered by first-class mail or facsimile to Administrative Agent at the office or to the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Administrative Agent the original of any Notice of Conversion initially delivered by facsimile. Administrative Agent shall promptly notify each Bank of the contents of each Notice of Conversion.

                  (e)  LIBOR Loan Interest Periods.

                           (i) The initial and each  subsequent  Interest Period
                  selected  by Borrower  for a LIBOR Loan shall be one (1),  two
                  (2), three (3) or six (6) months as Borrower may specify; provided, however, that (A) any

                  Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (B) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and (C) no Interest Period shall end after the Maturity Date.

                           (ii) Borrower shall notify Administrative Agent by an
                  irrevocable   written   notice  in  the  form  of  Exhibit  C,
                  appropriately completed (a "Notice of Interest Period Selection"), at least three (3) Business Days prior to the last day of each Interest Period for LIBOR Loans of the Interest Period selected by Borrower for the next succeeding
                  Interest Period for such Revolving Loans. Each Notice of Interest Period Selection shall be given by first-class mail or facsimile to the office or the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Administrative Agent the original of any Notice of Interest Period Selection initially delivered by facsimile. If Borrower fails to notify Administrative Agent of the next Interest Period for LIBOR Loans in accordance with this Subparagraph 2.01(e), such LIBOR Loans shall automatically convert to Base Rate Loans on the last day of the current Interest Period therefor.

                  (f) Scheduled Revolving Loan Payments. Borrower shall repay the unpaid principal amount of all Revolving Loans on the Maturity Date. Borrower shall pay accrued interest on the unpaid principal amount of the Revolving Loans in arrears (i) in the case of Base Rate Loans, on the last Business Day in each calendar quarter; (ii) in the case of LIBOR Loans, on the last day of each Interest Period therefor (and, if any such Interest Period is longer than three (3) months, every three (3) months after the first day of such Interest Period); and (iii) in the case of all Revolving Loans, at maturity.

                  (g) Purpose. Borrower shall use the proceeds of the Revolving Loans (i) to refinance the loans outstanding under the Prior Credit Agreement on the Closing Date and (ii) to finance Borrower's working capital and general corporate needs.

         2.02. Letter of Credit Facility.

                  (a) Letter of Credit Availability. Subject to the terms and conditions of this Agreement (including the amount limitations set forth in Paragraph 2.03, Issuing Bank shall issue on behalf of Borrower from time to time during the period beginning on the LC Availability Date and ending on the date which is fifteen (15) days prior to the Maturity Date (the "LC Facility Expiration Date") such letters of credit as Borrower may request under this Paragraph 2.02 (individually, a "Letter of Credit"); provided, however, as follows:

                           (i) The aggregate  amount available for drawing under
                  all Letters of Credit at any time outstanding shall not exceed One Hundred Million Dollars ($100,000,000) (such amount, as reduced from time to time pursuant to this Agreement, to be referred to herein as the "LC Commitment").

                           (ii) Each  Letter of Credit  shall be an  irrevocable
                  performance standby Letter of Credit.

                           (iii) Each Letter of Credit  shall expire on or prior
                  to the LC Facility Expiration Date.

                           (iv) Each  Letter of Credit  shall be governed by the
                  Uniform Customs and Practices for Documentary Credits as most recently published by the International Chamber of Commerce (the "UCP") prior to the date of issuance of such Letter of Credit and the terms of the UCP are hereby incorporated by reference with respect to each Letter of Credit.

                           (v) Each Letter of Credit shall be in a form reasonably acceptable to Issuing Bank.

         Except as otherwise provided herein, Borrower may request Letters of Credit, cause or allow Letters of Credit to expire and request additional Letters of Credit until the LC Facility Expiration Date.

                  (b) LC Application. Borrower shall request each Letter of Credit by delivering to Administrative Agent and Issuing Bank an irrevocable written application in a form reasonably acceptable to Issuing Bank (it being understood that such form shall not contain terms inconsistent with the terms set forth in this Agreement), appropriately completed (an "LC Application"), which specifies, among other things:

                           (i) The  stated  amount  of the  requested  Letter of
                  Credit;

                           (ii) The name and address of the  beneficiary  of the
                  requested Letter of Credit;

                           (iii) The expiration date of the requested  Letter of
                  Credit;

                           (iv) The documentary conditions for drawing under the
                  requested Letter of Credit;

                           (v) The date of issuance for the requested  Letter of
                  Credit, which shall be a Business Day; and

                           (vi) The aggregate amount available for drawing under
                  all Letters of Credit then outstanding.

         Borrower  shall give each LC  Application to Issuing Bank at least five
         (5) Business Days before the proposed date of issuance of the requested Letter of Credit. Each LC Application shall be delivered by an established express courier service, first-class mail or facsimile to Administrative Agent and Issuing Bank at their respective offices or facsimile numbers and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Issuing Bank the original of any LC Application initially delivered by facsimile. Administrative Agent shall promptly notify each Bank of the contents of each LC Application. In the event of any conflict between the terms of this Agreement and the terms of any LC Application, the terms of this Agreement shall control.

                  (c)  Disbursement and Reimbursement.

                           (i) Disbursement. Issuing Bank will notify Borrower by facsimile forthwith upon receipt of the presentment of any demand for payment under any Letter of Credit, together with notice of the amount of such payment and the date such payment shall be made. Subject to the terms and provisions of such Letter of Credit, Issuing Bank shall make such payment (a "Drawing Payment") to the appropriate beneficiary.

                           (ii) Time of Reimbursement. Not later than 11:00 a.m.
                  on the day each Drawing Payment is to be made by Issuing Bank, Borrower shall make or cause to be made to Issuing Bank a payment in the amount of such Drawing Payment (a "Reimbursement Payment"); provided, however, that Borrower shall make such Reimbursement Payment to, or cause such Reimbursement Payment to be made to, Administrative Agent for the benefit of the Banks if, prior to the time such Reimbursement Payment is made, Issuing Bank has notified Borrower that it has requested the Banks pursuant to clause (ii) of Subparagraph 2.02(d) to pay to Issuing Bank their respective Proportionate Shares of the Drawing Payment made by Issuing Bank. If any such Reimbursement Payment is made to Administrative Agent, Administrative Agent shall promptly pay to each Bank which has paid its Proportionate Share of the Drawing Payment, such Bank's Proportionate Share of the Reimbursement Payment and shall promptly pay to Issuing Bank the balance of such Reimbursement Payment.

                           (iii)   Reimbursement    Obligation   Absolute.   The
                  obligation of Borrower to reimburse Issuing Bank or the Banks, as the case may be, for Drawing Payments (such obligation to be referred to herein collectively as a "Reimbursement Obligation") shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under and without regard to any circumstances, including, without limitation (A) any lack of validity or enforceability of any of the Credit Documents, (B) the existence of any claim, setoff, defense or other right which Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting), Issuing Bank, any Agent, any Bank Party or any other Person, whether in connection with this Agreement, the transactions contemplated herein or in the other Credit Documents, or in any unrelated transaction, (C) any breach of contract or dispute between Borrower, any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting), Issuing Bank, any Agent, any Bank Party or any other Person, (D) any demand, statement or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, (E) payment by Issuing Bank under any Letter of Credit against presentation of a demand for payment which does not comply with the terms of such Letter of Credit, (F) any non-application or misapplication by any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting) of the proceeds of any drawing under such Letter of Credit or (G) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by Issuing Bank, any Agent or any Bank Party, with or without notice to or approval by Borrower, with respect to Borrower's indebtedness under this Agreement; provided, that this Subparagraph 2.02(b) shall not abrogate any right which Borrower may have to seek to enjoin any drawing under any Letter of Credit or to recover damages from Issuing Bank pursuant to Subparagraph 2.02(e).

                  (d)  Bank Participations; Revolving Loan Funding.

                           (i) Participation Agreement. Each Bank severally, unconditionally and irrevocably agrees with Issuing Bank to participate in the extension of credit arising from the issuance of each Letter of Credit in an amount equal to such Bank's Proportionate Share of the stated amount of such Letter of Credit from time to time, and the issuance of each Letter of Credit shall be deemed a confirmation by Issuing Bank of such participation in such amount.

                           (ii) Participation Funding.  Issuing Bank may request
                  the Banks to fund their participations in Letters of Credit by paying to Issuing Bank all or any portion of any Drawing Payment made or to be made by Issuing Bank under any Letter of Credit. Issuing Bank shall make such a request by delivering to Administrative Agent (with a copy to Borrower), at any time after the drawing for which such payment is requested has been made upon Issuing Bank, a written request for such payment which specifies the amount of such Drawing Payment and the date on which such Drawing Payment is to be made or was made; provided, however, that Issuing Bank shall not request the Banks to make any payment under this Subparagraph 2.02(d) in connection with any portion of a Drawing Payment for which Issuing Bank has been reimbursed from a Reimbursement Payment by Borrower unless such Reimbursement Payment has been thereafter recovered by Borrower. Administrative Agent shall promptly notify each Bank of the contents of each such request and of such Bank's Proportionate Share of the applicable portion of such Drawing Payment. Promptly following receipt of such notice from Administrative Agent, each Bank shall pay to Administrative Agent, for the benefit of Issuing Bank, such Bank's Proportionate Share of the applicable portion of such Drawing Payment.

                           (iii) Funding  Through  Revolving  Loans. At any time
                  any Reimbursement Obligations are outstanding, Administrative Agent may or, upon the written request of Issuing Bank (if Borrower is not then the subject of a bankruptcy proceeding), shall (subject to the terms and conditions of this Subparagraph 2.02(d)), initiate a Borrowing in an amount not exceeding the aggregate amount of such outstanding Reimbursement Obligations and use the proceeds of such Revolving Loan to repay all or a portion of such Reimbursement Obligations. Administrative Agent shall initiate such a Borrowing by delivering to each Bank (with a copy to Borrower) a written notice which specifies the aggregate amount of outstanding Reimbursement Obligations, the amount of the Borrowing, the date of such Borrowing and the amount of the Revolving Loan to be made by such Bank as part of such Borrowing. Each Bank shall make available to Administrative Agent funds in the amount of its Proportionate Share of such Revolving Loan as provided in Subparagraph 2.08(a). After receipt of such funds, Administrative Agent shall promptly disburse such funds to Issuing Bank and the Banks, as appropriate, in payment of the outstanding Reimbursement Obligations.

                           (iv) Obligations Absolute. Each Bank's obligations to
                  fund its participations under this Subparagraph 2.02(d) shall be absolute, unconditional and irrevocable and shall not be affected by (A) the occurrence or existence of any Default or Event of Default, (B) any failure to satisfy any condition set forth in Section III, (C) any event or condition which might have a Material Adverse Effect, (D) the failure of any other Bank to make any payment under this Subparagraph 2.02(d), (E) any right of offset, abatement, withholding or reduction which such Bank may have against Issuing Bank, any Agent, any other Bank Party or Borrower, (F) any event, circumstance or condition set forth in Subparagraph 2.02(c) or Subparagraph 2.02(e), or (G) any other event, circumstance or condition whatsoever, whether or not similar to any of the foregoing; provided, that nothing in this Paragraph 2.02 shall prejudice any right which any Bank may have against Issuing Bank for any action by Issuing Bank which constitutes gross negligence or willful misconduct.

                  (e) Liability of Issuing Bank, Etc. Borrower agrees that none of Issuing Bank, any Agent or any other Bank Party (nor any of their respective directors, officers or employees) shall be liable or responsible for (i) the use which may be made of any Letter of Credit or for any acts or omissions of any beneficiary or transferee thereof in connection therewith; (ii) any reference which may be made to this Agreement or to any Letter of Credit in any agreements, instruments or other documents relating to obligations secured by such Letter of Credit; (iii) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged or any statement therein prove to be untrue or inaccurate in any respect whatsoever; (iv) payment by Issuing Bank against presentation of documents which do not comply with the terms of any Letter of Credit, including failure of any documents to bear any reference or adequate reference to any Letter of Credit; or (v) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except only that Issuing Bank shall be liable to Borrower for acts or events described in clauses (i) through (v) above, to the extent, but only to the extent, of any damages suffered by Borrower (excluding consequential damages) which Borrower proves were caused by (A) Issuing Bank's willful misconduct, bad faith or gross negligence in determining whether a drawing made under any Letter of Credit complies with the terms and conditions therefor stated in such Letter of Credit or (B) Issuing Bank's willful misconduct, bad faith or gross negligence in failing to pay under any Letter of Credit after a drawing by the beneficiary thereof strictly complying with the terms and conditions of such Letter of Credit. Without limiting the foregoing, Issuing Bank may accept a drawing that appears on its face to be in order, without responsibility for further investigation. The determination of whether a drawing has been made under any Letter of Credit prior to its expiration or whether a drawing made under any Letter of Credit is in proper and sufficient form shall be made by Issuing Bank in its sole discretion, which determination shall be conclusive and binding upon Borrower to the extent permitted by law. Borrower hereby waives any right to object to any payment made under any Letter of Credit with regard to a drawing that is in the form provided in such Letter of Credit but which varies with respect to punctuation, capitalization, spelling or similar matters of form.

                  (f) Reports of Issuing Bank. While any Letter of Credit is outstanding, Issuing Bank shall on a monthly basis provide to Administrative Agent or any Bank such information regarding the Letters of Credit as Administrative Agent or such Bank may reasonably request, including the Letters of Credit outstanding, the stated amounts of outstanding Letters of Credit, the expiration dates of outstanding
         Letters of Credit, the names of the beneficiaries of outstanding Letters of Credit, the amounts of unpaid Reimbursement Obligations and the amounts and times of Drawing Payments and Reimbursement Payments.

                  (g) Purpose. Borrower shall use the Letters of Credit solely as provided in clause (ii) of Subparagraph 2.02(a).

         2.03.  Amount Limitations, Commitment Reductions, Etc.

                  (a) Total Commitments. The sum of the aggregate principal amount of all Revolving Loans outstanding, the aggregate amount available for drawing under all Letters of Credit then outstanding and the aggregate amount of all Reimbursement Obligations then outstanding (such sum to be referred to herein as the "Outstanding Facilities Credit") shall not exceed the Total Commitment at such time.

                  (b) Optional Reduction or Cancellation of Commitments. Borrower may, upon three (3) Business Days written notice to Administrative Agent (and, in the case of the LC Commitment, to Issuing
         Bank), permanently reduce the Total Commitment by the amount of $5,000,000 or integral multiples of $1,000,000 in excess thereof or cancel the Total Commitment in its entirety; provided, however, that:

                           (i) Borrower may not reduce the Total  Commitment if,
                  after giving effect to such reduction, the Outstanding Facilities Credit would exceed the Total Commitment as so reduced; and

                           (ii) Borrower may not cancel the Total Commitment if,
                  after giving effect to such cancellation, any Revolving Loan or Letter of Credit would remain outstanding.

                  (c) Effect of Commitment Reductions. From the effective date of any reduction of the Total Commitment, the Commitment Fees payable pursuant to Subparagraph 2.04(c) shall be computed on the basis of the Total Commitment as so reduced. Any reduction of the Total Commitment pursuant to this Paragraph 2.03 shall be applied ratably to reduce each Bank's Commitment in accordance with clause (i) of Subparagraph 2.09(a).

         2.04.  Fees.

                  (a) Agents' Fees. Borrower shall pay to Agents, for their own accounts, the fees in the amounts and at the times set forth in the Agents' Fee Letters.

                  (b) Origination Fees. Borrower shall pay to Administrative Agent, for the ratable benefit of the Banks as provided in this Subparagraph 2.04(b), nonrefundable origination fees (the "Origination Fees") in amounts equal to:

                           (i) For each Bank which committed to provide Commitments hereunder of Fifteen Million Dollars ($15,000,000) or more but less than Twenty-Five Million Dollars ($25,000,000), seven point five one hundredths of one percent (.075%) of the sum of such Bank's Commitment on the Closing Date;

                           (ii)  For  each  Bank  which   committed  to  provide
                  Commitments hereunder of Twenty-Five Million Dollars ($25,000,000) or more but less than Forty Million Dollars ($40,000,000), twelve point five one hundredths of one percent (.125%) of the sum of such Bank's Commitment on the Closing Date; and

                           (iii) For each Bank which committed to provide Commitments hereunder of Forty Million Dollars ($40,000,000) or more, fifteen one hundredths of one percent (.150%) of the sum of such Bank's Commitment on the Closing Date.

                  (c) Commitment Fees. Borrower shall pay to Administrative Agent, for the ratable benefit of the Banks as provided in clause (v) of Subparagraph 2.09(a), nonrefundable commitment fees (the "Commitment Fees") equal to the Commitment Fee Percentage on the daily average Unused Commitment for the period beginning on the date of this Agreement and ending on the Maturity Date. The Commitment Fee Percentage shall be determined as provided in the Pricing Grid and may change for each Pricing Period. Borrower shall pay the Commitment Fees quarterly in arrears on the last day in each calendar quarter (commencing June 30, 1997) and on the Maturity Date (or if the Total Commitment is cancelled on a date prior to the Maturity Date, on such prior date).

                  (d)  Letter of Credit Fees.

                           (i) Letter of Credit Usage Fees.  Borrower  shall pay
                  to Administrative Agent, for the ratable benefit of the Banks as provided in clause (v) of Subparagraph 2.09(a), nonrefundable usage fees for the Letters of Credit (the "LC Usage Fees") equal to the LC Usage Fee Rate on the daily average available amount of each Letter of Credit for the period beginning on the date such Letter of Credit is issued and ending on the date such Letter of Credit expires. The LC Usage Fee Rate shall be determined as provided in the Pricing Grid and may change for each calendar quarter. Borrower shall pay the LC Usage Fees quarterly in arrears on the last day in each calendar quarter (commencing at the end of the first calendar quarter after the issuance of the initial Letter of Credit) and on the Maturity Date.

                           (ii) Letter of Credit  Issuance Fees.  Borrower shall
                  either pay to Administrative Agent, for the sole benefit of Issuing Bank, or directly to Issuing Bank, nonrefundable issuance fees for the Letters of Credit (the "LC Issuance Fees") as agreed to between Borrower and Issuing Bank (and, if paid to Administrative Agent, in such amount as Administrative Agent has been notified by Issuing Bank is then due).

                           (iii) Other Letter of Credit Fees. In addition to the
                  LC Issuance Fees, Borrower shall either pay to Administrative Agent, for the sole benefit of Issuing Bank, or directly to Issuing Bank, other standard reasonable fees of Issuing Bank for drawings under, transfers of and amendments to any Letter of Credit and other administrative actions performed by Issuing Bank in connection with any Letter of Credit, payable at such times and in such amounts as are consistent with Issuing Bank's standard fee policy at the time of such amendment or other action (and, if paid to Administrative Agent, in such amount as Administrative Agent has been notified by Issuing Bank is then due).

         2.05.   Prepayments.

                  (a) Terms of all Prepayments. Upon the prepayment of any Revolving Loan (whether such prepayment is an optional prepayment under Subparagraph 2.05(b), a mandatory prepayment required by Subparagraph 2.05(c) or a mandatory prepayment required by any other provision of this Agreement or the other Credit Documents, including, without limitation, a prepayment upon acceleration), Borrower shall pay to the Administrative Agent for the benefit of the Bank Party which made such Revolving Loan (i) if such prepayment is the prepayment of a LIBOR Loan, all accrued interest to the date of such prepayment on the amount prepaid and (ii) if such prepayment is the prepayment of a LIBOR Loan on a day other than the last day of an Interest Period for such Revolving Loan, all amounts payable to such Bank Party pursuant to Paragraph 2.12.

                  (b) Optional Prepayments. At its option, Borrower may, upon three (3) Business Days notice to Administrative Agent for LIBOR Loans and one (1) Business Day notice to Administrative Agent for Base Rate Loans, prepay any Borrowing in part, in an aggregate principal amount of $500,000 or more, or in whole.

                  (c) Mandatory Prepayments. If, at any time, the Outstanding Facilities Credit exceeds the Total Commitment at such time, Borrower shall immediately prepay Revolving Loans in an aggregate principal amount equal to such excess.

                  (d) Application of Revolving Loan Prepayments. All prepayments of the Revolving Loans shall, to the extent possible, be first applied to prepay Base Rate Loans and then, if any funds remain, to prepay LIBOR Loans.

         2.06.  Other Payment Terms.

                  (a) Place and Manner. Except as otherwise expressly provided herein, Borrower shall make all payments due to each Bank Party hereunder by payments to Administrative Agent, for the account of such Bank Party and such Bank Party's Applicable Lending Office, at Administrative Agent's office, located at the address specified in Paragraph 8.01, in lawful money of the United States and in same day or immediately available funds not later than 11:00 A.M. on the date due. Administrative Agent shall promptly disburse to each Bank Party each such payment received by Administrative Agent for such Bank Party.

                  (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

                  (c) Late Payments. If any amounts required to be paid by Borrower under this Agreement or the other Credit Documents (including, without limitation, principal or interest payable on any Revolving Loan or interest thereon, any fees or other amounts) remain unpaid after such amounts are due, Borrower shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Base Rate plus two percent (2.00%), such rate to change from time to time as the Base Rate shall change.

                  (d) Application of Payments. All payments hereunder shall be applied first to unpaid fees, costs and expenses then past due under this Agreement or the other Credit Documents, second to accrued interest then due and payable under this Agreement or the other Credit Documents and finally to reduce the principal amount of outstanding Revolving Loans.

                  (e) Failure to Pay Administrative Agent. Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to any Bank Parties hereunder that Borrower will not make such payment in full, Administrative Agent may assume that Borrower has made such payment in full to Administrative Agent on such date and Administrative Agent may, in reliance upon such assumption, cause to be distributed to the appropriate Bank Parties on such due date an amount equal to the amount then due such Bank Parties. If and to the extent

         Borrower shall not have so made such payment in full to Administrative Agent, each such Bank Party shall repay to Administrative Agent forthwith on demand such amount distributed to such Bank Party together with interest thereon, for each day from the date such amount is distributed to such Bank Party until the date such Bank Party repays such amount to Administrative Agent, at (i) the Federal Funds Rate for the first three (3) days and (ii) the Base Rate thereafter. A certificate of Administrative Agent submitted to any Bank Party with respect to any amounts owing by such Bank Party under this Subparagraph 2.06(e) shall be conclusive absent manifest error.

         2.07.  Notes and Interest Account.

                  (a) Notes. The obligation of Borrower to repay the Revolving Loans made by each Bank and to pay interest thereon at the rates provided herein shall be evidenced by a promissory note in the form of Exhibit D (individually, a "Note") which note shall be (i) payable to the order of such Bank, (ii) in the amount of such Bank's Commitment,
         (iii) dated the Closing Date and (iv) otherwise appropriately completed. Borrower authorizes each Bank to record on the schedule annexed to such Bank's Note the date and amount of each Revolving Loan made by such Bank and of each payment or prepayment of principal thereon made by Borrower, and agrees that all such notations shall constitute prima facie evidence of the matters noted. Borrower further authorizes each Bank to attach to and make a part of such Bank's Note continuations of the schedule attached thereto as necessary.

                  (b) Interest Account. Borrower authorizes Administrative Agent to record in an account or accounts maintained by Administrative Agent on its books (the "Interest Account") (i) the interest rates applicable to all Revolving Loans and the effective dates of all changes thereto,
         (ii) the Interest Period for each LIBOR Loan, (iii) the date and amount of each principal and interest payment on each Revolving Loan and (iv) such other information as Administrative Agent may determine is necessary for the computation of interest payable by Borrower hereunder.

         2.08.  Revolving Loan Funding, Etc.

                  (a) Bank Funding and Disbursement to Borrower. Each Bank shall, before 12:00 P.M. on the date of each Borrowing, make available to Administrative Agent at its office specified in Paragraph 8.01, in same day or immediately available funds, such Bank's pro rata share of such Borrowing. After Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in
         Section III, Administrative Agent will promptly disburse such funds in same day or immediately available funds to Borrower. Unless otherwise directed by Borrower, Administrative Agent shall disburse the proceeds of each Borrowing to Borrower by disbursement to the account or accounts specified in the applicable Notice of Borrowing.

                  (b) Bank Failure to Fund. Unless Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to Administrative Agent such
         Bank's pro rata share of such Borrowing, Administrative Agent may assume that such Bank has made such portion available to Administrative Agent on the date of such Borrowing in accordance with Subparagraph 2.08(a), and Administrative Agent may, in reliance upon such assumption, make available to Borrower (or otherwise disburse) on such date a corresponding amount. If any Bank does not make the amount of its pro rata share of any Borrowing available to Administrative Agent on or prior to the date of such Borrowing, such Bank shall pay to Administrative Agent, on demand, interest which shall accrue on such amount until made available to Administrative Agent at rates equal to
         (i) the daily Federal Funds Rate during the period from the date of such Borrowing through the third Business Day thereafter and (ii) the Base Rate thereafter. A certificate of Administrative Agent submitted to any Bank with respect to any amounts owing under this Subparagraph 2.08(b) shall be conclusive absent manifest error. If any Bank's pro rata share of any Borrowing is not in fact made available to Administrative Agent by such Bank within three (3) Business Days after the date of such Borrowing, Borrower shall pay to Administrative Agent, on demand, an amount equal to such pro rata share together with interest thereon, for each day from the date such amount was made available to Borrower until the date such amount is repaid to Administrative Agent, at the interest rate applicable at the time to the Revolving Loans comprising such Borrowing.

                  (c) Banks' Obligations Several. The failure of any Bank to make the Revolving Loan to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation hereunder to make its Revolving Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Revolving Loan to be made by such other Bank on the date of any Borrowing.

         2.09.  Pro Rata Treatment.

                  (a)  Borrowings,   Commitment   Reductions,   Etc.  Except  as
         otherwise provided herein:

                           (i) Each Borrowing, each reduction of the Total Commitment and participations in each Letter of Credit shall be made by or shared among the Banks pro rata according to their respective Proportionate Shares;

                           (ii) Each payment of principal of Revolving  Loans in
                  any Borrowing shall be shared among the Banks which made or funded the Revolving Loans in such Borrowing pro rata according to the respective unpaid principal amounts of such Revolving Loans so made or funded by such Banks;

                           (iii) Each payment of interest on Revolving  Loans in
                  any Borrowing shall be shared among the Banks which made or funded the Revolving Loans in such Borrowing pro rata according to (A) the respective unpaid principal amounts of such Revolving Loans so made or funded by such Banks and (B) the dates on which such Banks so made or funded such Revolving Loans or is deemed to have made or funded such Revolving Loans to the extent such Bank otherwise paid interest to Administrative Agent on such Revolving Loans in accordance with Subparagraph 2.08(b);

                           (iv) Each Reimbursement  Payment and interest payable
                  by Borrower thereon shall be shared among the Banks (including Issuing Bank) which made or funded the applicable Drawing Payment pro rata according to the respective amounts of such Drawing Payment so made or funded by such Banks;

                           (v) Each payment of  Commitment  Fees shall be shared
                  among the Banks pro rata according to (A) their respective Proportionate Share and (B) in the case of each Bank which becomes a Bank hereunder after the date hereof, the date upon which such Bank so became a Bank;

                           (vi) Each  payment  of LC Usage  Fees shall be shared
                  among the Banks (including Issuing Bank in its capacity as a Bank) pro rata according to (A) their respective Proportionate Share and (B) in the case of each Bank which becomes a Bank hereunder after the date hereof, the date upon which such Bank so became a Bank;

                           (vii) Each payment of interest  (other than  interest
                  on Revolving Loans) shall be shared among the Bank Parties and Agents owed the amount upon which such interest accrues pro rata according to (A) the respective amounts so owed such Bank Parties and (B) the dates on which such amounts became owing to such Bank Parties; and

                           (viii) All other  payments  under this  Agreement and
                  the other Credit Documents shall be for the benefit of the Person or Persons specified.

                  (b) Sharing of Payments, Etc. If any Bank Party shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of Revolving Loans owed to it in excess of its ratable share of payments on account of such Revolving Loans obtained by all Banks entitled to such payments, such Bank Party shall forthwith purchase from the other Bank Parties entitled to such payments such participations in the Revolving Loans or Reimbursement Obligations as shall be necessary to cause such purchasing Bank Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank Party, such purchase shall be rescinded and each other Bank Party shall repay to the purchasing Bank Party the purchase price to the extent of such recovery together with an amount equal to such other Bank Party's ratable share (according to the proportion of (i) the amount of such other Bank Party's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank Party in respect of the total amount so recovered. Borrower agrees that any Bank Party so purchasing a participation from another Bank Party pursuant to this Subparagraph 2.09(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff, but only as provided in Paragraph 8.06) with respect to such participation as fully as if such Bank Party were the direct creditor of Borrower in the amount of such participation.

         2.10.   Change of Circumstances.

                  (a) Inability to Determine Rates. If, on or before the first day of any Interest Period for any LIBOR Loan, Agents shall determine that (i) the LIBO Rate for such Interest Period cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances affecting the London interbank market or (ii) the rates of interest for such LIBOR Loans do not adequately and fairly reflect the cost to the Banks of making or maintaining such LIBOR Loans, Administrative Agent shall immediately give notice of such condition to Borrower and the Banks. After the giving of any such notice and until Administrative Agent shall otherwise notify Borrower that the circumstances giving rise to such condition no longer exist, Borrower's right to request the making of or conversion to, and the Banks' obligations to make or convert to LIBOR Loans shall be suspended. Any LIBOR Loans outstanding at the commencement of any such suspension shall, unless fully repaid, be converted at the end of the then current Interest Period for such LIBOR Loans into Base Rate Loans unless such suspension has then ended.

                  (b) Illegality. If, after the date of this Agreement, the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by any Bank with any request or directive (whether or not having the force of law) of any Governmental Authority (a "Change of Law") shall make it unlawful or impossible for any Bank to make or maintain any LIBOR Loan, such Bank shall immediately notify Administrative Agent and Borrower of such Change of Law. Upon receipt of such notice, (i) Borrower's right to request the making of or conversion to, and such Bank's obligation to make or convert to, LIBOR Loans shall be terminated, and (ii) Borrower shall, at the request of such Bank, either (A) pursuant to Subparagraph 2.01(d), convert any such then outstanding LIBOR Loans of such Bank into Base Rate Loans at the end of the current Interest Period for such LIBOR Loans, or (B) immediately repay or convert any such LIBOR Loans if such Bank shall notify Borrower that such Bank may not lawfully continue to fund and maintain such LIBOR Loans. Any conversion or prepayment of LIBOR Loans made pursuant to the preceding sentence prior to the last day of an Interest Period for such LIBOR Loans shall be deemed a prepayment thereof for purposes of Paragraph 2.12. After any Bank notifies Administrative Agent and Borrower of such a Change of Law and until such Bank notifies Administrative Agent and Borrower that it is no longer unlawful or impossible for such Bank to make or maintain any LIBOR Loan, all Revolving Loans of such Bank shall be Base Rate Loans.

                  (c) Increased Costs. If, after the date of this Agreement, any Change of Law:

                           (i) Shall  subject any Bank to any tax, duty or other
                  charge with respect to any LIBOR Loan, or shall change the basis of taxation of payments by Borrower to any Bank on such a LIBOR Loan or in respect to such a LIBOR Loan under this Agreement (except for changes in the rate of taxation on the overall net income of any Bank imposed by its jurisdiction of incorporation or the jurisdiction in which such Bank maintains a lending office); or

                           (ii) Shall impose, modify or hold applicable any reserve (excluding any Reserve Requirement or other reserve to the extent included in the calculation of the LIBO Rate for any LIBOR Loans), special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any Bank for any LIBOR Loan; or

                           (iii) Shall impose on any Bank any other condition related to any LIBOR Loan or such Bank's Commitments;

         and the effect of any of the foregoing is to increase the cost to such Bank of making, renewing, or maintaining any such LIBOR Loan or such Bank's Commitments or to reduce any amount receivable by such Bank hereunder, then Borrower shall from time to time, within five (5) days after demand by such Bank (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for the calculation of the amount demanded), pay to such Bank additional amounts sufficient to reimburse such Bank for such increased costs or to compensate such Bank for such reduced amounts; provided, however, that Borrower shall not be obligated to pay any Bank for any such increased costs or reduced amounts incurred more than sixty (60) days prior to the date of such Bank's demand for payment if such demand was made more than sixty (60) days after the latest of (A) the date such Bank received actual notice of such increased cost or reduced amount,
         (B) the effective date of such Change in Law, or (C) the date such Change in Law occurred or was enacted. A certificate as to the amount of such increased costs or reduced amounts submitted by such Bank to Borrower shall constitute prima facie evidence of such increased costs or reduced amounts. The obligations of Borrower under this Subparagraph 2.10(c) shall survive the payment and performance of the Obligations and the termination of this Agreement.

                  (d) Capital Requirements. If, after the date of this Agreement, any Bank Party determines that (i) any Change of Law affects the amount of capital required or expected to be maintained by such Bank Party or any Person controlling such Bank Party (a "Capital Adequacy Requirement") and (ii) the amount of capital maintained by such Bank Party or such Person which is reasonably attributable to or based upon the Revolving Loans, the Letters of Credit, the Commitments or this Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such Bank Party's or such Person's policies with respect to capital adequacy), Borrower shall pay to such Bank Party or such Person, within five (5) days after demand of such Bank Party (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for the calculation of the amount demanded), such amounts as such Bank Party or such Person shall reasonably determine are necessary to compensate such Bank Party or such Person for the increased costs to such Bank Party or such Person of such increased capital. A certificate of any Bank Party setting forth in reasonable detail the computation of any such increased costs delivered by such Bank Party to Borrower shall constitute prima facie evidence of such increased costs. The obligations of Borrower under this Subparagraph 2.10(d) shall survive the payment and performance of the Obligations and the termination of this Agreement.

                  (e) Mitigation. As promptly as practical after any Bank becomes aware of (i) any Change of Law which will make it unlawful or impossible for such Bank to make or maintain any LIBOR Loan or (ii) any obligation by Borrower to pay any amount pursuant to Subparagraph
         2.10(c) or Subparagraph 2.10(d), such Bank shall notify Borrower and Administrative Agent (and, if any Bank has given notice of any such event described in clause (i) or (ii) above and thereafter such event ceases to exist, such Bank shall promptly so notify Borrower and Administrative Agent). Each Bank affected by any Change of Law which makes it unlawful or impossible for such Bank to make or maintain any LIBOR Loan or to which Borrower is obligated to pay any amount pursuant to Subparagraph 2.10(c) or Subparagraph 2.10(d) shall use reasonable commercial efforts (including changing the jurisdiction of its Applicable Lending Office) to avoid the effect of such Change of Law or to avoid or materially reduce any amounts which Borrower is obligated to pay pursuant to Subparagraph 2.10(c) or Subparagraph 2.10(d) if, in the reasonable opinion of such Bank, such efforts would not be disadvantageous to such Bank or contrary to such Bank's normal banking practices.

         2.11.  Taxes on Payments.

                  (a) Payments Free of Taxes. All payments made by Borrower under this Agreement and the other Credit Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (except (i) net income taxes and franchise taxes in lieu of net income taxes imposed on any Agent or Bank Party by its jurisdiction of incorporation or any jurisdiction in which it maintains a lending office and (ii) withholding taxes required to be paid for Bank Parties who do not comply with Subparagraph 2.11(b) at the time they first become Bank Parties hereunder) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). Subject to Subparagraph 2.11(c), if any Taxes are required to be withheld from any amounts payable to any Agent or any Bank Party hereunder or under the other Credit Documents, the amounts so payable to such Agent or such Bank Party shall be increased to the extent necessary to yield to such Agent or such Bank Party (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Credit Documents. Whenever any Taxes are payable by Borrower, as promptly as possible thereafter, Borrower shall send to Administrative Agent for its own account or for the account of such other Agent or such Bank Party, as the case may be, a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Administrative Agent the required receipts or other required documentary evidence, Borrower shall indemnify Agents and the Bank Parties for any incremental taxes, interest or penalties that may become payable by any Agent or any Bank Party as a result of any such failure. The obligations of Borrower under this Subparagraph 2.11(a) shall survive the payment and performance of the Obligations and the termination of this Agreement.

                  (b) Withholding Exemption Certificates. On or prior to the Closing Date, each Bank which is not incorporated under the laws of the United States of America or a state thereof shall deliver to Borrower and Administrative Agent either two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal taxes. Each Bank which delivers to Borrower and Administrative Agent a Form 1001 or 4224 pursuant to the immediately preceding sentence further undertakes to deliver to Borrower and Administrative Agent two further copies of Form 1001 or 4224, or successor applicable forms, or other manner of certification or procedure, as the case may be, on or before the date that any such letter or form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to Borrower and Administrative Agent, and such extensions or renewals thereof as may reasonably be requested by Borrower or Administrative Agent, certifying in the case of a Form 1001 or 4224 that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal taxes, unless in any such cases an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent a Bank from duly completing and delivering any such letter or form with respect to it and such Bank advises Borrower and Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

                  (c) Mitigation. Any Agent or Bank Party claiming any additional amounts payable pursuant to this Paragraph 2.11 shall use reasonable commercial efforts to file any certificate or document requested in writing by Borrower (including without limitation copies of Internal Revenue Service Form 1001, or successor forms, reflecting a reduced rate of withholding) or to change the jurisdiction of its Applicable Lending Office if the making of such a filing or such change in the jurisdiction of its Applicable Lending Office would avoid the need for or materially reduce the amount of any such additional amounts which may thereafter accrue and if, in the reasonable opinion of such Agent or Bank Party in the case of a change in the jurisdiction of its Applicable Lending Office, such change would not be disadvantageous to such Agent or Bank Party or contrary to such Agent's or Bank Party's normal banking practices.

                  (d) Tax Returns. Nothing contained in this Paragraph 2.11 shall require any Agent or Bank Party to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

         2.12. Funding Loss Indemnification. If Borrower shall (a) repay, prepay or convert any LIBOR Loan on any day other than the last day of an Interest Period therefor (whether a scheduled payment, an optional prepayment or conversion, a mandatory prepayment or conversion, a payment upon acceleration or otherwise), (b) fail to borrow any LIBOR Loan for which a Notice of Borrowing has been delivered to Administrative Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise) or (c) fail to convert any Revolving Loans into LIBOR Loans in accordance with a Notice of Conversion delivered to Administrative Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), Borrower shall, upon demand by any Bank, reimburse such Bank for and hold such Bank harmless from all Funding Losses and all related incidental costs and expenses (such as administrative costs and expenses) incurred by such Bank as a result of such repayment, prepayment or failure. Each Bank demanding payment under this Paragraph 2.12 shall deliver to Borrower, with a copy to Administrative Agent, a certificate setting forth the amount of Funding Losses and related incidental costs and expenses for which demand is made, which certificate shall set forth in reasonable detail the calculation of the amount demanded. Such a certificate so delivered to Borrower shall constitute prima facie evidence of such Funding Losses and related incidental costs and expenses. The obligations of Borrower under this Paragraph 2.12 shall survive the payment and performance of the Obligations and the termination of this Agreement for a period of one year from the date of termination.

         2.13. Replacement of Banks. If any Bank shall (a) become a Defaulting Bank more than two (2) times in a period of twelve (12) consecutive months, (b) continue as a Defaulting Bank for more than five (5) Business Days at any time,
(c) suspend its obligation to make or maintain LIBOR Loans pursuant to Subparagraph 2.10(b) for a reason which is not applicable to the Banks (or a material number of the Banks) generally, or (d) demand any payment under Subparagraph 2.10(c), 2.10(d) or 2.11(a) for a reason which is not applicable to the Banks (or a material number of Banks) generally, then Administrative Agent may (or upon the written request of Borrower or Agents, shall) replace such Bank (the "affected Bank"), or cause such affected Bank to be replaced, with another bank (the "replacement bank") satisfying the requirements of an Assignee Bank under Subparagraph 8.05(c), by having the affected Bank sell and assign all of its rights and obligations under this Agreement and the other Credit Documents to the replacement bank pursuant to Subparagraph 8.05(c); provided, however, that if Borrower seeks to exercise such right, it must do so within one hundred twenty (120) days after it first knows or should have known of the occurrence of the event or events giving rise to such right, and neither Administrative Agent nor any Agent nor any Bank shall have any obligation to identify or locate a replacement bank for Borrower. Upon receipt by any affected Bank of a written notice from Administrative Agent stating that Administrative Agent is exercising the replacement right set forth in this Paragraph 2.14, such affected Bank shall sell and assign all of its rights and obligations under this Agreement and the other Credit Documents to the replacement bank pursuant to an Assignment Agreement and Subparagraph 8.05(c) for a purchase price equal to the sum of the principal amount of the affected Bank's Revolving Loans so sold and assigned, all accrued and unpaid interest thereon and its ratable share of all fees to which it is entitled.


SECTION III.   CONDITIONS PRECEDENT.

         3.01. Initial Conditions Precedent. The obligations of the Bank Parties to make the Revolving Loans comprising the initial Borrowing or of Issuing Bank to issue the initial Letter of Credit are subject to receipt by Administrative Agent, on or prior to the Closing Date, of each item listed in Schedule 3.01, each in form and substance reasonably satisfactory to the Banks, and with sufficient copies for, Administrative Agent and each Bank.

         3.02. Conditions Precedent to Each Credit Event. The occurrence of each Credit Event (including the initial Borrowing and the initial Letter of Credit) is subject to the further conditions that:

                  (a) Borrower shall have delivered to Administrative Agent (and Issuing Bank, in the case of an LC Application) the Notice of Borrowing for such Credit Event in accordance with this Agreement;

                  (b) On the date such Credit Event is to occur and after giving effect to such Credit Event, the following shall be true and correct:

                           (i) The  representations  and  warranties of Borrower
                  and its Subsidiaries set forth in Paragraph 4.01 and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date); and

                           (ii) No Default or Event of Default has  occurred and
                  is continuing or will result from such Credit Event; and

                  (c) On the date such Credit Event is to occur and after giving effect to such Credit Event, all of the Credit Documents are in full force and effect.

The submission by Borrower to Administrative Agent of each Notice of Borrowing and each LC Application shall be deemed to be a representation and warranty by Borrower as of the date thereon as to the above.

         3.03. Conditions Precedent to Each Conversion or Each Selection of Interest Period. The occurrence of the conversion of any Base Rate Loan into a LIBOR Loan or the selection of a new Interest Period for any LIBOR Loan is subject to the further conditions that:

                  (a) Borrower shall have delivered to Administrative Agent the Notice of Conversion or Notice of Interest Period Selection, as the case may be, for such conversion or selection of an Interest Period in accordance with this Agreement;

                  (b) On the date such conversion or selection of an Interest Period is to occur and after giving effect to such conversion or selection of an Interest Period, no Default or Event of Default has occurred and is continuing or will result from such conversion or selection of an Interest Period; and

                  (c) On the date such conversion or selection of an Interest Period is to occur and after giving effect to such conversion or selection of an Interest Period, all of the Credit Documents are in full force and effect.

The submission by Borrower to Administrative Agent of each Notice of Conversion and each Notice of Interest Period Selection shall be deemed to be a representation and warranty by Borrower as of the date thereon as to the above.


SECTION IV.   REPRESENTATIONS AND WARRANTIES.

         4.01. Borrower's Representations and Warranties. In order to induce the Agents and Bank Parties to enter into this Agreement, Borrower hereby represents and warranties to the Agents and Bank Parties as follows:

                  (a) Due Incorporation, Qualification, etc. Each of Borrower and Borrower's Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed is reasonably likely to have a Material Adverse Effect.

                  (b) Authority. The execution, delivery and performance by Borrower of each Credit Document executed, or to be executed, by Borrower and the consummation of the transactions contemplated thereby
         (i) are within the corporate power of Borrower and (ii) have been duly authorized by all necessary corporate actions on the part of Borrower.

                  (c) Enforceability. Each Loan Document in the nature of an agreement executed, or to be executed, by Borrower has been, or will be, duly executed and delivered by Borrower and constitutes, or will constitute, a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity

         (regardless of whether considered in a proceeding in equity or at law).

                  (d) Non-Contravention. The execution and delivery by Borrower of the Loan Documents and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to Borrower; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligations of Borrower which could reasonably be expected to have a Material Adverse Effect; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of Borrower (except such Liens as may be created in favor of Administrative Agent pursuant to this Agreement or the other Credit Documents).

                  (e) Approvals. No material consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person having jurisdiction over Borrower or any of Borrower's Subsidiaries (including the shareholders of any Person) is required in connection with the execution and delivery of the Loan Documents executed by Borrower or the performance and consummation of the transactions contemplated thereby except for consents, approvals, orders, authorizations, registrations, declarations or filings required to be obtained or made in accordance with the Loan Documents.

                  (f) No Violation or Default. Neither Borrower nor any of Borrower's Subsidiaries is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person or (ii) any Contractual Obligation of such Person, where, in each case, such violation or default is reasonably likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, neither Borrower nor any of Borrower's Subsidiaries (A) is in violation of any Environmental Laws, (B) to the best of Borrower's knowledge, has any liability or potential liability under any Environmental Laws or (C) has received written notice or other written communication of an investigation or is under investigation by any Governmental Authority having jurisdiction over Borrower or any of Borrower's Subsidiaries having authority to enforce Environmental Laws, where, in each case, such violation, liability or investigation could reasonably be expected to have a Material Adverse Effect, nor, to the best of Borrower's knowledge, have any Hazardous Materials been released or disposed of on any of the properties owned by Borrower or Borrower's Subsidiaries which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No Event of Default or Default has occurred and is continuing.

                  (g) Litigation. Except as set forth in the Disclosure Letter, no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Borrower, threatened against Borrower or any of Borrower's Subsidiaries at law or in equity in any court or before any other Governmental Authority having jurisdiction over Borrower or any of Borrower's Subsidiaries which (i) is reasonably likely (alone or in the aggregate) to have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance of the Loan Documents or the transactions contemplated thereby.

                  (h) Title; Possession Under Leases. Borrower and Borrower's Subsidiaries (i) own and have good title (without regard to minor defects of title) to all their other respective properties and assets which are material to the business of Borrower and its Subsidiaries taken as a whole, as reflected in the most recent Financial Statements delivered to Administrative Agent (except those assets and properties disposed of since the date of such Financial Statements in compliance with this Agreement) and (ii) own and have good title (without regard to minor defects of title) to all respective properties and assets acquired by Borrower and Borrower's Subsidiaries since such date which are material to the business of Borrower and its Subsidiaries taken as a whole (except those assets and properties disposed of in compliance with this Agreement). Such assets and properties are subject to no Lien, except for Permitted Liens.

                  (i) Financial Statements. The Financial Statements of Borrower which have been delivered to Administrative Agent in connection with this Agreement, (i) are in accordance with the books and records of Borrower, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP; and (iii) fairly present in all material respects the financial condition and results of operations of Borrower as of the date thereof and for the periods covered thereby.

                  (j) No Agreements to Sell Assets; Etc. As of the Closing Date, neither Borrower nor any of Borrower's Material Subsidiaries has any legal obligation, absolute or contingent, to any Person to sell all or any material part of the assets of Borrower or any of Borrower's Material Subsidiaries (other than Transfers permitted pursuant to Subparagraph 5.02(c)), or to effect any merger, consolidation or other reorganization of Borrower or any of

         Borrower's Subsidiaries or to enter into any agreement with respect thereto.

                  (k) Employee Benefit Plans.

                           (i) Based on the latest  valuation  of each  Employee
                  Benefit Plan that either Borrower or any ERISA Affiliate maintains or contributes to, or has any obligation under (which occurred within twelve months of the date of this representation), the aggregate benefit liabilities of such plan within the meaning of ss. 4001 of ERISA did not exceed the aggregate value of the assets of such plan. Neither Borrower nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee
                  Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, which liability for health plan contribution coverage is not reasonably likely to have a Material Adverse Effect.

                           (ii) Each  Employee  Benefit Plan  complies,  in both
                  form and operation, in all material respects, with its terms, ERISA and the Code, and no condition exists or event has occurred with respect to any such plan which would result in the incurrence by either Borrower or any ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of Borrower or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any government agency or is subject to any pending or threatened claim or suit. Neither Borrower nor any ERISA Affiliate has nor, to the knowledge of Borrower or any ERISA Affiliate, has any fiduciary of any Employee Benefit Plan engaged in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

                           (iii) Neither Borrower nor any ERISA Affiliate has any material contingent obligations to any Multiemployer Plan. Neither Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or
                  Section 4245 of ERISA or
                  that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

                  (l) Other Regulations. Neither Borrower nor any of its Subsidiaries is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur indebtedness.

                  (m) Patent and Other Rights. Borrower and Borrower's Subsidiaries own or license under validly existing agreements (or could obtain such ownership, possession or license on terms not materially adverse to Borrower and its Subsidiaries, taken as a whole, and under circumstances that could not reasonably be expected to have a Material Adverse Effect), and have the full right to license without the consent of any other Person, all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are material to conduct the businesses of Borrower and its Subsidiaries (taken as a whole) as now conducted.

                  (n) Governmental Charges. Borrower and Borrower's Subsidiaries have filed or caused to be filed all material tax returns which are required by law to be filed by them. Borrower and Borrower's Subsidiaries have paid, or made provision for the payment of, all taxes and other Governmental Charges which have become due pursuant to said returns or otherwise, except such Governmental Charges, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which are not reasonably likely to have a Material Adverse Effect if unpaid.

                  (o) Margin Stock. Borrower owns no Margin Stock which, in the aggregate, would constitute a substantial part of the assets of Borrower, and no proceeds of any Revolving Loan and no Letter of Credit will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

                  (p) Subsidiaries, etc. Set forth in Schedule 4.01(p) (as supplemented by Borrower on or immediately prior to each anniversary of the Closing Date in a written notice to Administrative Agent) is a complete list of all of Borrower's Subsidiaries, the jurisdiction of incorporation of each, the asset value of each and the percentage of Borrower's consolidated total assets represented by each. Except for such Subsidiaries, Borrower has no Subsidiaries, is not a partner in any partnership or a joint venturer in any joint venture except the joint venture with MKE in MKE-Quantum.

                  (q) Solvency, Etc. Borrower and each of its Material Subsidiaries is Solvent and, after the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby, will be Solvent.

                  (r) Catastrophic Events. Neither Borrower nor any of Borrower's Subsidiaries and none of their properties is affected by any fire, explosion, strike, lockout or other labor dispute, earthquake, embargo or other casualty that is reasonably likely to have a Material Adverse Effect. As of the Closing Date, there are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which Borrower or any of Borrower's Subsidiaries is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of Borrower, jurisdictional disputes or organizing activities occurring or threatened which alone or in the aggregate are reasonably likely to have a Material Adverse Effect.

                  (s) No Material Adverse Effect. No event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect.

                  (t) Accuracy of Information Furnished. None of the Credit Documents and none of the other certificates, statements or information furnished to Bank Party by or on behalf of Borrower or any of its
         Subsidiaries in connection with the Credit Documents or the transactions contemplated thereby (taken together with all such Credit Documents, certificates, statements or information) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood by the Bank Parties that the projections and forecasts provided by Borrower are not to be viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

         4.02. Reaffirmation. Borrower shall be deemed to have reaffirmed, for the benefit of the Agents and Bank Parties, each representation and warranty contained in Paragraph 4.01 on and as of the date of each Credit Event (except for representations and warranties expressly made as of a specified date, which shall be true as of such date).

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

SECTION V.  COVENANTS.

         5.01. Affirmative Covenants. Until the termination of this Agreement and the satisfaction in full by Borrower of all Obligations (other than inchoate indemnity obligations of Borrower), Borrower will comply, and will cause compliance, with the following affirmative covenants, unless Majority Banks shall otherwise consent in writing:

                  (a) Financial Statements, Reports, etc. Borrower shall furnish to Administrative Agent (and Administrative Agent shall promptly thereupon furnish to each Bank) the following, each in such form and such detail as Administrative Agent shall reasonably request:

                           (i) As soon as  available  and in no event later than
                  forty-five (45) days after the last day of each fiscal quarter of Borrower which is not a fiscal year end, a copy of the unaudited Financial Statements of Borrower for such quarter and for the fiscal year to date (excluding statements of shareholders' equity), certified by an Executive Officer of Borrower to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

                           (ii) As soon as available  and in no event later than
                  ninety (90) days after the close of each fiscal year of Borrower, (A) copies of the audited consolidated Financial Statements of Borrower for such fiscal year, audited by a nationally recognized accounting firm and (B) copies of the unqualified opinions (or qualified opinions reasonably acceptable to Agents);

                           (iii) Contemporaneously with the quarterly and year-end Financial Statements required by the foregoing clauses (i) and (ii), (A) a certificate of an Executive Officer of Borrower in the form of Exhibit E, appropriately completed, together with such financial computations as Agents may reasonably request to determine compliance with the terms of this Agreement (a "Compliance Certificate") and (B)
                  management's discussion of Borrower's operations for the period covered by such Financial Statements in the form supplied to Borrower's stockholders, including a comparison with Borrower's operations for the corresponding quarter in the immediately preceding fiscal year or with the immediately preceding fiscal year, as the case may be, as set forth in Borrower's 10-K and 10-Q reports filed by Borrower or any of its

                  Subsidiaries with the Securities and Exchange Commission;

                           (iv) As soon as  possible  and in no event later than
                  five (5) Business Days after any Executive Officer of Borrower or any Vice President of Human Resources of Borrower knows of the occurrence or existence of (A) any Reportable Event under any Employee Benefit Plan or Multiemployer Plan, (B) any litigation, suits or claims against Borrower or its
                  Subsidiaries involving claimed monetary damages payable by Borrower or any of its Subsidiaries of $25,000,000 or more not covered by insurance, (C) any other event or condition which is reasonably likely to have a Material Adverse Effect, or (D) any Default or Event of Default; the statement of an Executive Officer of Borrower setting forth details of such event, condition, Default or Event of Default and the action which Borrower proposes to take with respect thereto;

                           (v) As soon as  available  and in no event later than
                  five (5) Business Days after they are sent, made available or filed, copies of (A) all registration statements filed on forms S-1, S-2, S-3 or S-4 and 8-K, 10-K and 10-Q reports and such additional material reports filed by Borrower or any of its Subsidiaries with any securities exchange or the Securities and Exchange Commission; (B) all reports, proxy statements and financial statements sent or made available by Borrower or any of its Subsidiaries to its public security holders generally; and (C) all press releases and other similar public statements concerning any material developments in the business of Borrower or any of Borrower's Subsidiaries made available by Borrower or any of Borrower's Subsidiaries to the public generally; and

                           (vi) Such other certificates,  opinions,  statements,
                  documents and information relating to the operations or condition (financial or otherwise) of Borrower or any of its Subsidiaries, and compliance by Borrower with the terms of this Agreement and the other Credit Documents as any Bank Party through Administrative Agent may from time to time reasonably request.

         Notwithstanding the foregoing, it is understood and agreed that to the extent Borrower files Forms 10-K and 10-Q (or any successor forms) with the Securities and Exchange Commission (or any successor agency) and such forms are required to contain the same information as required by clauses (i), (ii) and (iii) (B) of Subparagraph 5.01(a),

         Borrower may deliver copies of such forms with respect to the relevant time periods in lieu of the deliveries specified in clauses (i), (ii) and (iii) (B) of Subparagraph 5.01(a) when such reports are required to be filed with the Securities and Exchange Commission.

                  (b) Books and Records. Borrower and its Subsidiaries shall at all times keep proper books of record and account in accordance with good business practices and GAAP (and, in the case of Foreign Subsidiaries, local accounting rules or GAAP to the extent required).

                  (c) Inspections. Borrower and its Subsidiaries shall permit personnel of Administrative Agent and, if no Default or Event of Default has occurred and is continuing, with the consent of Borrower (which consent shall not be unreasonably withheld or delayed), any Person designated by Administrative Agent, upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of Borrower and its Subsidiaries, to examine the books and records of Borrower and its Subsidiaries and make copies thereof and to discuss the affairs, finances and accounts of Borrower and its Subsidiaries with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as Administrative Agent may reasonably request. Notwithstanding any provision of this Agreement to the contrary, so long as no Default or Event of Default shall have occurred and be continuing, neither Borrower nor any of its Subsidiaries shall be required to disclose, permit the inspection, examination, photocopying or making extracts of, or discuss, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information or (ii) the disclosure of which to any Bank Party, or their designated representative, is then prohibited by law or any agreement binding on Borrower or any of its Subsidiaries that was not entered into by Borrower or any such Subsidiary for the purpose of concealing information from the Bank Parties.

                  (d) Insurance. Borrower and its Subsidiaries shall:

                           (i) Carry and maintain  insurance of the types and in
                  the amounts customarily carried from time to time during the term of this Agreement by others engaged in substantially the same business as such Person and operating in the same geographic area as such Person, including, but not limited to, fire, public liability, property damage and worker's compensation; and

                           (ii) Deliver to Administrative Agent from time to time, as Administrative Agent may request, schedules setting forth all insurance then in effect.

                           (iii) Notwithstanding clauses (i) and (ii) above, Borrower and any of its Subsidiaries may self-insure in lieu of maintaining all or a portion of the insurance required to be maintained pursuant to this Subsection 5.01(d) to the extent determined by Borrower's Board of Directors to be appropriate and in the best interests of Borrower and its Subsidiaries taken as a whole.

                  (e) Governmental Charges. Borrower and its Subsidiaries shall promptly pay and discharge when due all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon which, if unpaid, are reasonably likely to have a Material Adverse Effect, except such taxes and other Governmental Charges as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves are maintained in accordance with GAAP.

                  (f) Use of Proceeds. Borrower shall use the proceeds of the Revolving Loans and the Letters of Credit only for the respective purposes set forth in Subparagraph 2.01(g) and Subparagraph 2.02(g). Borrower shall not use any part of the proceeds of any Revolving Loan or any Letter of Credit, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve Borrower, any Bank Party or any Agent in a violation of Regulations G, T, U or X issued by the Federal Reserve Board.

                  (g) General Business Operations. Each of Borrower and its Subsidiaries shall (i) subject to Subparagraph 5.02(c) and 5.02(d), preserve and maintain its corporate existence and all of its material rights, privileges and franchises reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person, the violation of which is reasonably likely to have a Material Adverse Effect, (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted in accordance with prudent business practices, and (iv) pay and perform all Contractual Obligations as and when due (except to the extent disputed in good faith by Borrower or the appropriate Subsidiary and where non-payment would not be reasonably expected to have a Material Adverse Effect). Borrower shall maintain its chief executive office and principal place of business in the United States and shall not relocate its chief executive office or principal place of business outside of California without providing Administrative Agent with prior written notice.

         5.02. Negative Covenants. Until the termination of this Agreement and the satisfaction in full by Borrower of all Obligations (other than inchoate indemnity obligations of Borrower), Borrower will comply, and will cause compliance, with the following negative covenants, unless Majority Banks shall otherwise consent in writing:

                  (a) Indebtedness. Neither Borrower nor any of its Subsidiaries shall create, incur, assume or permit to exist any Indebtedness or any Guaranty Obligations except for the following ("Permitted Indebtedness"):

                           (i) The  Obligations  of  Borrower  under the  Credit
                  Documents;

                           (ii) Indebtedness listed in the Disclosure Letter existing on the date of this Agreement;

                           (iii) Indebtedness of Borrower and its Subsidiaries under loans and Capital Leases incurred by Borrower or any of its Subsidiaries to finance the acquisition by such Person of real property, fixtures, equipment or other fixed assets provided that in each case, (A) such Indebtedness is incurred by such Person at the time of, or not later than six (6) months after, the acquisition by such Person of the property so financed and (B) such Indebtedness does not exceed the purchase price of the property so financed;

                           (iv)  Indebtedness  arising from the  endorsement  of
                  instruments   for   collection  in  the  ordinary   course  of
                  Borrower's or a Subsidiary's business;

                           (v) Indebtedness of Borrower under the Convertible Subordinated Debentures;

                           (vi)  Indebtedness  of Borrower under the External LC
                  Agreement, provided that (A) the only credit extended to Borrower pursuant to the External LC Agreement consists of letters of credit issued for the benefit of MKE or its affiliates to secure obligations owed by Borrower to the beneficiaries for the purchase price of inventory; (B) the sum at any time of the aggregate face amount of all letters of credit issued and outstanding under the External LC Agreement plus the aggregate amount of all unreimbursed drawings under such letters of credit does not exceed eighty-five million Dollars ($85,000,000); (C) the Indebtedness of Borrower under the External LC Agreement is at all times either unsecured or secured by Liens permitted pursuant to clause (xvii) of Subparagraph 5.02(b); and (D) the financial covenants of Borrower set forth in the External LC Agreement are less restrictive than the financial covenants set forth on
                  Schedule 5.02(a);

                           (vii) Subordinated Indebtedness of Borrower to any Person, provided that (A) such Indebtedness contains subordination provisions no less favorable to the Agents and Banks than those set forth on Exhibit F or as otherwise approved by the Majority Banks; and (B) the aggregate principal amount of all Subordinated Debt of Borrower outstanding (including the Convertible Subordinated Debentures), measured at the time of issuance of such Subordinated Debt, does not exceed $700,000,000;

                           (viii)  Indebtedness  of the type described in clause
                  (h) of the definition of "Indebtedness" or clause (iii) of the definition of "Contingent Obligations";

                           (ix) Indebtedness of Borrower and its Subsidiaries with respect to surety, appeal, indemnity, performance or other similar bonds in the ordinary course of business;

                           (x) Indebtedness of Borrower and its Subsidiaries under initial or successive refinancings of any Indebtedness permitted by clause (ii), (iii) or (vi) above, provided that the principal amount of any such refinancing does not exceed the principal amount of the Indebtedness being refinanced;

                           (xi) Indebtedness of Borrower and its Subsidiaries for trade accounts payable, provided that (A) such accounts arise in the ordinary course of business and (B) no material part of such account is more than ninety (90) days past due (unless subject to a bona fide dispute and for which adequate reserves have been established);

                           (xii) Indebtedness of Borrower and its Subsidiaries for expense accruals in the ordinary course of business;

                           (xiii) Guaranty Obligations or Contingent Obligations
                  of Borrower in respect of Permitted Indebtedness of its Subsidiaries or Guaranty Obligations or Contingent Obligations of any Subsidiary of Borrower of the Permitted Indebtedness of one or

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

                  more  other   Subsidiaries   of  Borrower   or  of   Permitted
                  Indebtedness of Borrower;

                           (xiv) Indebtedness of Borrower to any of Borrower's Subsidiaries, Indebtedness of any of Borrower's Subsidiaries to Borrower or Indebtedness of any of Borrower's Subsidiaries to any of Borrower's other Subsidiaries;

                           (xv) Indebtedness of Borrower and its Subsidiaries in
                  respect of any Permitted Receivables Facility;

                           (xvi) Indebtedness of Borrower and its Subsidiaries under Synthetic Leases;

                           (xvii) Indebtedness of Borrower and its Subsidiaries incurred in connection with MKE-Quantum and constituting a Permitted Investment; and

                           (xviii) Indebtedness of Borrower and its Subsidiaries
                  not otherwise permitted hereunder, provided that the aggregate principal amount of all such Indebtedness does not exceed at any time ten percent (10%) of the total assets of Borrower and its Subsidiaries determined as of the end of the fiscal quarter immediately preceding the date of determination.

                  (b) Liens. Neither Borrower nor any of its Subsidiaries shall create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for the following ("Permitted Liens"):

                           (i) Liens in favor of any Agent or any Bank  securing
                  the Obligations;

                           (ii) Liens listed in  Disclosure  Letter  existing on
                  the date of this Agreement;

                           (iii) Liens for taxes or other  governmental  charges
                  not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

                           (iv) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords and other similar Liens imposed by law incurred in the ordinary course of business for sums (A) not overdue or (B) being contested in good faith provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

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
                           (v) Deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                           (vi) Zoning restrictions,  easements,  rights-of-way,
                  title irregularities and other similar encumbrances, which alone or in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Borrower or any of its Subsidiaries;

                           (vii) Liens securing  Indebtedness  which constitutes
                  Permitted Indebtedness under clause (iii) of Subparagraph 5.02(a) provided that, in each case, such Lien (A) covers only those assets, the acquisition of which was financed by such Permitted Indebtedness (together with accessions, additions, replacements and proceeds thereof), and (B) secures only such Permitted Indebtedness and any related obligations of Borrower or any of its Subsidiaries;

                           (viii) Liens on the property or assets of any Subsidiary of Borrower in favor of Borrower or any other Subsidiary of Borrower;

                           (ix) Banker's Liens and similar Liens (including set-off rights) in respect of bank deposits;

                           (x) Liens incurred in connection  with the extension,
                  renewal or refinancing of the Indebtedness secured by the Liens described in clause (ii) or (vii) above, provided that any extension, renewal or replacement Lien (A) is limited to the property covered by the terms of the existing Lien and (B) secures Indebtedness which is no greater in amount and has material terms no less favorable to the Banks than the Indebtedness secured by the existing Lien;

                           (xi) Liens on property  or assets of any  corporation
                  which becomes a Subsidiary of Borrower after the date of this Agreement, provided that (A) such Liens exist at the time the stock of such corporation is acquired by Borrower and (B) such Liens were not created in contemplation of such acquisition by Borrower;

                           (xii) Judgement Liens, provided that such Liens do not have a value in excess of $10,000,000 or such Liens are released, stayed, vacated or otherwise dismissed within thirty
                  (30) days after issue or levy and, if so stayed, such stay is not thereafter removed;

                           (xiii) Rights of vendors or lessors under conditional
                  sale agreements, Capital Leases or other title retention agreements, provided that, in each case, (A) such rights secure or otherwise relate to Permitted Indebtedness, (B) such rights do not extend to any property other than property acquired with the proceeds of such Permitted Indebtedness (together with accessions, additions, replacements and proceeds thereof) and (C) such rights do not secure any Indebtedness other than such Permitted Indebtedness;

                           (xiv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties and in connection with the importation of goods in the ordinary course of Borrower's and its Subsidiaries' businesses;

                           (xv)  Liens  on   insurance   proceeds  in  favor  of
                  insurance companies with respect to the financing of insurance premiums;

                           (xvi) Liens in respect of any  Permitted  Receivables
                  Facility;

                           (xvii) Liens on cash or Cash Equivalents securing reimbursement obligations of Borrower under letters of credit (other than any Letters of Credit) in an aggregate amount of all such cash and Cash Equivalents does not exceed $100,000,000;

                           (xviii) Liens securing  Indebtedness  and any related
                  obligations  of  Borrower  or any of  its  Subsidiaries  which constitutes Permitted Indebtedness under clause (xvi) of Subparagraph 5.02(a) (or refinancings of such Indebtedness under clause (x) of Subparagraph 5.02(a)), provided that such Lien covers only those assets subject to such Synthetic Leases (together with accessions, additions, replacements and proceeds thereof);

                           (xix) Liens  securing any  obligations of Borrower or
                  any of its Subsidiaries under the Prior Credit Agreement or any security agreements, pledge agreements, charges, debentures, agreements, documents, certificates or undertakings entered into in connection therewith or pursuant thereto; provided that Borrower, its Subsidiaries and the agents and the banks that are a party to the Prior Credit Agreement shall use their best efforts to terminate any such Liens within three (3) months of the Closing Date;

                           (xx) Liens incurred in connection with leases, subleases, licenses and sublicenses granted to Persons not interfering in any material respect with the business of Borrower and its Subsidiaries and any interest or title of a lessee or licensee under any such leases, subleases, licenses or sublicenses;

                           (xxi)  Liens  securing  Indebtedness  and any related
                  obligations which constitute Permitted Indebtedness under clause (xvii) of Subparagraph 5.02(a) or Investments constituting Permitted Investments under clause (ix) of Subparagraph 5.02(d); and

                           (xxii) Liens on the property or assets of Borrower and its Subsidiaries not otherwise permitted hereunder, provided that (A) the aggregate principal amount of all Indebtedness secured by such Liens does not exceed at any time ten percent (10%) of the total assets of Borrower and its Subsidiaries determined as of the end of the fiscal quarter immediately preceding the date of determination and (B) such Liens do not encumber current assets of Borrower and its Subsidiaries in excess of $50,000,000.

                  (c)  Asset  Dispositions.  Neither  Borrower  nor  any  of its
         Subsidiaries shall Transfer all or any of its assets or property, whether now owned or hereafter acquired, except for the following:

                           (i) Transfers by Borrower and its Subsidiaries in the
                  ordinary course of their businesses;

                           (ii) Transfers of surplus,  damaged, worn or obsolete
                  assets  or   properties   or  Transfers  of  other  assets  or
                  properties which are promptly being replaced;

                           (iii) Transfers of assets on commercially  reasonable
                  terms or account receivables in connection with a Permitted Receivables Facility by Borrower and its Subsidiaries (it being understood that any determination as to whether a particular Transfer is on commercially reasonable terms shall take into consideration any larger business transaction to which such particular Transfer is related);

                           (iv) Transfers by Borrower to any of Borrower's Subsidiaries or by any of Borrower's Subsidiaries to Borrower or any of Borrower's other Subsidiaries;

                           (v) Transfers which constitute the making of or liquidation of Permitted Investments;

                           (vi)  Transfers  in  connection   with   Indebtedness
                  permitted  pursuant to clause (iii) of  Subparagraph  5.02(a);
                  and

                           (vii) Transfers of assets and property not otherwise permitted hereunder, provided that the aggregate value of all such assets and property (based upon the greater of the fair market or book value of such assets and property) so transferred in any period of four consecutive fiscal quarters does not exceed twenty percent (20%) of Tangible Net Worth as determined as of the end of the fiscal quarter immediately preceding the date of determination.

                  (d) Mergers, Acquisitions, Etc. Neither Borrower nor any of its Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into it, except that:

                           (i) Any  Subsidiary  of  Borrower  may merge  into or
                  consolidate with any other Subsidiary of Borrower;

                           (ii) Any  Subsidiary  of  Borrower  may merge into or
                  consolidate with Borrower provided that Borrower is the surviving corporation;

                           (iii) Borrower may merge into or consolidate with any
                  other Person, provided that (A) Borrower is the surviving corporation and (B) immediately after giving effect to such merger or consolidation no Default or Event of Default shall have occurred and be continuing; and

                           (iv) Any  Subsidiary  of  Borrower  may merge into or
                  consolidate   with  any  other   Person  to  the  extent  such
                  transaction is a Transfer otherwise permitted under Subparagraph 5.02(c) or an Investment otherwise permitted under Subparagraph 5.02(e) and immediately after giving effect to such merger or consolidation no Default or Event of Default shall have occurred and be continuing.

                  (e) Investments.  Neither Borrower nor any of its Subsidiaries
         shall   make  any   Investment   except   the   following   ("Permitted
         Investments"):

                           (i) Direct obligations of, or obligations the principal and interest on which are unconditionally guaranteed by, the United States of America or obligations of any agency of the United States of America to the extent such obligations are backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof;

                           (ii) Certificates of deposit maturing within one year
                  from the date of acquisition thereof issued by a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Bank, provided that (A) such deposits are denominated in Dollars,
                  (B) such bank or trust company has capital, surplus and undivided profits of not less than $100,000,000 and (C) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by S&P or P-1 (or its equivalent) by Moody's;

                           (iii) Open market  commercial  paper maturing  within
                  270 days from the date of acquisition thereof issued by a corporation organized under the laws of the United States of America or a state thereof, provided such commercial paper is rated at least A-1 (or its equivalent) by S&P or P-1 (or its equivalent) by Moody's;

                           (iv) Any  repurchase  agreement  entered  into with a
                  commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Bank, provided that (A) such bank or trust company has capital, surplus and undivided profits of not less than $100,000,000, (B) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by S&P or P-1 (or its equivalent) by Moody's,
                  (C) the repurchase obligations of such bank or trust company under such repurchase agreement are fully secured by a perfected security interest in a security or instrument of the type described in clause (i), (ii) or (iii) above and (D) such security or instrument so securing the repurchase obligations has a fair market value at the time such repurchase agreement is entered into of not less than one hundred percent (100%) of such repurchase obligations;

                           (v) Any transaction permitted by Subparagraph 5.02(a)
                  or Subparagraph 5.02(d);

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

                           (vi) Money market  mutual funds  registered  with the
                  Securities and Exchange Commission, meeting the requirements of Rule 2a-7 promulgated under the Investment Company Act of 1940;

                           (vii) Investments listed in the Disclosure Letter existing on the date of this Agreement;

                           (viii) Investments in other assets properly classified as "marketable securities" or "cash" or "cash equivalents" under GAAP, and which conform to the investment policies adopted by the Board of Directors of Borrower from time to time;

                           (ix) (A)  Investments  in  MKE-Quantum in the form of
                  (w) non-exclusive licenses of technology to MKE-Quantum, (x) tax or other indemnity obligations of Borrower or any of its Subsidiaries in favor of MKE-Quantum, (y) advances against product to be purchased by Borrower or any of its Subsidiaries from MKE-Quantum within a period of one year from the date of the making of the advance, and (z) (1) the value of any property transferred or leased to MKE-Quantum, (2) employee benefit obligations of Borrower or any of its Subsidiaries in favor of any employees of MKE-Quantum, (3) the value of the administrative services provided by Borrower or any of its Subsidiaries in favor of MKE-Quantum, (4) the value of any personnel services provided by Borrower or any of its Subsidiaries in favor of MKE-Quantum, and (5) the value of the use and occupancy of any facilities provided by Borrower or any of its Subsidiaries, in the case of each of (1) through
                  (5) above, to the extent Borrower or any of its Subsidiaries is, or expects to be, reimbursed therefor, within one year of when such value is provided to MKE-Quantum, and (B)
                  additional Investments in MKE-Quantum, provided that the aggregate amount of all such Investments made or incurred after the Closing Date pursuant to the subclause (B) of this clause (ix) in any rolling four fiscal quarter period of Borrower does not exceed the sum of $100,000,000 plus any amounts actually received by Borrower or any of its Subsidiaries as a return of Investments in MKE-Quantum during such rolling four quarter period plus any reductions in the primary obligations in underlying Investments constituting Guaranty Obligations during such rolling four fiscal quarter period; provided further that for purposes hereof, Investments constituting Indebtedness of MKE-Quantum acquired by Borrower or any of its Subsidiaries shall be deemed to be in an amount equal to such Indebtedness and to be made when such Indebtedness is acquired (unless such

                  Investment is a primary obligation underlying a Guaranty Obligation previously counted as an Investment) and Investments constituting Guaranty Obligations shall be deemed to be in an amount equal to the corresponding primary obligations and to be made at the time such primary obligations are incurred;

                           (x) Investments received by Borrower and its Subsidiaries in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                           (xi) Investments arising from rights received by Borrower and its Subsidiaries upon the required payment of any permitted Contingent Obligations of Borrower and its Subsidiaries;

                           (xii) Investments in or to Borrower or any Wholly-Owned Subsidiary of Borrower;

                           (xiii) Investments of any Subsidiary of Borrower existing at the time it becomes a Subsidiary of Borrower provided that such Investments were not made in anticipation of such Person becoming a Subsidiary of Borrower;

                           (xiv) Investments  received by Borrower or any of its
                  Subsidiaries as consideration in connection with Transfers otherwise permitted under Subparagraph 5.02(c);

                           (xv) Investments in the nature of acquisitions provided that the aggregate amount of such acquisitions in any period of four consecutive fiscal quarters does not exceed twenty percent (20%) of Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination;

                           (xvi) Investments consisting of loans to employees, officers and directors, the proceeds of which shall be used to purchase equity securities of Borrower or its Subsidiaries and other loans to employees, officers and directors;

                           (xvii) Investments of Borrower and its Subsidiaries in interest rate protection, currency swap and foreign exchange arrangements, provided that all such arrangements are entered into in connection with bona fide hedging operations and not for speculation;

                           (xviii) Deposit accounts; and

                           (xix) Investments (other than of the type set forth in clause (xiv) above) not otherwise permitted hereunder, provided that the aggregate amount of such other Investments made after the Closing Date (less any return of such Investment) does not exceed twenty percent (20%) of Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination.

                  (f) Dividends, Redemptions, Etc. Neither Borrower nor any of its Subsidiaries shall pay any dividends or make any distributions on its Equity Securities; purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; return any capital to any holder of its Equity Securities as such; make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or set apart any sum for any such purpose, except as follows:

                           (i)  Borrower   may  pay   dividends  on  its  Equity
                  Securities payable solely in Borrower's own Equity Securities;

                           (ii) Borrower may purchase,  redeem,  retire, defease
                  or otherwise acquire for value Equity Securities in connection with or pursuant to any of its Employee Benefit Plans or in connection with the employment or compensation of officers or directors;

                           (iii) Borrower may purchase,  redeem, retire, defease
                  or otherwise acquire for value Equity Securities with the proceeds received from a substantially concurrent issue of new Equity Securities or with other Equity Securities;

                           (iv) Borrower may purchase Equity Securities pursuant
                  to stock  repurchase  programs  provided  that  the  aggregate payments under such programs do not exceed ten percent (10%) of Tangible Net Worth in any fiscal year as determined as of the fiscal quarter immediately preceding the date of determination;

                           (v) Borrower may distribute rights pursuant to a shareholder rights plan or redeem such rights provided such redemption is in accordance with the terms of such shareholder rights plan;

                           (vi) Any  Subsidiary of Borrower may pay dividends or
                  make distributions to Borrower or any Wholly-Owned Subsidiary of Borrower;

                           (vii) Any  Subsidiary  of Borrower  may  purchase and
                  redeem shares of their own Equity Securities from Borrower or any Wholly-Owned Subsidiary of Borrower; or

                           (viii) Any  Subsidiary of Borrower may declare or pay
                  any dividends in respect of its Equity Securities or purchase or redeem shares of its Equity Securities or make distributions to shareholders not otherwise permitted hereunder provided that the aggregate amount paid or distributed in any period of four consecutive quarters (excluding any amounts covered by clauses (vi) or (vii) above) does not exceed five percent (5%) of Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination.

                  (g) Change in Business. Neither Borrower nor any of its Subsidiaries shall engage, either directly or indirectly through Affiliates, in any line of business other than the digital storage business, any other business incidental or reasonably related thereto, or any businesses that are, as determined by the Board of Directors of Borrower, appropriate extensions thereof.

                  (h) Certain Indebtedness Payments, Etc. Neither Borrower nor any of its Subsidiaries shall pay, prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled payment thereof any Subordinated Debt except as otherwise permitted under this Subparagraph 5.02(h); amend, modify or otherwise change the terms of any document, instrument or agreement evidencing Subordinated Debt such that such amendment, modification or change would (i) cause the outstanding aggregate principal amount of all such Subordinated Debt so amended, modified or changed to be increased as a consequence of such amendment, modification or change, (ii) cause the subordination provisions applicable to such Subordinated Debt to be less favorable to the Agents and the Bank Parties than those set forth on Exhibit F,
         (iii) increase the interest rate applicable thereto or (iv) accelerate the scheduled payment thereof, except that Borrower may call for redemption the entire outstanding amount of the Convertible
         Subordinated Debentures and, to the extent such Convertible Subordinated Debentures are not converted prior to the redemption date, redeem such Convertible Subordinated Debentures, provided that (A) no Default or Event of Default has occurred and is continuing or would result from such call for redemption or redemption and (B) the closing price of the common stock shall have exceeded one hundred twenty percent (120%) of the then applicable conversion price for twenty (20) trading days within a period of thirty (30) consecutive trading days ending within five (5) trading days prior to the notice of redemption. Borrower shall not cause or permit any of its obligations, except the obligations constituting Senior Indebtedness to constitute "Designated Senior Indebtedness" under the Indenture governing the Convertible Subordinated Debentures (it being understood that the Obligations of Borrower under this Agreement shall at all times constitute "Designated Senior Indebtedness").

                  (i) ERISA. Neither Borrower nor any ERISA Affiliate shall (i) adopt or institute any defined benefit Employee Benefit Plan that is an employee pension benefit plan within the meaning of Section 3(2) of ERISA, (ii) take any action which will result in the partial or complete withdrawal, within the meanings of sections 4203 and 4205 of ERISA, from a Multiemployer Plan, (iii) engage or permit any Person to engage in any transaction prohibited by section 406 of ERISA or section 4975 of the Code involving any Employee Benefit Plan or Multiemployer Plan which would subject either Borrower or any ERISA Affiliate to any tax, penalty or other liability including a liability to indemnify,
         (iv) incur or allow to exist any accumulated funding deficiency (within the meaning of section 412 of the Code or section 302 of ERISA), excluding all extensions permitted by law or contract, (v) fail to make full payment when due of all amounts due as contributions to any Employee Benefit Plan or Multiemployer Plan, (vi) fail to comply with the requirements of section 4980B of the Code or Part 6 of Title I(B) of ERISA, or (vii) adopt any amendment to any Employee Benefit Plan which would require the posting of security pursuant to section 401(a)(29) of the Code, if any of such actions or inactions described in clauses (i) - (vii), either individually or cumulatively, would have a Material Adverse Effect.

                  (j) Transactions With Affiliates. Neither Borrower nor any of its Subsidiaries shall enter into any Contractual Obligation with any Affiliate or engage in any other transaction with any Affiliate except upon terms at least as favorable to Borrower or such Subsidiary as an arms-length transaction with unaffiliated Persons.

                  (k) Accounting Changes. Neither Borrower nor any of its Subsidiaries shall change (i) its fiscal year (currently April 1 - March 31) or (ii) its accounting practices except as permitted by GAAP.

                  (l) Financial Covenants.

                           (i) Borrower shall not permit its Quick Ratio to be less than 1.00 to 1.00 on the last day of each fiscal quarter.

                           (ii) Borrower shall not permit its Tangible Net Worth
                  on any date of determination (such date to be referred to herein as a "determination date") which occurs after March 31, 1997 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

                                    (A) $760,000,000;

                                                  plus

                                    (B) Seventy-five percent (75%) of the sum of
                           Borrower's consolidated quarterly net income (ignoring any quarterly losses) for each quarter after the base date through and including the quarter ending immediately prior to the determination date;

                                                  plus

                                    (C)  Seventy-Five  percent  (75%) of the Net
                           Proceeds of all Equity Securities issued by Borrower and its Subsidiaries (excluding any issuance where the total proceeds are less than $10,000,000) during the period commencing on the base date and ending on the determination date;

                                                  plus

                                    (D) Ninety percent (90%) of the Net Proceeds
                           derived  from  the  conversion  of  the   Convertible
                           Subordinated Debentures;

                                                  minus

                                    (E) the lesser of (1) the  aggregate  amount
                           paid by Borrower to repurchase  its capital stock and
                           (2) $50,000,000.

                           (iii) In any consecutive four-quarter period, Borrower shall not permit (A) more than two quarterly net losses aggregating to more than five percent (5%) of its Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination or (B) its cumulative net income for any consecutive four-quarter period to be less than one Dollar.

                           (iv) Borrower shall not permit its Senior Funded Debt
                  Ratio on the last day of any fiscal quarter to exceed thirty-five percent (35%).

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

SECTION VI.  DEFAULT.

         6.01. Events of Default. The occurrence or existence of any one or more of the following shall constitute an "Event of Default" hereunder:

                  (a) Borrower (i) shall fail to pay when due any principal payment on the Revolving Loans or any Reimbursement Payment, (ii) shall fail to pay within three (3) Business Days when due any interest, or
         (iii) shall fail to pay when due any other payment required under the terms of this Agreement or any of the other Loan Documents and such failure shall continue for five (5) Business Days after notice thereof has been given to Borrower by any Agent; or

                  (b) Borrower shall fail to observe or perform any covenant, obligation, condition or agreement set forth in Paragraph 5.02; or

                  (c) Borrower shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or the other Loan Documents and such failure shall continue for twenty (20) Business Days after the earlier of the date that an Executive Officer of Borrower first obtains knowledge or notice of such failure or the date Administrative Agent gives Borrower notice of such failure; or

                  (d) Any written representation or warranty by the Borrower made or deemed made herein or in any Loan Document shall prove to have been false, incorrect or inaccurate in any material respect on or as of the date made or deemed made; or

                  (e) (i) Borrower or any of Borrower's Subsidiaries (A) shall fail to make a payment or payments in an aggregate amount of $2,500,000 or more when due under the terms of any Funded Debt to be paid by such Person (excluding this Agreement and the other Credit Documents or any intercompany Indebtedness between Borrower and any of its Subsidiaries, but including any other evidence of indebtedness of Borrower or any of its Subsidiaries to any Bank) and such failure shall continue beyond any period of grace provided with respect thereto, or (B) shall fail to make any other payment or payments when due under or otherwise default in the observance or performance of any other agreement, term or condition contained in any such Funded Debt, and the effect of such failure or default is to cause, or permit the holder or holders thereof to cause, indebtedness in an aggregate amount of $10,000,000 or more to become due prior to its stated date of maturity; or (ii) there shall occur or exist any other event or condition which causes, or permits the

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
         holder or holders of such indebtedness to cause, indebtedness in an aggregate amount of $10,000,000 or more to become due prior to its stated date of maturity (whether through holder puts, mandatory redemptions or prepayments or otherwise); or

                  (f)  Borrower  or  any  of  Borrower's  Material  Subsidiaries
         (except with respect to clause (v) below) shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property,
         (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) no longer be Solvent, (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

                  (g) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Borrower or any of Borrower's Material Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Borrower or any of Borrower's Material Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

                  (h) A final nonappealable judgment or order for the payment of money in excess of $10,000,000 (exclusive of amounts which are covered by insurance issued by an insurer satisfying the requirements set forth in Subparagraph 5.01(d)) shall be rendered against Borrower or any of its Subsidiaries and the same shall remain undischarged and unpaid for a period of thirty (30) days during which execution shall not be effectively stayed; or

                  (i) Any Credit Document or any material term thereof shall cease to be, or be asserted by Borrower not to be, a legal, valid and binding obligation of Borrower enforceable in accordance with its terms, the effect of which is or could reasonably be expected to be to interfere with, hinder or impair in any material respect the practical or effective realization of the rights, benefits or remedies of the

         Agents or the Banks under any Credit Documents taken as a whole; or

                  (j) Any Reportable Event occurs which constitutes grounds for the termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any Employee Benefit Plan, or any Employee Benefit Plan shall be terminated with unfunded liabilities within the meaning of Title IV of ERISA or a trustee shall be appointed by the PBGC to administer any Employee Benefit Plan, in each case which could reasonably be expected to have a Material Adverse Effect; or

                  (k) Any Change of Control shall occur.

(Any of the events or conditions set forth in Subparagraphs 6.01(a)-(k), prior to the giving of any required notice or the expiration of any specified grace period, shall constitute a "Default" hereunder.)

         6.02. Remedies. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Subparagraph 6.01(f) or 6.01(g)) and at any time thereafter during the continuance of such Event of Default, Administrative Agent may, with the consent of the Majority Banks, or shall, upon instructions from the Majority Banks, by written notice to Borrower,
(a) terminate the Commitments and the obligations of the Lender Parties to make Revolving Loans or issue Letters of Credit (b) declare all outstanding
Obligations payable by Borrower to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding, and/or (c) direct Borrower to deliver to Administrative Agent funds in an amount equal to the aggregate stated amount of all outstanding Letters of Credit. Upon the occurrence or existence of any Event of Default described in Subparagraph 6.01(f) or 6.01(g), immediately and without notice, (1) the Commitments and the obligations of the Lender Parties to make Revolving Loans or issue Letters of Credit shall automatically terminate and (2) all outstanding Obligations payable by Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Administrative Agent may exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both. Immediately after taking any action under this Paragraph 6.02, Administrative Agent shall notify each Bank Party of such action.

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

SECTION VII.   AGENTS AND RELATIONS AMONG BANKS.

         7.01. Appointment, Powers and Immunities. Each Bank Party hereby appoints and authorizes Administrative Agent and the Co-Arrangers to act as its agents hereunder and under the other Credit Documents with such powers as are expressly delegated to Administrative Agent and the Co-Arrangers by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Neither Administrative Agent nor any Co-Arranger shall have any duties or responsibilities except those expressly set forth in this Agreement or in any other Credit Document, be a trustee for any Bank Party or have any fiduciary duty to any Bank Party. Notwithstanding anything to the contrary contained herein, neither Administrative Agent nor any Co-Arranger shall be required to take any action which is contrary to this Agreement or any other Credit Document or applicable law. Neither Administrative Agent nor any Co-Arranger nor any Bank Party shall be responsible to any other Agent or Bank Party for any recitals, statements, representations or warranties made by Borrower contained in this Agreement or in any other Credit Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Credit Document or for any failure by Borrower to perform its obligations hereunder or thereunder. Administrative Agent and the Co-Arrangers may employ agents and attorneys-in-fact and shall not be responsible to any Bank Party for the negligence or misconduct of any such agents or attorneys-in-fact selected by them with reasonable care. None of the Administrative Agent, the Co-Arrangers or their directors, officers, employees or agents shall be responsible to any Bank Party for any action taken or omitted to be taken by it or them hereunder or under any other Credit Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Except as otherwise provided under this Agreement, Administrative Agent shall take such action with respect to the Credit Documents as shall be directed by the Majority Banks. Administrative Agent shall promptly furnish to each Bank Party copies of all material documents, reports, certificates, financial statements and notices furnished to Administrative Agent by Borrower; provided, however, that Administrative Agent shall not be liable to any Bank Party for its failure to provide copies of such material documents, reports, certificates, financial statements and notices unless such failure constitutes gross negligence or willful misconduct by Administrative Agent.

         7.02. Reliance by Agents. Administrative Agent and the Co-Arrangers shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, facsimile or telex) believed by them in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of

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

legal counsel, independent accountants and other experts selected by Administrative Agent and the Co-Arrangers with reasonable care. As to any other matters not expressly provided for by this Agreement, neither Administrative Agent nor any Co-Arranger shall be required to take any action or exercise any discretion, but Administrative Agent shall be required to act or to refrain from acting upon instructions of the Majority Banks and shall in all cases be fully protected by the Bank Parties in acting, or in refraining from acting, hereunder or under any other Credit Document in accordance with the instructions of the Majority Banks, and such instructions of the Majority Banks and any action taken or failure to act pursuant thereto shall be binding on the Administrative Agent and all of the Co-Arrangers and Bank Parties.

         7.03. Defaults. Neither Administrative Agent nor any Co-Arranger shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless Administrative Agent and the Co-Arrangers have received a notice from a Bank Party or Borrower, referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default". If Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give prompt notice thereof to the Co-Arrangers and the Bank Parties. Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Banks; provided, however, that until Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Bank Parties.

         7.04. Indemnification. Without limiting the Obligations of Borrower hereunder, each Bank agrees to indemnify Administrative Agent and the Co-Arrangers, ratably in accordance with such Bank's Proportionate Share, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Administrative Agent and the Co-Arrangers in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other documents; provided, however, that no Bank shall be liable for any of the foregoing to the extent they arise from Administrative Agent and/or the Co-Arrangers' gross negligence or willful misconduct. Administrative Agent and the Co-Arrangers shall be fully justified in refusing to take or to continue to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The obligations of each Bank under this Paragraph 7.04 shall survive the payment and performance of the Obligations, the termination of this Agreement and any Bank ceasing to be a party to this Agreement.

         7.05. Non-Reliance. Each Bank Party represents that it has, independently and without reliance on Administrative Agent, any Co-Arranger or any other Bank Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower and the Subsidiaries and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon Administrative Agent, any Co-Arranger or any Bank Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. Neither Administrative Agent nor any Co-Arranger nor any Bank Party shall be required to keep any other Agent or Bank Party informed as to the performance or observance by Borrower or its Subsidiaries of the obligations under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Bank Parties by Administrative Agent hereunder, neither Administrative Agent nor any Co-Arranger nor any Bank Party shall have any duty or responsibility to provide any Agent or Bank Party with any credit or other information concerning Borrower or its Subsidiaries, which may come into the possession of any Agent or Bank Party or any of its or their Affiliates.

         7.06. Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, Administrative Agent may resign at any time by giving notice thereof to the Banks, and Administrative Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Administrative Agent, which Administrative Agent shall be reasonably acceptable to Borrower. If no successor Administrative Agent shall have been appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Bank Parties, appoint a successor Administrative Agent, which shall be (a) a bank having a combined capital, surplus and retained earnings of not less than U.S. $500,000,000 and (b) shall be reasonably acceptable to Borrower; provided, however, that Borrower shall have no right to approve a successor Agent which is a Bank if an Event of Default has occurred and is

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

continuing. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring
Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         7.07. Removal of Co-Arrangers. If, at any time, any Co-Arranger's share of the total credit facilities provided by all Banks hereunder is less than six and one-quarter percent (6.25%), such Co-Arranger may be removed by Borrower upon thirty (30) days prior written notice from Borrower to Administrative Agent and such Co-Arranger. Upon any such removal, Borrower shall, at its election, have the right to appoint another Bank as successor to such removed Co-Arranger, which successor Co-Arranger shall be reasonably acceptable to the Majority Banks. If no successor Co-Arranger is appointed for any removed Co-Arranger, all rights, powers and privileges vested in the Agents hereunder shall be exercised by Administrative Agent and the remaining Co-Arranger(s) or, if no Co-Arranger remains, by Administrative Agent alone. Upon the acceptance of any appointment as a Co-Arranger hereunder by a successor Co-Arranger, such successor
Co-Arranger shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the removed Co-Arranger, and the removed Co-Arranger shall be discharged from its duties and obligations hereunder. After any Co-Arranger's removal hereunder as a Co-Arranger, the provisions of this
Section VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as a Co-Arranger. For the purposes of this Paragraph 7.07, a Co-Arranger's share of the total credit facilities provided by all Banks hereunder at any time shall be (a) if Revolving Loans are then outstanding, (i) the aggregate principal amount of all Revolving Loans then outstanding, together with the aggregate stated amount of all Letters of Credit then outstanding, which are held by such Co-Arranger and its Affiliates as a Bank or as Banks hereunder, divided by (ii) the aggregate principal amount of all Revolving Loans then outstanding, together with the aggregate stated amount of all Letters of Credit then outstanding, held by all Banks or (b) if no Revolving Loans are then outstanding, the aggregate Proportionate Share at such time of such Co-Arranger and its Affiliates as a Bank or as Banks hereunder.

         7.08. Authorization. Administrative Agent is hereby authorized by the Bank Parties to execute, deliver and perform,

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

each of the Credit Documents to which Administrative Agent is or is intended to be a party and each Bank Party agrees, subject to the terms of this Agreement, to be bound by all of the agreements of Administrative Agent contained in the Credit Documents.

         7.09. Agents in Their Individual Capacities. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with Borrower and its Subsidiaries and affiliates as though such Agent were not an Agent hereunder. With respect to Revolving Loans made and Letters of Credit issued by ABN and CIBC as Banks, ABN and CIBC shall have the same rights and powers under this Agreement and the other Credit Documents as any other Bank Party and may exercise the same as though they were not Agents.

         7.10. Agents' Communications Binding Upon Banks. Subject to the terms of this Agreement, the Bank Parties agree that written communications from Administrative Agent and the Co-Arrangers to Borrower on behalf of the Bank Parties shall be binding upon the Bank Parties.

         7.11. No Obligations of Borrower. Nothing contained in this Article VII shall be deemed to impose upon Borrower any obligation in respect of the due and punctual performance by any Agent of its obligations to the Bank Parties under any provision of this Agreement, and Borrower shall have no liability to any Agent or Bank Party in respect of any failure by any Agent or Bank Party to perform any of their respective obligations to each other under this Agreement. Without limiting the generality of the foregoing sentence, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by Borrower to the Administrative Agent for the account of the Bank Parties, Borrower's obligations to the Bank Parties in respect of such payments shall be deemed to be satisfied upon the making of such payments to Administrative Agent in the manner provided by this Agreement.

         7.12. Co-Agents and Documentation Agent. None of the Banks identified herein as a "co-agent" or as Documentation Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Credit Document other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified as a "co-agent" or as Documentation Agent shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks identified as "co-agent" or as Documentation Agent in deciding to enter into this Agreement or in taking or not taking action hereunder. Without limiting the generality of the foregoing, it is understood and agreed that the Documentation Agent is not responsible for the validity, effectiveness,

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

enforceability or sufficiency of this Agreement or any other Credit Document.


SECTION VIII.  MISCELLANEOUS.

         8.01. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Borrower, any Bank Party or any Agent under this Agreement or the other Credit Documents shall be in writing and faxed, mailed or delivered, if to Borrower or Administrative Agent at its respective facsimile number or address set forth below, if to any Bank, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Bank in Schedule I or, if to Issuing Bank, at the address or facsimile number indicated in the notice given by Issuing Bank to the other parties at the time any such Issuing Bank is selected by Borrower and approved by Administrative Agent and the Co-Arrangers (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the second Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt;
(c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt; provided, however, that any notice delivered to Administrative Agent or Issuing Bank under Section II shall not be effective until received by such Person.

         Administrative
         Agent:                     Canadian Imperial Bank of Commerce
                                    425 Lexington Avenue
                                    New York, New York  10017
                                    Attn:  Ian Palmer
                                              Syndications
                                    Telephone:  (212) 856-3875
                                    Facsimile:  (212) 856-3763

         Borrower:                  Quantum Corporation
                                    500 McCarthy Boulevard
                                    Milpitas, CA 95035
                                    Attn: Ed McClammy,
                                             Vice President Finance & Treasurer
                                    Telephone:  (408) 894-5703
                                    Facsimile:  (408) 894-4562


Each Notice of Borrowing, Notice of Conversion, Notice of Interest Period Selection and LC Application shall be given by

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

Borrower to Administrative Agent and, in the case of an LC Application, to Issuing Bank, to the office of such Person located at the address referred to above during such Person's normal business hours; provided, however, that any such notice received by any such Person after 1:00 P.M. on any Business Day shall be deemed received by such Person on the next Business Day. In any case where this Agreement authorizes notices, requests, demands or other communications by Borrower to any Agent or any Bank Party to be made by telephone or facsimile, any Agent or any Bank Party may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by such Agent or Bank Party is such a person.

         8.02. Expenses. Borrower shall pay within ten (10) days after demand, whether or not any Revolving Loan is made or any Letter of Credit is issued hereunder, (a) all reasonable fees and expenses payable to third parties, including each Agent's out-of-pocket expenses and reasonable attorneys' fees and expenses, incurred by Agents in connection with the preparation, negotiation, execution and delivery of, and the exercise of their duties under, the Summary of Terms and Conditions dated May 5, 1997 among Borrower and the Co-Arrangers and the Agents' Fee Letters and their structuring of, due diligence relating to and syndication of the credit facilities set forth in this Agreement; (b) all
(i) Attorney Costs and (ii) other reasonable fees and expenses payable to third parties incurred by Agents in connection with the preparation, negotiation, execution, delivery and syndication of this Agreement and the other Credit
Documents, and the preparation, negotiation, execution and delivery of amendments and waivers hereunder and thereunder; (c) all Attorney Costs and other reasonable fees and expenses payable to third parties incurred by Agents in connection with the exercise of their rights or duties under this Agreement and the other Credit Documents; and (d) all Attorney Costs and other reasonable fees and expenses payable to third parties incurred by any Agent or any Bank Party in the enforcement or attempted enforcement of any of the Obligations or in preserving any of Agents' or the Banks' rights and remedies (including all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Obligations or any bankruptcy or similar proceeding involving Borrower or any of its Subsidiaries). The obligations of Borrower under this Paragraph 8.02 shall survive the payment and performance of the Obligations and the termination of this Agreement.

         8.03. Indemnification. To the fullest extent permitted by law, Borrower agrees to protect, indemnify, defend and hold harmless Agents, the Bank Parties and their Affiliates and their respective directors, officers, employees, agents and advisors ("Indemnitees") from and against any and all liabilities, losses, damages or expenses of any kind or nature and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with (a) any use by Borrower of any proceeds of the Revolving Loans or any Letter of Credit, (b) any violation or alleged violation of any Requirement of Law by Borrower or any of its Affiliates, (c) any Default or Event of Default, (d) or any acquisition or proposed acquisition by Borrower of the stock or assets (in whole or in part) of any other Person or (e) the execution, delivery and performance of this Agreement and the other Credit Documents by any of the Indemnitees (unless arising out of any violation by any of the Agents, the Bank Parties or any of their Affiliates of any applicable law governing its banking powers), except to the extent such liability arises from the willful misconduct or gross negligence of such Indemnitee. Upon receiving knowledge of any suit, claim or demand asserted by a third party that any Agent or any Bank Party believes is covered by this indemnity, such Agent or such Bank Party shall give Borrower prompt written notice of the matter (specifying with reasonable particularity the basis therefor) and an opportunity (but not the obligation) to participate in and defend it, at Borrower's sole cost and expense, with legal counsel reasonably satisfactory to such Agent or such Bank Party, as the case may be. Any failure or delay of any Agent or any Bank Party to notify Borrower of any such suit, claim or demand as required by this Paragraph 8.03 or to cooperate in the defense thereof shall not relieve Borrower of its obligations under this Paragraph 8.03 but shall reduce such obligations to the extent of any increase in those obligations caused solely by any such failure or delay which is unreasonable. The obligations of Borrower under this Paragraph 8.03 shall survive the payment and performance of the Obligations and the termination of this Agreement.

         8.04. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement or any other Credit Document may be amended or waived if such amendment or waiver is in writing and is signed by Borrower and the Majority Banks; provided, however that:

                  (a) Any amendment, waiver or consent which (i) amends this Paragraph 8.04, or (ii) amends the definition of Majority Banks must be in writing and signed or approved in writing by all Banks;

                  (b) Any amendment, waiver or consent which (i) increases the Total Commitment, (ii) extends the Maturity Date, (iii) reduces the principal of or interest on the Revolving Loans or any fees or other amounts payable for the account of the Banks hereunder, (iv) increases the LC Commitment, or (v) postpones any date fixed for any payment of the principal of or interest on the Revolving Loans or any fees or other amounts payable for the account of the

         Banks hereunder must be in writing and signed or approved in writing by all Banks;

                  (c) Any amendment, waiver or consent which increases or decreases the Proportionate Share of any Bank must be in writing and signed by such Bank;

                  (d) Any amendment, waiver or consent which increases the LC Commitment or otherwise affects the rights or obligations of Issuing Bank must be in writing and signed by Issuing Bank; and

                  (e) Any amendment, waiver or consent which affects the rights or obligations of any Agent must be in writing and signed by such Agent.

No failure or delay by any Agent or any Bank Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         8.05.  Successors and Assigns.

                  (a) Binding Effect. This Agreement and the other Credit Documents shall be binding upon and inure to the benefit of Borrower, the Bank Parties, Agents, all future holders of the Notes and their respective successors and permitted assigns, except that Borrower may not assign or transfer any of its rights or obligations under any Credit Document without the prior written consent of Agents and each Bank. All references in this Agreement to any Person shall be deemed to include all successors and assigns of such Person.

                  (b) Participations. Any Bank may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other financial institutions ("Participants") participating interests in any Revolving Loan owing to such Bank, any Note held by such Bank, any Commitment of such Bank or any other interest of such Bank under this Agreement and the other Credit Documents. In the event of any such sale by a Bank of participating interests to a Participant, such Bank's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, such Bank shall retain the right to approve amendments and waivers and other voting rights hereunder and Agents and Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement; provided, however, that any agreement pursuant to which any Bank sells a participating interest to a Participant may require the selling Bank to obtain the consent of such Participant in order for such Bank to agree in writing to any amendment of a type specified in clause (i), (ii), (iii), (iv) or (v) of Subparagraph 8.04(b) or Subparagraph 8.04(c), as appropriate. Borrower agrees that if amounts outstanding under this Agreement and the other Credit Documents are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the fullest extent permitted by law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any other Credit Documents to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement or any other Credit Documents; provided, however, that (i) no Participant shall exercise any rights under this sentence without the consent of Administrative Agent, (ii) no Participant shall have any rights under this sentence which are greater than those of the selling Bank and (iii) such rights of setoff shall be subject to the obligation of such Participant to share with the Banks, and the Banks agree to share with such Participant, as provided in Subparagraph 2.09(b). Borrower also agrees that any Bank which has transferred all or part of its interests in the Commitments and the Revolving Loans to one or more Participants shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Bank under Paragraph 2.10, Paragraph 2.11, and Paragraph 2.12, as if such Bank had not made such transfer.

                  (c) Assignments. Any Bank may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time, sell and assign to any Bank, any affiliate of a Bank or any other bank or financial institution (individually, an "Assignee Bank") all or a portion of its rights and obligations under this Agreement and the other Credit Documents (such a sale and assignment to be referred to herein as an "Assignment") pursuant to an assignment agreement in the form of Exhibit G (an "Assignment Agreement"), executed by each Assignee Bank and such assignor Bank (an "Assignor Bank") and delivered to Administrative Agent for its acceptance and recording in the Register; provided, however, that:

                           (i) Without the  written  consent of Borrower  (which
                  written consent of Borrower shall not be required after the occurrence and during the continuation of an Event of Default), Administrative Agent and Issuing Bank (which consent of Borrower, Administrative Agent and Issuing Bank shall not be unreasonably withheld), no Bank may make any Assignment to any Assignee Bank which is not, immediately prior to such Assignment, a Bank hereunder or an affiliate which controls, is controlled by or is under common control with a Bank hereunder;

                           (ii) Without the written  consent of Borrower  (which
                  written consent of Borrower shall not be required after the occurrence and during the continuation of an Event of Default) and Administrative Agent (which consent of Borrower may be withheld in its sole and absolute discretion but which consent of Administrative Agent shall not be unreasonably withheld), no Bank may make any Assignment to any Assignee Bank which is not, immediately prior to such Assignment, a Bank hereunder or an affiliate which controls, is controlled by or is under common control with a Bank hereunder if (A) the principal amount of such Assignment is less than the lesser of two and one-half percent (2.50%) of the Total Commitment at the time of such Assignment or all of the Assignor Bank's Revolving Loans and Commitments hereunder or (B) if, after giving effect to such Assignment, the sum of the Assignor Bank's Commitment would be greater than zero but less than two and one-half percent (2.50%) of the Total Commitment at the time of such Assignment;

                           (iii) Without the written  consent of Borrower (which
                  written consent of Borrower shall not be required after the occurrence and during the continuation of an Event of Default) and Administrative Agent (which consent of Borrower and Administrative Agent shall not be unreasonably withheld), no Bank may make any Assignment to any Assignee Bank which is, immediately prior to such Assignment, a Bank hereunder or an affiliate which controls, is controlled by or is under common control with a Bank hereunder if the principal amount of such Assignment is less than the lesser of Five Million Dollars ($5,000,000) or all of the Assignor Bank's Revolving Loans and Commitments hereunder; and

                           (iv) No Bank may make any  Assignment  which does not
                  assign and delegate an equal pro rata interest in such Bank's Revolving Loans, Commitments and all other rights, duties and obligations of such Bank under this Agreement and the other Credit Documents.

         Upon  such  execution,  delivery,  acceptance  and  recording  of  each
         Assignment Agreement, from and after the Assignment Effective Date determined pursuant to such Assignment Agreement, (A) each Assignee Bank thereunder shall be a Bank hereunder with a Proportionate Share as set forth on Attachment 1 to such Assignment Agreement and shall have the rights, duties and obligations of such a Bank under this Agreement and the other Credit Documents, and (B) the Assignor Bank thereunder shall be a Bank with a Proportionate Share as set forth on Attachment 1 to such Assignment Agreement, or, if the Proportionate Share of the Assignor Bank has been reduced to 0%, the Assignor Bank shall cease to be a Bank; provided, however, that any such Assignor Bank which ceases to be a Bank shall continue to be entitled to the benefits of any provision of this Agreement which by its terms survives the termination of this Agreement. Each Assignment Agreement shall be deemed to amend
         Schedule I to the extent, and only to the extent, necessary to reflect the addition of each Assignee Bank, the deletion of each Assignor Bank which reduces its Proportionate Share to 0% and the resulting adjustment of Proportionate Shares arising from the purchase by each Assignee Bank of all or a portion of the rights and obligations of an Assignor Bank under this Agreement and the other Credit Documents. On or prior to the Assignment Effective Date determined pursuant to each Assignment Agreement, Borrower, at its own expense, shall execute and deliver to Administrative Agent, in exchange for the surrendered Note of the Assignor Bank thereunder, a new Note to the order of each Assignee Bank thereunder in an amount equal to the Commitment assumed by such Assignee Bank and, if the Assignor Bank is continuing as a Bank hereunder, a new Note to the order of the Assignor Bank in an amount equal to the Commitment retained by it. Each such new Note shall be dated the Closing Date and otherwise be in the form of the Note replaced thereby (provided that Borrower shall not be obligated to pay any additional interest to any Assignee Bank in respect to any principal payments made prior to the Assignment Effective Date of the Assignment to such Assignee Bank). The Notes surrendered by the Assignor Bank shall be returned by Administrative Agent to Borrower marked "replaced". Each Assignee Bank which was not previously a Bank hereunder and which is not incorporated under the laws of the United States of America or a state thereof shall, within three (3) Business Days of becoming a Bank, deliver to Borrower and Administrative Agent either two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

                  (d) Register. Administrative Agent shall maintain at its address referred to in Paragraph 8.01 a copy of each Assignment
         Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Banks and the Proportionate Share of each Bank from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and Borrower, Agents and the Bank Parties may treat each Person whose name is recorded in the Register as the owner of the Revolving Loans recorded therein for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Bank Party at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Registration. Upon its receipt of an Assignment Agreement executed by an Assignor Bank and an Assignee Bank (and, to the extent required by Subparagraph 8.05(c), by Borrower, Administrative Agent and Issuing Bank), together with payment to Administrative Agent by Assignor Bank of a registration and processing fee of $3,500, Administrative Agent shall (i) promptly accept such Assignment Agreement and (ii) on the Assignment Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Bank Parties and Borrower. Administrative Agent may, from time to time at its election, prepare and deliver to the Bank Parties and Borrower a revised Schedule I reflecting the names, addresses and respective Proportionate Shares of all Banks then parties hereto.

         8.06.   Setoff; Security Interest.

                  (a) Setoff. In addition to any rights and remedies of the Bank
         Parties provided by law, each Bank Party shall have the right, with the prior consent of Administrative Agent, but without prior notice to or consent from Borrower, any such notice or consent being expressly waived by Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply, or to authorize or direct such Bank to set-off and apply, against any indebtedness, whether matured or unmatured, of Borrower to such Bank Party, any amount owing from such Bank Party to Borrower, at or at any time after, the happening of any of the above mentioned events, and as security for such indebtedness, Borrower hereby grants to Administrative Agent and each Bank Party a continuing security interest in any and all deposits, accounts or moneys of Borrower then or thereafter maintained with such Bank Party, subject in each case to Subparagraph 2.09(b). The aforesaid right of set-off may be exercised by any Bank Party against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Borrower or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Bank Party prior to the occurrence of an Event of Default. Any Bank Party which exercises its right of setoff agrees promptly to notify Borrower after any such set-off and application made by such Bank Party, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  (b) Security Interest. As security for the Obligations, Borrower hereby grants to each Bank Party, for the benefit of all Agents and Bank Parties, a continuing security interest in any and all deposit accounts or moneys of Borrower now or hereafter maintained with such Bank Party. Each Bank Party shall have all of the rights of a secured party with respect to such security interest.

         8.07. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

         8.08. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         8.09. Jury Trial. EACH OF BORROWER, THE BANK PARTIES AND AGENTS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT.

         8.10. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

         8.11. Confidentiality. None of the Banks and Agents shall disclose to any Person any information with respect to Borrower or any of its Subsidiaries which is furnished pursuant to this Agreement, except that any Bank or Agent may disclose any such information (a) to its own directors, officers, employees, auditors, counsel and other professional advisors and to its Affiliates if such Bank or Agent or such Bank's or such Agent's holding or parent company in its sole discretion determines that any such party should have access to such information; (b) to another Bank or Agent; (c) if generally available to the public; (d) if required or appropriate in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over such Bank or Agent; (e) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by counsel; (f) to comply with any Requirement of Law applicable to such Bank or Agent; (g) to any Participant or Assignee Bank or any prospective Participant or Assignee Bank, provided that such Participant or Assignee or prospective Participant or Assignee agrees in writing to be bound by this Paragraph 8.11 prior to disclosure; or (h) otherwise with the prior consent of Borrower; provided, however, that any disclosure made in violation of this Agreement shall not affect the obligations of Borrower under this Agreement and the other Credit Documents.

                  [The next page is the first signature page.]

         IN WITNESS WHEREOF, Borrower, the Bank Parties and Agents have caused this Agreement to be executed as of the day and year first above written.


BORROWER:                             QUANTUM CORPORATION


                                      By: /s/ G. Edward McClammy
                                         ---------------------------------------
                                          G. Edward McClammy
                                          Vice President Finance
                                          & Treasurer




CO-ARRANGERS:                         ABN AMRO BANK N.V., San Francisco
                                      International Branch,
                                      As a Co-Arranger


                                      By: /s/ Robin S. Yim
                                         ---------------------------------------
                                          Name:       Robin S. Yim
                                          Title:      Group Vice President



                                      By: /s/ Richard R. DaCosta
                                         ---------------------------------------
                                          Name:       Richard R. DaCosta
                                          Title:      Assistant Vice President



                                      CIBC INC.,
                                      As a Co-Arranger



                                      By: /s/ Cyd D. Petre
                                         ---------------------------------------
                                          Name:       Cyd D. Petre
                                          Title:      AUTHORIZED SIGNATORY

ADMINISTRATIVE AGENT:                 CANADIAN IMPERIAL BANK OF COMMERCE,
                                      As Administrative Agent



                                       By: /s/ Cyd D. Petre
                                         ---------------------------------------
                                          Name:       Cyd D. Petre
                                          Title:      Authorized Signatory




BANKS:                                ABN AMRO BANK N.V., San Francisco
                                      International Branch,
                                      As a Bank



                                      By: /s/ Robin S. Yim
                                         ---------------------------------------
                                          Name:       Robin S. Yim
                                          Title:      Group Vice President



                                      By: /s/ Richard R. DaCosta
                                         ---------------------------------------
                                          Name:       Richard R. DaCosta
                                          Title:      Assistant Vice President


                                      CIBC INC.,
                                      As a Bank



                                      By: /s/ Cyd D. Petre
                                         ---------------------------------------
                                          Name:       Cyd D. Petre
                                          Title:      AUTHORIZED SIGNATORY


                                      BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION,
                                      As a Bank



                                      By: /s/ Kevin McMahon
                                         ---------------------------------------
                                          Name:       Kevin McMahon
                                          Title:      Managing Director

                                      BANKBOSTON, N.A.,
                                      As a Bank



                                      By: /s/ Lee A. Merkle
                                         ---------------------------------------
                                          Name:       Lee A. Merkle
                                          Title:      Vice President


                                      THE BANK OF NOVA SCOTIA,
                                      As a Bank



                                      By: /s/ Chris Johnson
                                         ---------------------------------------
                                          Name:       Chris Johnson
                                          Title:      Senior Relationship
                                                      Manager


                                      FLEET NATIONAL BANK,
                                      As a Bank



                                      By: /s/ Matthew Glauninger
                                         ---------------------------------------
                                          Name:       Matthew Glauninger
                                          Title:      Vice President


                                      THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED,
                                      As a Bank



                                      By: /s/ Haruhiko Masuda
                                         ---------------------------------------
                                          Name:       Haruhiko Masuda
                                          Title:      Deputy General Manager


                                      BANQUE NATIONALE DE PARIS,
                                      As a Bank

                                      By:                             /s/  William J. La Herran
                                         ------------------------------------------------------
                                          Name:   Rafael C. Lumanlan    William J. La Herran
                                          Title:  Vice President        Assistant Vice President

                                      THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION, LOS ANGELES AGENCY
                                      As a Bank



                                      By: /s/ Yasushi Satomi
                                         ---------------------------------------
                                          Name:       Yasushi Satomi
                                          Title:      Senior Vice President


                                      UNION BANK OF CALIFORNIA, N.A.,
                                      As a Bank



                                      By: /s/ Patrick Clemens
                                         ---------------------------------------
                                          Name:       Patrick Clemens
                                          Title:      Assistant Vice President


                                      THE FUJI BANK, LIMITED,
                                      As a Bank



                                      By: /s/ Kazuo Kamio
                                         ---------------------------------------
                                          Name:       Kazuo Kamio
                                          Title:      General Manager


                                      ROYAL BANK OF CANADA,
                                      As a Bank



                                      By: /s/ Stephen S. Hughes
                                         ---------------------------------------
                                          Name:       Stephen S. Hughes
                                          Title:      Senior Manager


                                      DEUTSCHE BANK AG NEW YORK AND/OR
                                      CAYMAN ISLAND BRANCHES,
                                      As a Bank



                                      By: /s/ Ralf Hoffman
                                         ---------------------------------------
                                          Name:       Ralf Hoffman
                                          Title:      Vice President



                                      By: /s/ Belinda J. Wheeler
                                         ---------------------------------------
                                          Name:       Belinda J. Wheeler
                                          Title:      Vice President

                                      KEYBANK NATIONAL ASSOCIATION
                                      As a Bank



                                      By: /s/ Kevin P. McBride
                                         ---------------------------------------
                                          Name:       Kevin P. McBride
                                          Title:      Vice President


                                      THE LONG-TERM CREDIT BANK OF JAPAN,
                                      LTD.,
                                      As a Bank



                                       By: /s/ Motokazu Uematsu
                                         ---------------------------------------
                                          Name:       Motokazu Uematsu
                                          Title:      Deputy General Manager


                                      MELLON BANK,
                                      As a Bank



                                      By: /s/ Edwin H. Wiest
                                         ---------------------------------------
                                          Name:       Edwin H. Wiest
                                          Title:      First Vice President


                                      SANWA BANK CALIFORNIA,
                                      As a Bank



                                      By: /s/ Robert R. Shutt
                                         ---------------------------------------
                                          Name:       Robert R. Shutt
                                          Title:      Vice President


                                      THE SUMITOMO TRUST AND BANKING CO.,
                                      LTD., LOS ANGELES AGENCY
                                      As a Bank



                                      By: /s/ Ninoos Y. Benjamin
                                         ---------------------------------------
                                          Name:       Ninoos Y. Benjamin
                                          Title:      Vice President & Manager

                                      BANQUE PARIBAS,
                                      As a Bank



                                      By: /s/ Nanci Meyer
                                         ---------------------------------------
                                          Name:       Nanci Meyer
                                          Title:      Assistant Vice President



                                      By: /s/ Lee S. Buckner
                                         ---------------------------------------
                                          Name:       Lee S. Buckner
                                          Title:      Group Vice President

                                      THE SUMITOMO BANK, LIMITED,
                                      As a Bank



                                      By: /s/ Kozo Masaki
                                         ---------------------------------------
                                          Name:       Kozo Masaki
                                          Title:      General Manager

                                   SCHEDULE I

                                      BANKS




                                                PROPORTIONATE
BANK                                               SHARE*
----                                               ------


ABN AMRO BANK N.V.                                8.00000000%

Applicable Lending Office:

ABN AMRO Bank N.V.
San Francisco International
  Branch
101 California Street
Suite 4550
San Francisco, CA  94111-5812


Address for Notices:

ABN AMRO Bank N.V.
San Francisco International Branch
101 California Street, Suite 4550
San Francisco, CA  94111-5812
Attn:    Robert N. Hartinger
         Robin S. Yim

Telephone:  (415) 984-3710
Fax:        (415) 362-3524


ABN AMRO Bank, N.V.
1235 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Drew Helene
       Vice President, Syndications

Telephone:  (212) 370-8505
Fax:  (212) 503-2689 or 682-0364



Wiring Instructions:

ABN AMRO Bank N.V.
ABA No.:  026-009-580
Account No.:  651001054541
Account Name:  ABN AMRO San
  Francisco International Branch
Reference:  Quantum Corp.




* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                PROPORTIONATE
BANK                                               SHARE*
----                                               ------


CIBC INC.                                         8.00000000%

Applicable Lending Office:

CIBC Inc.
Two Paces West
2727 Paces Ferry Road, Suite 1200
Atlanta, GA 30339


Address for Notices:

CIBC Inc.
425 Lexington Avenue
New York, NY 10017
Attention:  Jan Palmer

Telephone:        (212) 856-3695
Fax:              (212) 856-3763 or 3799


Wiring Instructions:

Morgan Guaranty Trust Company of
  New York
New York, NY 10260
ABA No.:  021-000-238
Account No.:  630-00-480
Account Name:  CIBC, New York Agency

For further credit to: Agented Loans
Account No. 07-09611
Attention:  Syndications
Reference:  Quantum Corporation




* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                   PROPORTIONATE
BANK                                                  SHARE*
----                                                  ------


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION                             8.00000000%

Applicable Lending Office:

Bank of America National Trust
  and Savings Association
1850 Gateway Boulevard, 3rd Floor
Concord, CA  94520
Attention:  Julia Young
            GPO Account Admin: #5693

Telephone:        (510) 675-7328
Fax:              (510) 675-7531


Address for Notices:

Bank of America National Trust
  and Savings Association
Credit Products-High Technology-SF #3697
555 California Street, 41st Floor
San Francisco, CA  94104
Attention:  Kevin McMahon
            Managing Director

Telephone:        (415) 622-8088
Fax:              (415) 622-2514


Wiring Instructions:

Bank of America National Trust
  and Savings Association
San Francisco, California
ABA No.:  121000358
Account No.:  1233183980
Reference:  Quantum Corp.
Attention:  Julia Young



* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                  PROPORTIONATE
BANK                                                 SHARE*
----                                                 ------


BANKBOSTON, N.A.                                   6.00000000%

Applicable Lending Office:
BankBoston, N.A.
435 Tasso Street, Suite 250
Palo Alto, CA  94301


Address for Notices:

BankBoston, N.A.
435 Tasso Street, Suite 250
Palo Alto, CA  94301
Attn:  Lee A. Merkle, Vice President

Telephone:        (415) 853-0404
Fax:              (415) 853-1425

Wiring Instructions:

BankBoston, N.A.
100 Federal Street
Boston, MA 02110
ABA No.:  011-000-390
Account No.:  540-99647
Attn:  Comm Loan Svc, Adm 50 High Tech
Ref:  Quantum Corporation




* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                  PROPORTIONATE
BANK                                                 SHARE*
----                                                 ------


THE BANK OF NOVA SCOTIA                             6.00000000%

Applicable Lending Office:

The Bank of Nova Scotia
580 California Street, Suite 2100
San Francisco, CA 94104
Attention:  Mr. Chris Johnson

Telephone:        (415) 986-1100
Fax:              (415) 397-0791


Address for Notices:

The Bank of Nova Scotia
600 Peachtree Street, N.E.
Atlanta, GA 30308
Attention:  Norman O. Campbell

Telephone:        (404) 877-1500
Fax:              (404) 888-8998


Wiring Instructions:

The Bank of Nova Scotia
One Liberty Plaza
New York, NY
ABA No.:  026002532
Account No.:  60023-7
For Credit to:  The Bank of Nova Scotia
                San Francisco Agency
Reference:  Quantum Corporation




* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                              PROPORTIONATE
BANK                                             SHARE*
----                                             ------


FLEET NATIONAL BANK                             6.00000000%

Applicable Lending Office:

Fleet National Bank
75 State Street
Boston, MA  02109


Address for Notices:

Fleet National Bank
75 State Street
Boston, MA  02109
Attention:        Matthew Glauninger
                  Vice President

Telephone:        (617) 346-1645
Fax:              (617) 346-1633


Wiring Instructions:

Fleet National Bank
75 State Street
Boston, MA  02109
ABA:  011-000-138
Account Name:  Incoming Loan in Process Wire Account
A/C No.:  120986-03156
Reference:  Quantum Corp.
Attention:  Commercial Loan Operations/Agent Bank




* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                   PROPORTIONATE
BANK                                                  SHARE*
----                                                  ------


THE INDUSTRIAL BANK OF
JAPAN, LIMITED                                       6.00000000%

Applicable Lending Office:

The Industrial Bank of Japan, Limited
San Francisco Agency
555 California Street, Suite 3110
San Francisco, CA  94104


Address for Notices:

The Industrial Bank of Japan, Limited
San Francisco Agency
555 California Street, Suite 3110
San Francisco, CA  94104
Attention:  Jeanette O'Donnell

Telephone:        (415) 693-1831
Fax:              (415) 982-1917
Telex:            49608738
Answerback:       IBJ SFO


Wiring Instructions:

Bank of American NT & SA
International Deposit Services 6561
1850 Gateway Boulevard
Concord, CA  94520
ABA No.:          121-000-358
Account:          The Industrial Bank of Japan, Limited
                  Los Angeles Agency
Account No.:  62906-14014
                  "For Credit to IBJ SFA, A/C 2601-22011"




* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                   PROPORTIONATE
BANK                                                  SHARE*
----                                                  ------


BANQUE NATIONALE DE PARIS                            5.00000000%

Applicable Lending Office:

Banque Nationale de Paris
180 Montgomery Street, 3rd Floor
San Francisco, CA 94104
Attention:        Rafael Lumanlan

Telephone:        (415) 956-0707
Fax:              (415) 296-8954
Telex:            RCA 278900
Answerback:       BNPS UR


Address for Notices:

Banque Nationale de Paris
180 Montgomery Street, 3rd Floor
San Francisco, CA  94104

Credit:

Rafael Lumanlan
Vice President
Telephone:  (415) 956-0707
Fax:        (415) 296-8954

Operations:

Donald A. Hart
Treasurer
Telephone:  (415) 956-2511
Fax:        (415) 989-9041


Wiring Instructions:

Federal Reserve Bank of San Francisco
For the Account of:  Banque Nationale de Paris
                     San Francisco Branch
ABA #:  121027234
Ref:    QUANTUM REVOLVER



* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                     PROPORTIONATE
BANK                                                    SHARE*
----                                                    ------


THE MITSUBISHI TRUST AND
BANKING CORPORATION, LOS ANGELES AGENCY                5.00000000%

Applicable Lending Office:

The Mitsubishi Trust and Banking Corporation, Los Angeles Agency
801 South Figueroa Street, Suite 500
Los Angeles, CA  90017
Attention:        Michael Lundgren
                  Assistant Vice President

Telephone:        (213) 896-4732
Fax:              (213) 629-2571/ (213) 687-4631
Telex:  49657290
Answerback:  MTB B LSA

Alternative Contact:                Pam Khamvongsa
                                    Loan Assistant

Telephone:        (213) 896-4735
Fax:              (213) 687-8325



Address for Notices:

The Mitsubishi Trust and Banking Corporation, Los Angeles Agency
801 South Figueroa Street, Suite 500
Los Angeles, CA  90017
Attention:  Jill Kato
                  Vice President

Telephone:  (213) 896-4655
Fax:  (213) 687-4631

Alternative Contact:                F. Frank Herrera
                                    First Vice President

Telephone:        (213) 896-4652


Wiring Instructions:

Bank of America, San Francisco, California
ABA #:  121 000 358
Account #:  62908-04915
Ref:  Quantum Corporation
Attention:  Loan Administration Department


* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                 PROPORTIONATE
BANK                                                SHARE*
----                                                ------


UNION BANK OF CALIFORNIA, N.A.                     5.00000000%

Applicable Lending Office:

Union Bank of California, N.A.
400 California Street, 16th Floor
San Francisco, CA  94104
Attention:        Norma Sarto

Telephone:        (415) 765-2722
Fax:              (415) 765-2920
Telex:            188316 UNION SFO UT
Answerback:       UNION SFO UT


Address for Notices:

Union Bank of California, N.A.
350 California Street, 6th Floor
San Francisco, CA  94104
Attention:        Glenn Leyrer

Telephone:        (415) 705-7578
Fax:              (415) 705-5093


Wiring Instructions:

Union Bank of California, 1980 Saturn Street, Monterey, CA 91755
Los Angeles, CA
Fed ABA No.:  122-000-496
Account No.:  070196431
Reference:  Quantum Corporation




* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                PROPORTIONATE
BANK                                               SHARE*
----                                               ------


THE FUJI BANK, LIMITED                            4.00000000%

Applicable Lending Office:

The Fuji Bank, Ltd.
601 California Street
San Francisco, CA  94108
Attention:  Mike Rogers

Telephone:  (415) 296-5440
Fax:        (415) 362-4613
Telex:            176087
Answerback:       FUJIBK SFO


Address for Notices:

The Fuji Bank, Ltd.
601 California Street
San Francisco, CA  94108

         Credit:
         Attention:  Mami Yamajo, Vice President
         Telephone:        (415) 296-5433
         Fax:              (415) 362-4613

         Operations:
         Attention:  Candi Eng
         Telephone:        (415) 296-5444
         Fax:              (415) 362-4613




Wiring Instructions:

Bank of America, NT&SA
San Francisco, CA
ABA #: 1210-0035-8
Account Name: The Fuji Bank, Limited, San Francisco
Account #:  62 901-08242
Ref:  Quantum R/C



* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                    PROPORTIONATE
BANK                                                   SHARE*
----                                                   ------


ROYAL BANK OF CANADA                                  4.00000000%

Applicable Lending Office:

Royal Bank of Canada
600 Wilshire Blvd., Suite 800
Los Angeles, CA  90017
Attention:  Stephen Hughes

Telephone:        (213) 955-5320
Fax:              (213) 955-5350


Address for Notices:

Credit:

Royal Bank of Canada
600 Wilshire Blvd., Suite 800
Los Angeles, CA  90017
Attention:  Stephen Hughes

Telephone:        (213) 955-5320
Fax:              (213) 955-5350

Operations:

Royal Bank of Canada
1 Financial Square, 23rd Floor
New York, NY  10005-3531
Attention:  Linda Smith
Telephone:        (212) 428-6323
Fax:              (212) 428-2372
Telex:            ROYBAN 65219


Wiring Instructions:

Chase Manhattan Bank, New York
New York, NY
ABA #:  021000021
Account #:  920-1-033363
Attention:  Linda Smith




* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                  PROPORTIONATE
BANK                                                 SHARE*
----                                                 ------


DEUTSCHE BANK AG NEW YORK AND/OR                    4.00000000%
CAYMAN ISLANDS BRANCHES

Applicable Lending Office:

Deutsche Bank AG
31 West 52nd Street
New York, NY 10019
Attention:  Nancy Zorn

Telephone:  (212) 469-4112
Fax:        (212) 469-4139

Backup Operations:  Lynn Sweeney
Telephone:        (212) 469-4098
Fax:              (212) 469-4139

Address for Notices:
50 California Street, Suite 1500
San Francisco, CA 94111
Attention: Olaf Janke

Telephone:  (415) 439-5225
Fax:        (415) 439-5215


Wiring Instructions:

Deutsche Bank AG New York Branch
ABA #:  026003780
Ref:  Quantum Corporation
Attention:  Nancy Zorn


* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                   PROPORTIONATE
BANK                                                  SHARE*
----                                                  ------


KEYBANK NATIONAL ASSOCIATION                         4.00000000%

Applicable Lending Office:

KeyBank National Association
P.O. Box 1594
Tacoma, WA 98401
Attention:  Vicky Heineck/Mary Pease

Telephone:  (800) 297-5818
Fax:  (800) 297-5495


Address for Notices:

700 Fifth Avenue, 48th Floor
Seattle, WA 98104
Attention:  Kevin McBride/Mary Young

Telephone:  (206) 684-6039
Fax:  (206) 684-6035


Wiring Instructions:

KeyBank National Association

ABA #:  125000574
Account Name: NW Region Specialty Services
Account #:  01500163
Ref:  Quantum



* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                     PROPORTIONATE
BANK                                                    SHARE*
----                                                    ------


THE LONG-TERM CREDIT BANK
OF JAPAN, LTD.                                         4.00000000%

Applicable Lending Office:

The Long-Term Credit Bank of Japan, Ltd.
350 South Grand Avenue, Suite 3000
Los Angeles, CA  90071
Attention:  Tamotsu Ukai

Telephone:        (213) 689-6345
Fax:              (213) 626-1067


Address for Notices:

The Long-Term Credit Bank of Japan, Ltd.
350 South Grand Avenue, Suite 3000
Los Angeles, CA  90071
Attention:  Lisa Truong/Claude Graham

Telephone:        (213) 689-6244/(213) 689-6235
Fax:              (213) 626-1067
Telex:            673-3533
Answerback:       LTCB LSA


Wiring Instructions:

First Interstate Bank of California
Los Angeles, CA
Fed ABA#:  122000358
For Credit to:             Long-Term Credit Bank of Japan
                           Los Angeles Agency
Account No.:  6290131191
Attention:  LA7
Reference:        Quantum Corporation




* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                   PROPORTIONATE
BANK                                                  SHARE*
----                                                  ------


MELLON BANK                                          4.00000000%

Applicable Lending Office:

Mellon Bank
435 Tasso Street, Suite 100
Palo Alto, CA 94301
Attention:  Sean C. Gannon

Telephone:  (415) 326-3005 ext. 224
Fax:        (415) 326-2382


Address for Notices:

Mellon Bank
Three Mellon Bank Center, 153-2304
Pittsburgh, PA  15259
Attention:  Damon Carr

Telephone:  (412) 234-1872
Fax:        (412) 236-2027


Wiring Instructions:

Mellon Bank
Attention:  Loan Administration
ABA #:  043000261
Account #:  990-873-800
Ref:  Quantum Corporation
Attention:  Loan Administration



* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                     PROPORTIONATE
BANK                                                    SHARE*
----                                                    ------


SANWA BANK CALIFORNIA                                  4.00000000%

Applicable Lending Office:

Sanwa Bank California
San Jose Commercial Banking Center
220 Almaden Boulevard
San Jose, CA  95113


Address for Notices:

Sanwa Bank California
San Jose Commercial Banking Center
220 Almaden Boulevard
San Jose, CA  95113
Attention:        Robert R. Schutt
                  James E. Rosewater

Telephone:        (408) 297-6500
Fax:              (408) 292-4092


Wiring Instructions:

Sanwa Bank California
ABA No.:  122003516
Account Name:  San Jose CBC
Account No.:  1128-19005
Reference:  Quantum Corporation




* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                      PROPORTIONATE
BANK                                                     SHARE*
----                                                     ------


THE SUMITOMO TRUST AND
BANKING CO., LTD. LOS ANGELES AGENCY                    4.00000000%

Applicable Lending Office:

The Sumitomo Trust and Banking Co., Ltd., Los Angeles Agency
333 South Grand Avenue, Suite 5300
Los Angeles, CA  90071
Attention:  Dan McGregor

Telephone:        (213) 229-2197
Fax:              (213) 613-1083


Address for Notices:

The Sumitomo Trust and Banking Co., Ltd.. Los Angeles Agency
333 South Grand Avenue, Suite 5300
Los Angeles, CA  90071
Attention:  Manager, Credit Administration Department

Telephone:        (213) 629-3191
Fax:              (213) 628-2719


Wiring Instructions:

Bank of America NT & SA, San Francisco, California
ABA #:  121000358
Account Name: The Sumitomo Trust & Banking Co., Ltd., Los Angeles Agency Account #: 62907-31117
Ref:  Quantum Corporation



* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                     PROPORTIONATE
BANK                                                    SHARE*
----                                                    ------


BANQUE PARIBAS                                         3.00000000%

Applicable Lending Office:

Banque Paribas
101 California Street, Suite 3150
San Francisco, CA  94111
Attention:  Nanci Meyer

Telephone:  (415) 398-6811
Fax:        (415) 398-4240


Address for Notices:

Banque Paribas
2029 Century Park East, Suite 3900
Los Angeles, CA  90067

         Letters of Credit:

         Attention:        Tessie Xander
         Telephone:        (310) 551-7385
         Fax:              (310) 553-1504

         Revolver:

         Attention:        Shirley Williams
         Telephone:        (310) 551-7360
         Fax:              (310) 553-1504


Wiring Instructions:

Bank of America, San Francisco CA
ABA #:  1210-0035-8
For credit to Banque Paribas, Los Angeles Agency
Account #:  62902-10150
Ref:  Quantum Corporation



* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                                  PROPORTIONATE
BANK                                                 SHARE*
----                                                 ------


THE SUMITOMO BANK, LIMITED                          2.00000000%

Applicable Lending Office:

The Sumitomo Bank, Limited
San Francisco Agency
555 California Street, Suite 3350
San Francisco, CA  94104
Attention:        Gavin Hollis

Telephone:        (415) 616-3003
Fax:              (415) 397-1475

Address for Notices:

The Sumitomo Bank, Limited
San Francisco Agency
555 California Street, Suite 3350
San Francisco, CA  94104
Attention:        Matt Kather

Telephone:        (415) 616-3025
Fax:              (415) 378-3580


Wiring Instructions:

The Sumitomo Bank of California
ABA No.:  121 002 042
Account Name:  The Sumitomo Bank, Ltd., San Francisco Branch
Reference:  Quantum Corporation




* To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                   SCHEDULE II

                                  PRICING GRID

                         LEVEL 1     LEVEL 2   LEVEL 3    LEVEL 4    LEVEL 5
                         PERIOD      PERIOD    PERIOD     PERIOD     PERIOD
                         -------     -------   -------    -------    -------

APPLICABLE MARGINS
AND LC USAGE
FEE RATES:                0.40%       0.55%     0.70%      0.90%      1.10%


COMMITMENT FEE
PERCENTAGES:              .150%       .200%     .250%      .300%      .375%




                                   EXPLANATION

1. The Applicable Margin for each LIBOR Loan, the LC Usage Fee Rate on each Letter of Credit and the Commitment Fee Percentage will be set for each Pricing Period and will vary depending upon whether such period is a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period or a Level 5 Period.

2. The first Pricing Period, which commences on the date of this Agreement and ends on September 30, 1997, will be a Level 3 Period.

3. The second Pricing Period, which commences on October 1, 1997 and ends on November 30, 1997, will be a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period or a Level 5 Period depending upon Borrower's Total Funded Debt Ratio (and, with respect to determining pricing at Level 1 Pricing only, EBITDA) for the consecutive four-fiscal quarter period ending on June 30, 1997.

4. Each Pricing Period thereafter will be a Level 1 Period, a Level 2 Period, a Level 3 Period, a Level 4 Period or a Level 5 Period depending upon Borrower's Total Funded Debt Ratio (and, with respect to determining pricing at Level 1 Pricing only, EBITDA) for the most recent consecutive four-fiscal quarter period ending prior to the first day of such Pricing Period as follows:

         (a) If, during any Pricing Period (i) Borrower's Total Funded Debt Ratio is 1.00 or less and (ii) Borrower's EBITDA for the previous four quarters is $400,000,000 or more, Borrower's pricing will be a Level 1 Period.

         (b) If, during any Pricing Period, (i) Borrower's Total Funded Debt Ratio is more than 1.00 but less than or equal to

                  1.50, or (ii) Borrower's Total Funded Debt Ratio is less than or equal to 1.00 but Borrower's EBITDA for the previous four quarters is less than $400,000,000, Borrower's pricing will be a Level 2 Period.

         (c) If, during any Pricing Period, Borrower's Total Funded Debt Ratio is more than 1.50 but less than or equal to 2.00, Borrower's pricing will be a Level 3 Period.

         (d) If, during any Pricing Period, Borrower's Total Funded Debt Ratio is more than 2.00 but less than or equal to 2.50, Borrower's pricing will be a Level 4 Period.

         (e) If, during any Pricing Period, Borrower's Total Funded Debt Ratio is more than 2.50, Borrower's pricing will be a Level 5 Period.

5. Level 1 Period will also apply during any Pricing Period (other than the first Pricing Period) in which Borrower's senior long term debt rating from S&P or Moody's is equal to or better than either BBB- or Baa3 or Borrower's subordinated debt rating from S&P or Moody's is equal to or better than BB+ or Ba1.

                                  SCHEDULE 3.01

                          INITIAL CONDITIONS PRECEDENT


A.       Principal Credit Documents.

                  (1) The Credit Agreement, duly executed by Borrower, each Bank and each Agent; and

                  (2) A Note payable to each Bank, each duly executed by Borrower.


B.       Borrower Corporate Documents.

                  (1) The Certificate of Incorporation of Borrower, certified as of a recent date prior to the Closing Date by the Secretary of State of Delaware;

                  (2) A Certificate of Good Standing for Borrower (or comparable certificate), certified as of a recent date prior to the Closing Date by the Secretary of State of Delaware;

                  (3) A certificate of the Secretary or an Assistant Secretary of Borrower, dated the Closing Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of Borrower as in effect on the Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Agreement and the other Credit Documents executed or to be executed by Borrower and the consummation of the transactions contemplated hereby and thereby; (c) that there are no proceedings for the dissolution or liquidation of Borrower; and (d) the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform this Agreement, the other Credit Documents and all other documents, instruments or agreements related thereto executed or to be executed by Borrower and indicating each such officer which is an Executive Officer or Authorized Financial Officer; and

                  (4) Certificates of Good Standing (or comparable certificate) for Borrower, certified as of a recent date prior to the Closing Date by the Secretaries of State (or comparable public official) of each state in which Borrower is qualified to do business.

C.       Financial Statements, Financial Condition, Etc.

                                     3.01-1

                  (1) A copy of the unaudited balance sheet, statements of income and cash flows of Borrower and its Subsidiaries for the fiscal quarter ended March 31, 1997 and for the fiscal year to such date (prepared on a consolidated basis);

                  (2) A copy of the audited consolidated Financial Statements of Borrower for the fiscal year ended March 31, 1996, prepared by Ernst & Young and a copy of the unqualified opinion delivered by such accountants in connection with such Financial Statements;

                  (3) A copy of the 10-Q report filed by Borrower with the Securities and Exchange Commission for the quarter ended December 29, 1996;

                  (4) A copy of the 10-K report filed by Borrower with the Securities and Exchange Commission for the fiscal year ended March 31, 1996; and

                  (5) Such other financial, business and other information regarding Borrower, or any of its Subsidiaries as any Co-Arranger may reasonably request, including information as to possible contingent liabilities, tax matters, environmental matters and obligations for employee benefits and compensation.


D. Opinions. A favorable written opinion from Wilson Sonsini Goodrich & Rosati, counsel for Borrower, dated the Closing Date, addressed to the Administrative Agent for the benefit of the Agents and the Banks, covering such legal matters as Agents may reasonably request and otherwise in form and substance satisfactory to the Co-Arrangers.


E. Other Items.

                  (1) A duly completed and timely delivered Notice of Borrowing;

                  (2) The Disclosure Letter, duly executed by Borrower;

                  (3) A copy of the indenture (including, as applicable, the form of debenture and the form of the note) and other documents, agreements and instruments, related to the Convertible Subordinated Debentures, together with all amendments and indentures supplemental thereto through the Closing Date, certified by an Executive Officer of Borrower;

                  (4) An organization chart for Borrower and its Subsidiaries, setting forth the relationship among such Persons, certified by an Executive Officer of Borrower;

                                     3.01-2

                  (5)  A  certificate  of  an  Executive  Officer  of  Borrower,
         addressed  to   Administrative   Agent  and  dated  the  Closing  Date,
         certifying that:

                           (a) The  representations  and warranties set forth in
                  Paragraph 4.01 are true and correct in all material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true as of such date); and

                           (b) No Event of Default or Default has  occurred  and
                  is continuing as of such date;

                  (6) Evidence satisfactory to Administrative Agent that the proceeds of the initial Loans to be made on the Closing Date will be used to satisfy all outstanding indebtedness of Borrower under the Prior Credit Agreement, that the obligations of Borrower under the Prior Credit Agreement (other than inchoate indemnity obligations) have been satisfied and that the Prior Credit Agreement is terminated;

                  (7) All fees and expenses payable to the Agents and the Banks on or prior to the Closing Date (including all Origination Fees and all fees payable to the Agents pursuant to the Agents' Fee Letters);

                  (8) All fees and expenses of Agents' counsels through the Closing Date; and

                  (9) Such other evidence as any Agent or Bank Party may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Agreement and the other Credit Documents.

                                     3.01-3

                                SCHEDULE 4.01(p)


                              See Disclosure Letter




                                    4.01(p)-1

                                SCHEDULE 5.02(a)


                              See Disclosure Letter




                                    5.02(a)-1

                                    EXHIBIT A

                               NOTICE OF BORROWING

                                     [Date]


Canadian Imperial Bank of Commerce,
         as Administrative Agent
425 Lexington Avenue
New York, New York  10017
Attn:  Ian Palmer
       Syndications


         1. Reference is made to that certain Credit Agreement, dated as of June 6, 1997 (as amended from time to time, the "Credit Agreement"), among Quantum Corporation ("Borrower"), the financial institutions listed in Schedule I to the Credit Agreement (the "Banks"), ABN AMRO Bank N.V., San Francisco International Branch ("ABN") and CIBC Inc., as co-arrangers for the Banks, Canadian Imperial Bank of Commerce, as administrative agent for the Banks (in such capacity, "Administrative Agent"), ABN, as syndication agent for the Banks, Bank of America National Trust and Savings Association, as documentation agent for the Banks, and certain co-agents listed therein. Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.01(b) of the Credit Agreement, Borrower irrevocably hereby requests a Borrowing upon the following terms:

                  (a) The principal amount of the requested Borrowing is to be $__________;

                  (b) The requested Borrowing is to consist of ["Base Rate" or "LIBOR"] Loans;

                  (c) If the  requested  Borrowing is to consist of LIBOR Loans,
         the  initial   Interest   Period  for  such  Revolving  Loans  will  be
         [__________ month[s]]; and

                  (d) The date of the requested  Borrowing is to be  __________,
         _____.

         3. Borrower hereby certifies to the Agents and the Banks that, on the date of this Notice of Borrowing and after giving effect to the requested
Borrowing:

                  (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which are true as of such date); and

                  (b) No Default or Event of Default has occurred and is continuing or will result from the requested Borrowing.

         4.  Please  disburse  the  proceeds  of  the  requested   Borrowing  to
________________________________________________________________________________
______________________________________________________________.

         IN WITNESS WHEREOF, Borrower has executed this Notice of Borrowing on the date set forth above.

                                         QUANTUM CORPORATION



                                         By:___________________________
                                           Name:_______________________
                                           Title:______________________

                                    EXHIBIT B

                              NOTICE OF CONVERSION

                                     [Date]


Canadian Imperial Bank of Commerce,
         as Administrative Agent
425 Lexington Avenue
New York, New York  10017
Attn:  Ian Palmer
       Syndications


         1. Reference is made to that certain Credit Agreement, dated as of June 6, 1997 (as amended from time to time, the "Credit Agreement"), among Quantum Corporation ("Borrower"), the financial institutions listed in Schedule I to the Credit Agreement (the "Banks"), ABN AMRO Bank N.V., San Francisco International Branch ("ABN") and CIBC Inc., as co-arrangers for the Banks, Canadian Imperial Bank of Commerce, as administrative agent for the Banks (in such capacity, "Administrative Agent"), ABN, as syndication agent for the Banks, Bank of America National Trust and Savings Association, as documentation agent for the Banks, and certain co-agents listed therein. Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.01(d) of the Credit Agreement, Borrower hereby irrevocably requests to convert a Borrowing as follows:

                  (a) The Borrowing to be converted consists of ["Base Rate" or "LIBOR"] Loans in the aggregate principal amount of $__________ which were initially advanced to Borrower on ___________, ____;

                  (b) The Revolving Loans in the Borrowing are to be converted into ["Base Rate" or "LIBOR"] Loans;

                  (c) If such Revolving Loans are to be converted into LIBOR Loans, the initial Interest Period for such Revolving Loans commencing upon conversion will be [__________ month[s]]; and

                  (d) The date of the requested conversion is to be ___________, ____;

         3. Borrower hereby certifies to the Agents and the Banks that, on the date of this Notice of Conversion, and after giving effect to the requested conversion, no Default or Event of Default has occurred and is continuing or will result from the requested conversion.

         IN WITNESS WHEREOF, Borrower has executed this Notice of Conversion on the date set forth above.

                                           QUANTUM CORPORATION



                                           By:___________________________
                                             Name:_______________________
                                             Title:______________________

                                    EXHIBIT C

                       NOTICE OF INTEREST PERIOD SELECTION

                                     [Date]


Canadian Imperial Bank of Commerce,
         as Administrative Agent
425 Lexington Avenue
New York, New York  10017
Attn:  Ian Palmer
       Syndications


         1. Reference is made to that certain Credit Agreement, dated as of June 6, 1997 (as amended from time to time, the "Credit Agreement"), among Quantum Corporation ("Borrower"), the financial institutions listed in Schedule I to the Credit Agreement (the "Banks"), ABN AMRO Bank N.V., San Francisco International Branch ("ABN") and CIBC Inc., as co-arrangers for the Banks, Canadian Imperial Bank of Commerce, as administrative agent for the Banks (in such capacity, "Administrative Agent"), ABN, as syndication agent for the Banks, Bank of America National Trust and Savings Association, as documentation agent for the Banks, and certain co-agents listed therein. Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.01(e) of the Credit Agreement, Borrower hereby irrevocably selects a new Interest Period for a Revolving Loan as follows:

                  (a) The Borrowing for which a new Interest Period is to be selected consists of LIBOR Loans in the aggregate principal amount of $__________ which were initially advanced to Borrower on _____________, _____ ;

                  (b) The last day of the current Interest Period for such Revolving Loans is ___________, ____; and

                  (c)  The  next  Interest   Period  for  such  Revolving  Loans
         commencing upon the last day of the current Interest Period is to be [_________ month[s]].

         3. Borrower hereby certifies to the Agents and the Banks that, on the date of this Notice of Interest Period Selection, and after giving effect to the requested selection, no Default or Event of Default has occurred and is continuing or will result from the requested selection.

         IN WITNESS WHEREOF, Borrower has executed this Notice of Interest Period Selection on the date set forth above.

                                       QUANTUM CORPORATION



                                       By:___________________________
                                         Name:_______________________
                                         Title:______________________

                                    EXHIBIT D

                               REVOLVING LOAN NOTE


$_________________                                            ___________, _____
                                                              ____________, 1997


         FOR  VALUE  RECEIVED,   QUANTUM  CORPORATION,  a  Delaware  corporation
("Borrower"),     hereby     promises     to    pay    to    the     order    of
________________________________________   ("Bank"),   the   principal   sum  of
______________________________  DOLLARS ($__________),  or such lesser amount as shall equal the aggregate outstanding principal balance of the Revolving Loans made by Bank to Borrower pursuant to the Credit Agreement referred to below (as amended from time to time, the "Credit Agreement"), on or before the Maturity Date specified in the Credit Agreement, and to pay interest on said sum, or such lesser amount, at the rates and on the dates provided in the Credit Agreement.

         Borrower shall make all payments hereunder, for the account of Bank's Applicable Lending Office, to Administrative Agent as indicated in the Credit Agreement, in lawful money of the United States and in same day or immediately available funds.

         Borrower hereby authorizes Bank to record on the schedule(s) annexed to this note the date and amount of each Revolving Loan and of each payment or prepayment of principal made by Borrower and agrees that all such notations shall constitute prima facie evidence of the matters noted; provided, however, that the failure of Bank to make any such notation shall not affect Borrower's obligations hereunder.

         This note is one of the Notes referred to in the Credit Agreement, dated as of June 6, 1997, among Borrower, Bank and the other financial institutions from time to time parties thereto (collectively, the "Banks"), ABN AMRO Bank N.V., San Francisco International Branch and CIBC Inc., as
co-arrangers for the Banks, and Canadian Imperial Bank of Commerce, as administrative agent for the Banks. This note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity set forth therein. The transfer, sale or assignment of any rights under or interest in this note is subject to certain restrictions contained in the Credit Agreement, including Paragraph 8.05 thereof. Terms used herein have the meanings assigned to those terms in the Credit Agreement, unless otherwise defined herein.

         Borrower shall pay all reasonable fees and expenses payable to third parties, including reasonable attorneys' fees, incurred by Bank in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. Borrower hereby waives notice of presentment, demand, protest or notice of any other kind. This note shall be governed by and construed in accordance with the laws of the State of California.


                                        QUANTUM CORPORATION


                                        By:___________________________
                                           Name:______________________
                                           Title:_____________________

                         LOANS AND PAYMENTS OF PRINCIPAL


--------------------------------------------------------------------------------
                                              Amount of       Unpaid
         Type of     Amount of   Interest   Principal Paid   Principal  Notation
 Date     Loan         Loan       Period      or Prepaid      Balance   Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                       D-3

                                    EXHIBIT E

                             COMPLIANCE CERTIFICATE

                                     [Date]


Canadian Imperial Bank of Commerce,
         as Administrative Agent
425 Lexington Avenue
New York, New York  10017
Attn:  Ian Palmer
       Syndications


         1. Reference is made to that certain Credit Agreement, dated as of June 6, 1997 (as amended from time to time, the "Credit Agreement"), among Quantum Corporation ("Borrower"), the financial institutions listed in Schedule I to the Credit Agreement (the "Banks"), ABN AMRO Bank N.V., San Francisco International Branch ("ABN") and CIBC Inc., as co-arrangers for the Banks, Canadian Imperial Bank of Commerce, as administrative agent for the Banks (in such capacity, "Administrative Agent"), ABN, as syndication agent for the Banks, Bank of America National Trust and Savings Association, as documentation agent for the Banks, and certain co-agents listed therein. Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein (including Attachment 1 hereto).

         2. Borrower hereby certifies to the Agents and the Banks as follows:

                  (a) In connection with the preparation of the Financial Statements of Borrower for the [quarter][year] ended __________, ____ (the "Financial Statements"), the undersigned Executive Officer of Borrower (the "Undersigned") has reviewed the terms of the Credit Agreement and has made, or caused to be made, a detailed review of the transactions and financial condition of Borrower and its Subsidiaries during the accounting period covered by the Financial Statements.

                  (b) The Undersigned did not discover during the course of such reviews, and has no other knowledge of, any event or condition which constitutes a Default or an Event of Default at the end of the accounting period covered by the Financial Statements or as of the date of this Compliance Certificate, except as follows:

                           [State "None" or describe in detail any event or condition which constitutes a Default or an Event of Default, including the period during which any such event or condition has existed, and the action which Borrower proposes to take in connection therewith.]

                  (c) Set forth in Attachment 1 hereto are true, complete and accurate computations used in determining compliance with various covenants set forth in the Credit Agreement for the period covered by the Financial Statements and as of the last day of such period.

         IN WITNESS WHEREOF, Borrower has executed this Compliance Certificate on the date set forth above.


                                        QUANTUM CORPORATION


                                        By:___________________________
                                           Name:______________________
                                           Title:_____________________

                                    EXHIBIT F

                             SUBORDINATED DEBT TERMS


         Section  [_].1  Agreement  of  Subordination.   [Quantum   Corporation]
covenants and agrees, and each holder of Notes issued hereunder by his acceptance thereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of this Article [__]; and each Person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

         The payment of the principal of, premium, if any, and interest on all Notes (including, but not limited to, the redemption price with respect to the
Notes  called  for  redemption  in  accordance   with  Section  [_]  [Notice  of
Redemption: Selection of Notes] or submitted for redemption in accordance with Section [_] [Redemption at Option of Holders], as the case may be, as provided in the Indenture) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article [_] shall prevent the occurrence of any default or Event of Default hereunder.

         Section [_].2 Payments to Noteholders. No payment shall be made with respect to the principal of, or premium, if any, or interest on the Notes (including, but not limited to, the redemption price with respect to the Notes to be called for redemption in accordance with Section [_] [Notice of
Redemption: Selection of Notes] or submitted for redemption in accordance with Section [_] [Redemption at Option of Holders], as the case may be, as provided in the Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section [_].5, if:

         (i) a default in the payment of principal, premium, interest, rent or other obligations due on any Senior Indebtedness occurs and is continuing (or, in the case of Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness), unless and until such default shall have been cured or waived or shall have ceased to exist; or

         (ii) a default, other than a payment default, on a Designated Senior Indebtedness occurs and is continuing that then permits holders of such Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a Representative or [Quantum Corporation].

         If the Trustee  receives any Payment Blockage Notice pursuant to clause
(ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section [_].2 unless and until (A) at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice, and (B) all scheduled payments of principal, premium, if any, and interest on the Notes that have come due have been paid in full in cash. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

         [Quantum   Corporation]   may  and  shall   resume   payments   on  and
distributions in respect of the Notes upon the earlier of:

         (1) the date upon which the default is cured or waived or ceases to exist, or

         (2) in the case of a default referred to in clause (ii) above, 179 days pass after notice is received if the maturity of such Designated Senior Indebtedness has not been accelerated,

unless this Article [_] otherwise prohibits the payment or distribution at the time of such payment or distribution.

         Upon any payment by [Quantum Corporation], or distribution of assets of [Quantum Corporation] of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of [Quantum Corporation], whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or payment thereof in accordance with its terms provided for in cash or other payment satisfactory to the holders of such Senior Indebtedness before any payment is made on account of the principal of, premium, if any, or interest on the Notes (except payments made pursuant to Article [_] [Trustee Provisions] from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization of [Quantum Corporation] or bankruptcy, insolvency, receivership or other proceeding, any payment by [Quantum Corporation], or distribution of assets of [Quantum Corporation] of any kind or character, whether in cash, property or securities, to which the holders of the Notes or the Trustee would be entitled, except for the provision of this Article [_], shall (except as aforesaid) be paid by [Quantum Corporation] or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Notes or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such
holders,   or  as  otherwise  required  by  law  or  a  court  order)  or  their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Notes or to the Trustee.

         For purposes of this Article [_], the words, "cash, property or securities" shall not be deemed to include shares of stock of [Quantum
Corporation] as reorganized or readjusted, or securities of [Quantum Corporation] or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article [_] with respect to the Notes to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness (other than leases which are not assumed by [Quantum Corporation] or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of [Quantum Corporation] with, or the merger of [Quantum Corporation] into, another corporation or the liquidation or dissolution of [Quantum Corporation] following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article [_] [Consolidation, Merger, Sale, Conveyance and Lease] shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section [_].2 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article [_] [Consolidation, Merger, Sale, Conveyance and Lease].

         In the event of the acceleration of the Notes because of an Event of Default, no payment or distribution shall be made to the Trustee or any holder of Notes in respect of the principal of, premium, if any, or interest on the Notes (including, but not limited to, the redemption price with respect to the
Notes called for redemption in accordance with Section [_] [Notice of Redemption; Selection of Notes] or submitted for redemption in accordance with Section [__] [Redemption at Option of Holders], as the case may be, as provided in the Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section [_].5, until all Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Notes is accelerated because of an Event of Default, [Quantum Corporation] shall promptly notify holders of Senior Indebtedness of the acceleration.

         In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of [Quantum Corporation] of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the holders of the Notes before all Senior Indebtedness is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by [Quantum Corporation], for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         Nothing in this Section [_].2 shall apply to claims of, or payments to, the Trustee under or pursuant to Section [__][Compensation and Expenses of Trustee]. This Section [_].2 shall be subject to the further provisions of Section [_].5.

         Section [_].3 Subrogation of Notes. Subject to the payment in full of all Senior Indebtedness, the rights of the holders of the Notes shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article [_](equally and ratably with the holders of all indebtedness of [Quantum Corporation] which by its express terms is subordinated to other indebtedness of [Quantum Corporation] to substantially the same extent as the Notes are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of [Quantum Corporation] applicable to the Senior Indebtedness until the principal, premium, if any, and interest on the Notes shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders of the Notes or the Trustee would be entitled except for the provisions of this Article [_] and no payment over pursuant to the provisions of this Article [_] to or for the benefit of the holders of Senior Indebtedness by holders of the Notes or the Trustee, shall, as between [Quantum Corporation], its creditors other than holders of Senior Indebtedness, and the holders of the Notes, be deemed to be a payment by [Quantum Corporation] to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the holders of the Notes pursuant to the subrogation provisions of this Article [_], which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by [Quantum Corporation] to or for the account of the Notes. It is understood that the provisions of this Article [_] are and are intended solely for the purposes of defining the relative rights of the holders of the Notes, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

         Nothing contained in this Article [_] or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among [Quantum Corporation], its creditors other than the holders of Senior Indebtedness, and the holders of the Notes, the obligation of [Quantum Corporation], which is absolute and unconditional, to pay to the holders of the Notes the principal of (and premium, if any) and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Notes and creditors of [Quantum Corporation] other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article [_] of the holders of Senior Indebtedness in respect of cash, property or securities of [Quantum Corporation] received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of [Quantum Corporation] referred to in this Article [_], the Trustee, subject to the provisions of Section [_] [Duties and Responsibilities of Trustee], and the holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of [Quantum Corporation], the amount thereof or payable thereon and all other facts pertinent thereto or to this Article [_].

         Section [_].4 Authorization to Effect Subordination. Each holder of a Note by the holder's acceptance thereof authorizes and directs the Trustee on the holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article [_] and appoints the Trustee to act as the holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in the third paragraph of Section [_] [Payments of Notes on Default; Suit Therefor] hereof at least 30 days before the expiration of the time to file such claim, the holders of any Senior Indebtedness or their representatives are hereby authorized to file an appropriate claim for and on behalf of the holders of the Notes.

         Section [_].5 Notice to Trustee. [Quantum Corporation] shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any paying agent of any fact known to [Quantum Corporation] which would prohibit the making of any payment of monies to or by the Trustee or any paying agent in respect of the Notes pursuant to the provisions of this Article [_]. Notwithstanding the provisions of this Article [_] or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Notes pursuant to the provisions of this Article [_], unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from [Quantum Corporation] (in the form of an Officers' Certificate) or a Representative or a holder or holders of Senior Indebtedness or from any trustee thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section [_] [Duties and Responsibilities of Trustee], shall be entitled in all respects to assume that no such facts exist; provided that if on a date not fewer than one Business Day prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Note) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section [_].5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         Notwithstanding anything in this Article [_] to the contrary, nothing shall prevent any payment by the Trustee to the Noteholders of monies deposited with it pursuant to Section [_] [Discharge of Indenture], and any such payment shall not be subject to the provisions of Section [_].1 or [_].2.

         The Trustee, subject to the provisions of Section [_] [Duties and Obligations of Trustee], shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article [_], the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article [_], and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

         Section [_].6 Trustee's Relation to Senior Indebtedness. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article [_] in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section
[_] [Limitations on Rights of Trustee as Creditor] or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article [_], and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section [_] [Duties and Obligations of Trustee], the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to holders of Notes, [Quantum Corporation] or any other person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article [_] or otherwise.

         Section [_].7 No Impairment of Subordination. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of [Quantum Corporation] or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by [Quantum Corporation] with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

         Section [_].8 Certain Conversions Deemed Payment. For the purposes of this Article [_] only, (1) the issuance and delivery of junior securities upon conversion of Notes in accordance with Article [_] [Conversion of Notes] shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Notes or on account of the purchase or other acquisition of Notes, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 15.[_] [Cash Payment in Lieu of Fractional Shares]), property or securities (other than junior securities) upon conversion of a Note shall be deemed to constitute payment on account of the principal of such Note. For the purposes of this Section [_].8, the term "junior securities" means (a) shares of any stock of any class of [Quantum Corporation], or (b) securities of [Quantum Corporation] which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article [_]. Nothing contained in this Article [_] or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among [Quantum Corporation], its creditors other than holders of Senior Indebtedness and the Noteholders, the right, which is absolute and unconditional, of the Holder of any Note to convert such Note in accordance with Article [_] [Conversion of Notes].

         Section [_].9 Article Applicable to Paying Agents. If at any time any paying agent other than the Trustee shall have been appointed by [Quantum Corporation] and be then acting hereunder, the term "Trustee" as used in this Article [_] shall (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article [_] in addition to or in place of the Trustee; provided, however, that the first paragraph of Section [_].5 shall not apply to [Quantum Corporation] or any Affiliate of [Quantum Corporation] if it or such Affiliate acts as paying agent.

         Section [_].10 Senior Indebtedness Entitled to Rely. The holders of Senior Indebtedness (including, without limitation, Designated Senior Indebtedness) shall have the right to rely upon this Article [_], and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

Definitions:

         Designated Senior Indebtedness: The term "Designated Senior Indebtedness" means the Sumitomo Credit Agreement and any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which [Quantum Corporation] is a party) expressly provides that such Indebtedness shall be "Designated Senior Indebtedness" for purposes of the Indenture
(provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness). If any payment made to any holder of any Designated Senior Indebtedness or its Representative with respect to such Designated Senior Indebtedness is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of [Quantum Corporation] or otherwise, the reinstated Indebtedness of [Quantum Corporation] arising as a result of such rescission or return shall constitute Designated Senior Indebtedness effective as of the date of such rescission or return.

         Senior Indebtedness: The term "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of [Quantum Corporation], whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by [Quantum Corporation] (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Notes or expressly provides that such Indebtedness is "pari passu" or "junior" to the Notes. Notwithstanding the foregoing, the term Senior Indebtedness shall not include any Indebtedness of [Quantum Corporation] to any subsidiary of [Quantum Corporation], a majority of the voting stock of which is owned, directly or indirectly, by [Quantum Corporation] or [Quantum Corporation]'s 5% Convertible Subordinated Debentures due April 1, 2002. If any payment made to any holder of any Senior Indebtedness or its Representative with respect to such Senior Indebtedness is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of [Quantum Corporation] or otherwise, the reinstated Indebtedness of [Quantum Corporation] arising as a result of such rescission or return shall constitute Senior Indebtedness effective as of the date of such rescission or return.

         Sumitomo Credit Agreement: The term "Sumitomo Credit Agreement" means that certain Credit Agreement, dated as of September 22, 1995 by and among [Quantum Corporation], the several financial institutions listed on the signature pages thereto (collectively, the "Banks"), and The Sumitomo Bank, Limited, acting through its San Francisco Branch, as agent for the Banks (the
"Agent") and as Issuer, as amended, amended and restated, supplemented or otherwise modified from time to time.

                                    EXHIBIT G

                              ASSIGNMENT AGREEMENT


         THIS ASSIGNMENT AGREEMENT, dated as of the date set forth at the top of Attachment 1 hereto, is by and among:

                  (1) The bank designated under item A of Attachment 1 hereto as the Assignor Bank ("Assignor Bank"); and

                  (2) Each bank designated under item B of Attachment 1 hereto as an Assignee Bank (individually, an "Assignee Bank").


                                    RECITALS

         A. Assignor Bank is one of the banks which is a party to the Credit Agreement dated as of June 6, 1997, by and among Quantum Corporation, a Delaware corporation ("Borrower"), Assignor Bank and the other financial institutions parties thereto (collectively, the "Banks"), ABN AMRO Bank N.V., San Francisco International Branch ("ABN") and CIBC Inc., as co-arrangers for the Banks, Canadian Imperial Bank of Commerce, as administrative agent for the Banks (in such capacity, "Administrative Agent"), ABN, as syndication agent for the Banks, Bank of America National Trust and Savings Association, as documentation agent for the Banks, and certain co-agents listed therein. (Such Credit Agreement, as amended, supplemented or otherwise modified in accordance with its terms from time to time to be referred to herein as the "Credit Agreement").

         B. Assignor Bank wishes to sell, and Assignee Bank wishes to purchase, a portion of Assignor Bank's rights under the Credit Agreement pursuant to Subparagraph 8.05(c) of the Credit Agreement.


                                    AGREEMENT

         Now, therefore, the parties hereto hereby agree as follows:

         1.  Definitions.   Except  as  otherwise  defined  in  this  Assignment
Agreement, all capitalized terms used herein and defined in the Credit Agreement have the respective meanings given to those terms in the Credit Agreement.

         2. Sale and Assignment. Subject to the terms and conditions of this Assignment Agreement, Assignor Bank hereby agrees to sell, assign and delegate to each Assignee Bank and each Assignee Bank hereby agrees to purchase, accept and assume an undivided interest in and share of Assignor Bank's rights, obligations and duties under the Credit Agreement and the other Credit Documents equal to the Proportionate Share set forth under the caption "Proportionate Share" opposite such Assignee Bank's name on Attachment 1 hereto.

         3. Assignment Effective Upon Notice. Upon (a) receipt by Administrative Agent of five (5) counterparts of this Assignment Agreement (to each of which is attached a fully completed Attachment 1), each of which has been executed by Assignor Bank and each Assignee Bank (and, if any Assignee Bank is not then a Bank, by Borrower, Administrative Agent and Issuing Bank (if any)) and (b) payment to Administrative Agent of the registration and processing fee specified in Subparagraph 8.05(e) by Assignor Bank, Administrative Agent will transmit to Borrower, Assignor Bank and each Assignee Bank an Assignment Effective Notice substantially in the form of Attachment 2 hereto (an "Assignment Effective Notice"). Such Assignment Effective Notice shall set forth the date on which the assignment affected by this Assignment Agreement shall become effective (the "Assignment Effective Date"), which date shall be the fifth Business Day following the date of such Assignment Effective Notice.

         4. Assignment Effective Date. At or before 12:00 noon (local time of Assignor Bank) on the Assignment Effective Date, each Assignee Bank shall pay to Assignor Bank, in immediately available or same day funds, an amount equal to the purchase price, as agreed between Assignor Bank and such Assignee Bank (the "Purchase Price"), for the Proportionate Share purchased by such Assignee Bank hereunder. Effective upon receipt by Assignor Bank of the Purchase Price payable by each Assignee Bank, the sale, assignment and delegation to such Assignee Bank of such Proportionate Share as described in Paragraph 2 hereof shall become effective.

         5. Payments After the Assignment Effective Date. Assignor Bank and each Assignee Bank hereby agree that Administrative Agent shall, and hereby authorize and direct Administrative Agent to, allocate amounts payable under the Credit Agreement and the other Credit Documents as provided in the Credit Agreement in accordance with its appropriate Proportionate Share. Assignor Bank and each Assignee Bank have made separate arrangements for (i) the payment by Assignor Bank to such Assignee Bank of any principal, interest, fees or other amounts previously received or otherwise payable to Assignor Bank hereunder if Assignor Bank and such Assignee Bank have otherwise agreed that such Assignee Bank is entitled to receive any such amounts and (ii) the payment by such Assignee Bank to Assignor Bank of any principal, interest, fees or other amounts payable to such Assignee Bank hereunder if Assignor Bank and such Assignee Bank have otherwise agreed that Assignor Bank is entitled to receive any such amounts.

         6. Delivery of Notes. On or prior to the Assignment Effective Date, Assignor Bank will deliver to Administrative Agent the Note payable to Assignor Bank. On or prior to the Assignment Effective Date, Borrower will deliver to Administrative Agent a Note for each Assignee Bank and Assignor Bank, in each case a in principal amount reflecting, in accordance with the Credit Agreement, their respective Commitment (as adjusted pursuant to this Assignment Agreement). As provided in Subparagraph 8.05(c) of the Credit Agreement, each such new Note shall be dated the Closing Date and otherwise be in the form of Note replaced thereby (provided that Borrower shall not be obligated to pay any principal paid or interest accrued prior to the effective date of this assignment to the Assignee Bank). Promptly after the Assignment Effective Date, Administrative Agent will send to each of Assignor Bank and the Assignee Banks its new Note and will send to Borrower the superseded Note of Assignor Bank, marked "replaced."

         7. Delivery of Copies of Credit Documents. Concurrently with the execution and delivery hereof, Assignor Bank will provide to each Assignee Bank (if it is not already a Bank party to the Credit Agreement) conformed copies of all documents delivered to Assignor Bank on or prior to the Closing Date in satisfaction of the conditions precedent set forth in the Credit Agreement.

         8. Further Assurances. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

         9. Further Representations, Warranties and Covenants. Assignor Bank and each Assignee Bank further represent and warrant to and covenant with each other, Administrative Agent, the Co-Arrangers and the Banks as follows:

                  (a) Other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Assignor Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents furnished.

                  (b) Assignor Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any of its obligations under the Credit Agreement or any other Credit Documents.

                  (c) Each Assignee Bank confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement.

                  (d) Each Assignee Bank will, independently and without reliance upon any Agent, Assignor Bank or any other Bank Party and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents.

                  (e) Each Assignee Bank appoints and authorizes Agents to take such action as Agents on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Agents by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section VII of the Credit Agreement.

                  (f) Each Assignee Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Bank.

                  (g) Attachment 1 hereto sets forth the revised Proportionate Share of Assignor Bank and each Assignee Bank as well as administrative information with respect to each Assignee Bank.

         10. Effect of this Assignment Agreement. On and after the Assignment Effective Date, (a) each Assignee Bank shall be a Bank with a Proportionate Share as set forth on Attachment 1 hereto and shall have the rights, duties and obligations of such a Bank under the Credit Agreement and the other Credit Documents and (b) Assignor Bank shall be a Bank with a Proportionate Share as set forth on Attachment 1 hereto, or, if the Proportionate Share of Assignor Bank has been reduced to 0%, Assignor Bank shall cease to be a Bank.

         11. Miscellaneous. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of California. Paragraph headings in this Assignment Agreement are for convenience of reference only and are not part of the substance hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date set forth in Attachment 1 hereto.


                                               _____________________________,
                                               as an Assignee Bank



                                               By:___________________________
                                                  Name:______________________
                                                  Title:_____________________


                                               _____________________________,
                                               as an Assignee Bank



                                               By:___________________________
                                                  Name:______________________
                                                  Title:_____________________


                                               _____________________________,
                                               as an Assignee Bank



                                               By:___________________________
                                                  Name:______________________
                                                  Title:_____________________



                                               _____________________________,
                                               as an Assignee Bank



                                               By:___________________________
                                                  Name:______________________
                                                  Title:_____________________

CONSENTED TO AND ACKNOWLEDGED BY:

QUANTUM CORPORATION


By:___________________________
   Name:______________________
   Title:_____________________


CANADIAN IMPERIAL BANK OF COMMERCE,
  As Administrative Agent


By:___________________________
   Name:______________________
   Title:_____________________


ACCEPTED FOR RECORDATION
  IN REGISTER:


CANADIAN IMPERIAL BANK OF COMMERCE,
  As Administrative Agent


By:___________________________
   Name:______________________
   Title:_____________________

                                  ATTACHMENT 1
                             TO ASSIGNMENT AGREEMENT


                    NAMES, ADDRESSES AND PROPORTIONATE SHARES
              OF ASSIGNOR BANK AND ASSIGNEE BANKS AFTER ASSIGNMENT

                              --------------, ----




                                                               Proportionate
A.       ASSIGNOR BANK                                             Share*

         ------------------------------                           -----%

         Applicable Lending Office:

         ------------------------------
         ------------------------------
         ------------------------------
         ------------------------------


         Address for notices:

         ------------------------------
         ------------------------------
         ------------------------------
         ------------------------------

         Telephone No:  __________
         Facsimile No:  __________

         Wiring Instructions:

         ------------------------------
         ------------------------------

B.       ASSIGNEE BANKS

         ------------------------------                           -----%

         Applicable Lending Office:

         ------------------------------
         ------------------------------
         ------------------------------
         ------------------------------


--------

* To be expressed by a percentage rounded to the eighth-digit to the right of the decimal point.

                                     G[1]-1

                                                                  Proportionate
                                                                      Share*


B.       ASSIGNEE BANKS (cont'd)

         Address for notices:

         ------------------------------
         ------------------------------
         ------------------------------
         ------------------------------

         Telephone No:  __________
         Facsimile No:  __________

         Wiring Instructions:

         ------------------------------
         ------------------------------



         ------------------------------                              -----%

         Applicable Lending Office:

         ------------------------------
         ------------------------------

         Address for notices:

         ------------------------------
         ------------------------------
         ------------------------------
         ------------------------------

         Telephone No:  __________
         Facsimile No:  __________

         Wiring Instructions:

         ------------------------------
         ------------------------------

                                     G[1]-2

                                  ATTACHMENT 2
                             TO ASSIGNMENT AGREEMENT

                                     FORM OF
                           ASSIGNMENT EFFECTIVE NOTICE

         The undersigned, as administrative agent for the banks under the Credit Agreement, dated as of June 6, 1997 (as amended from time to time) among Quantum Corporation ("Borrower"), the financial institutions parties thereto (the "Banks") ABN AMRO Bank N.V., San Francisco International Branch ("ABN") and CIBC Inc., as co-arrangers for the Banks, Canadian Imperial Bank of Commerce, as administrative agent for the Banks (in such capacity, "Administrative Agent"), ABN, as syndication agent for the Banks, Bank of America National Trust and Savings Association, as documentation agent for the Banks, and certain co-agents listed therein, acknowledges receipt of five executed counterparts of a completed Assignment Agreement, a copy of which is attached hereto. [Note:
Attach copy of Assignment Agreement.] Terms defined in such Assignment Agreement are used herein as therein defined.

         1. Pursuant to such Assignment Agreement, you are advised that the Assignment Effective Date will be __________ [Insert fifth business day following date of Assignment Effective Notice].

         2. Pursuant to such Assignment Agreement, Assignor Bank is required to deliver to Administrative Agent on or before the Assignment Effective Date the Note payable to Assignor Bank.

         3. Pursuant to such Assignment Agreement, Borrower is required to deliver to Administrative Agent on or before the Assignment Effective Date the following Notes, each dated _________________ [Insert appropriate date]:

         [Describe each new Note for Assignor Bank and each Assignee Bank as to principal amount.]

         4. Pursuant to such Assignment Agreement, each Assignee Bank is required to pay its Purchase Price to Assignor Bank at or before 12:00 Noon (local time of Assignor Bank) on the Assignment Effective Date in immediately available funds.

                                       Very truly yours,

                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                         as Administrative Agent



                                       By:___________________________
                                       Name:_________________________
                                       Title:________________________


                                     G[2]-1